UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23319

Carlyle Tactical Private Credit Fund
(Exact Name of Registrant as Specified In Its Charter)

One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Joshua Lefkowitz, Esq.
Chief Legal Officer, Carlyle Tactical Private Credit Fund
One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (833) 677-3646

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders

CARLYLE TACTICAL PRIVATE CREDIT FUND
ANNUAL REPORT
DECEMBER 31, 2025

We are pleased to present the Carlyle Tactical Private Credit Fund (the “Fund”) 2025 Annual Review.

ANNUAL 2025 SHAREHOLDER LETTER
The Fund’s Class N shares returned 6.38% for the year ended December 31, 2025. The 2025 dividends for Class A, I, L, M, N, U, and Y shares were $0.70, $0.75, $0.70, $0.68, $0.74, $0.68, and $0.72, respectively. The weighted average total yield of the Fund’s portfolio at fair value was 9.4% and the annualized distribution rates1 for the various classes were: Class A (without sales charge) 8.0%, Class I 8.5%, Class L (without sales charge) 8.0%, Class M 7.7%, Class N 8.5%, Class U 7.7%, and Class Y 8.3%.

FUND REVIEW & DISCUSSION OF PERFORMANCE
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies.
As of December 31, 2025, the Fund had $4.8 billion of net assets and, by utilizing leverage, total assets (including cash and other assets) of $6.9 billion. The Fund maintained a consistent approach to its use of leverage, aiming to improve shareholder returns, while taking on minimal incremental risk. The total asset coverage ratio for the Fund as of December 31, 2025 was 352%. As a percentage of total assets, the Fund’s portfolio consisted of 65.1% first-lien debt investments, 1.4% second-lien debt investments, 4.6% asset-backed securities, 13.6% Structured Credit investments, 4.9% corporate bond investments and 5.5% unlisted equity (including preferred equity and warrants). These levels are in line with concentration limits disclosed to the Fund’s shareholders. As of December 31, 2025, 90% of the Fund’s debt investments were floating rate in nature. The Fund had debt investments across over 500 portfolio companies with an average investment size of less than 1% of the total portfolio. Approximately 80% of the portfolio represented investments in companies located in the United States. As of December 31, 2025, there were eight portfolio companies on non-accrual representing 120 bps of exposure on a cost basis.
The Fund also notably increased the number of positions in its portfolio from approximately 800 at the end of 2024 to over 900 as of December 31, 2025, as the Fund continued to diversify in position size and across industries. Given the diversification of the portfolio across issuers, industries, and positions, the Fund is not overly dependent on any one specific credit outcome. We continue to believe that the overall portfolio is of high credit quality and is well positioned to perform over the duration of an economic cycle.
The largest industries in the Fund’s portfolio were Software, Health Care Providers & Services and Financial Services, which collectively represented 40.2% of net assets. No single industry exceeds 18% of net assets and the top ten industries represent 79.1% of net assets.
Notably, software exposure within the portfolio is diversified across issuers and strategies, and is primarily concentrated in businesses with established customer relationships and recurring, mission-critical use cases. Portfolio company fundamentals within this sector remained generally stable during the year, and the Fund’s exposure did not contribute to a material deterioration in overall credit quality.
As of December 31, 2025, the Fund’s total assets were allocated 38.9% to Direct Lending, 18.1% to Opportunistic Credit, 14.7% to Liquid Credit, 13.6% to Structured Credit, 5.9% to Asset-Backed Finance, 3.8% to Real Assets Credit, 0.0% to Hybrid Capital, 1.2% to Money Market Funds, 2.1% to cash & equivalents and 1.7% to other assets.
Through 2025, Opportunistic Credit, Direct Lending, Structured Credit, Liquid Credit and Real Assets Credit contributed positively to the Fund’s total return. Notably, Opportunistic Credit and Direct Lending were the highest contributors to total returns driven by higher base rates and lender friendly terms.
Performance during the year was influenced primarily by macroeconomic factors, including declining interest rates and spread compression, which affected returns across portions of the private and structured credit markets. These dynamics impacted certain segments of the Fund’s portfolio despite generally stable borrower performance and sound underlying credit fundamentals.
Overall credit quality within the portfolio remains strong. Portfolio company fundamentals were largely
1 Distribution rates are calculated by annualizing the respective distributions per share announced on December 31, 2025 and dividing these amounts by the respective net asset price as of December 31, 2025.

stable throughout the year, supported by the Fund’s senior-secured orientation, predominately floating-rate exposure, and broad diversification.
The Fund’s structured credit allocation, which is the Fund’s exposure to CLOs, underperformed other areas of the credit market in 2025. Performance was affected by a tighter spread environment and less favorable technical conditions in the leveraged loan market. Ongoing loan repricings compressed the arbitrage between CLO assets and liabilities, which weighed on projected cash flows and reduced near-term return potential. While CLOs continue to offer long-term value and attractive complexity premiums relative to similarly rated fixed income assets, this segment of the portfolio represented a headwind to performance during the year.
Performance was also affected by a small number of idiosyncratic credit situations. These positions were influenced by company-specific and sector-specific factors, including changes in policy and market conditions. The Fund actively managed these exposures through ongoing engagement and portfolio oversight. Given the Fund’s diversified portfolio construction and limited position sizes, these situations did not materially impact overall portfolio credit quality.
Notwithstanding these isolated situations, the Fund’s diversified, multi-strategy approach and focus on downside protection supported the Fund’s ability to continue generating current income.
MARKET REVIEW
2025 was characterized by a normalization in credit markets following the exceptional issuance levels of 2024, alongside a shift in monetary policy as the Federal Reserve implemented rate cuts late in the year. Credit markets remained resilient despite episodic volatility, supported by still-elevated all-in yields relative to historical norms and strong institutional demand. While overall issuance moderated from record levels, activity remained well above historical averages, underscoring the durability of investor appetite across leveraged finance and private credit markets.
Throughout the year, market activity was driven primarily by refinancing and repricing transactions, as borrowers took advantage of improved financing conditions and tighter spreads. Although expectations for a broad-based rebound in leveraged buyout and M&A activity were tempered by macroeconomic uncertainty and policy volatility, momentum improved into the second half of the year. The reduction in interest rate volatility and increasing confidence in the economic outlook may support a more constructive issuance environment over time.
CLO issuance remained a central pillar of demand for leveraged loans in 2025, with volumes reaching new highs for the second consecutive year. Strong liability demand, improving technicals, and an active reset and refinancing market reinforced the CLO market’s role as a stabilizing force within the credit ecosystem. At the same time, private credit continued to gain share, particularly in situations requiring speed, certainty of execution, and bespoke capital solutions.
Private credit further solidified its position as a complementary financing alternative to the broadly syndicated market. Cross-market refinancing activity increased, with borrowers selectively moving between private and syndicated markets as relative value shifted. Asset-backed finance and specialty lending also continued to expand, supported by selective participation from traditional lenders and evolving regulatory considerations, creating additional opportunities for private capital providers.
Looking ahead, as macroeconomic conditions stabilize and rate volatility subsides, borrower demand for private credit solutions is expected to remain focused on refinancing needs and selective strategic initiatives. Carlyle believes the Fund is well positioned to navigate this environment, leveraging its scale, sourcing capabilities, and flexible mandate while maintaining a disciplined and risk-aware investment approach.
STRATEGY & OUTLOOK
Since the Fund’s inception in June 2018, CTAC has constructed a diversified portfolio across industries and issuers, consisting primarily of floating-rate, senior secured loans. The Fund’s strategy has remained focused on capital preservation, income generation, and disciplined risk management across the market cycle.
From a top-down perspective, the Adviser’s Portfolio Allocation Advisory Committee (“PAAC”), which oversees allocations across the Fund’s credit sectors, continuously evaluates targeted exposures in response to the evolving market environment. The PAAC did not revise allocations in 2025, maintaining the Fund’s private credit exposures within existing parameters. Entering 2026, CTAC is well positioned to benefit from sustained demand for private, flexible capital. The Fund’s diversified design provides multiple avenues for deployment, helping mitigate concentration risk and enabling consistent opportunity capture across market environments. We are seeing particularly strong opportunities in European Opportunistic Credit, Direct Lending in the U.S. and Europe, and Asset-Backed Finance, where dislocation and evolving capital needs are creating attractive risk-adjusted return potential.
At the sector level, portfolio construction and underwriting discipline remain central to the Fund’s risk management approach. Within this framework, the Fund remains selective in its exposure to software and technology-enabled businesses. Investment decisions emphasize companies with mission-critical, data-driven products that are embedded in customer workflows and supported by durable cash flow generation. In underwriting new investments, the Fund incorporates assessment of potential technological disruption, including the impact of artificial intelligence on product relevance, pricing power, and customer retention. This disciplined approach is intended to mitigate sector-specific risks while preserving flexibility to invest where fundamentals and risk-adjusted returns are attractive.
Looking ahead to 2026, we expect a more balanced but nuanced credit environment. As of year-end, after several years of volatility driven by inflation, policy shifts, and rising rates, market conditions are showing signs of stabilization, though dispersion across borrowers and sectors was increasing. More recently, volatility has re-emerged in certain sectors, particularly Software, underscoring the importance of selectivity and fundamental underwriting discipline. We believe opportunities will be most compelling in areas where capital remains selective, particularly in private credit and asset-backed finance, as borrowers address refinancing needs and pursue refinancing and selective strategic initiatives. In this environment, disciplined underwriting, structural protections, and flexible capital solutions are expected to be key drivers of attractive risk-adjusted returns, Carlyle believes the Fund is well positioned to capitalize on these opportunities while maintaining a diversified and defensive portfolio approach.

Brian Marcus
Portfolio Manager

PERFORMANCE
Average Annual Total Returns through December 31, 2025*

Class	Ticker	Inception Date	1-Year	5-Year(1)	Since Inception(1)
A Share	TAKAX	6/4/2018	5.86%	7.72%	5.57%
A Share with 3.0% Sales Load(2)	TAKAX	6/4/2018	2.68%	7.07%	5.08%
I Share	TAKIX	9/4/2018	6.27%	8.21%	6.38%
L Share	TAKLX	9/4/2018	5.85%	7.63%	5.79%
L Share with 3.5% Sales Load	TAKLX	9/4/2018	2.15%	6.86%	5.28%
M Share	TAKMX	5/15/2020	5.61%	7.45%	10.08%
N Share	TAKNX	4/18/2019	6.38%	8.29%	6.70%
U Share	TAKUX	9/1/2022	5.61%	N/A	8.69%
Y Share	TAKYX	9/4/2018	6.12%	7.95%	6.09%
* These returns assume reinvestments of all distributions at net asset value and reflect a maximum sales load of 3.0% for Class A shares and 3.5% for Class L shares. Because Class I, Class M, Class N, Class U, and Class Y Shares do not involve a sales load, such a charge is not applied to their Average Annual Total Returns.
(1) 5-Year and Since Inception are annualized total returns.
(2) The average annual total return figures for the Fund’s Class A Shares reflect a maximum initial sales charge of 3.00%, the maximum rate currently in effect. Prior to September 1, 2020, the maximum initial sales charge applicable to sales of Class A Shares of the Fund was 3.50%, which is not reflected in the average annual total return figures shown.
Returns shown in the charts below include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when repurchased, may be worth more or less than the original cost.
The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
The Bloomberg US High-Yield Corporate Bond Index is a rules-based, market-value-weighted index engineered to measure publicly issued non-investment grade USD fixed-rate, taxable and corporate bonds. To be included in the index, a security must have a minimum par amount of $250 million and have a minimum maturity of 1 year at rebalancing. Emerging market debt is excluded.
The Fund has chosen to benchmark against the Morningstar LSTA US Leveraged Loan Index. In addition, the performance charts below include a blended benchmark of 50% Morningstar LSTA US Leveraged Loan Index and 50% Bloomberg US High-Yield Corporate Bond Index to align with target portfolio asset allocation.

CTAC Class A Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 made on June 4, 2018 (inception of Class A offering).

CTAC Class I Performance Data (Unaudited)
Total Return Based on a $250,000 Investment

The chart above assumes an initial gross investment of $250,000 on September 4, 2018 (inception of Class I offering).

CTAC Class L Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 on September 4, 2018 (inception of Class L offering).

CTAC Class M Performance Data (Unaudited)
Total Return Based on a $10,000 Investment
The chart above assumes an initial gross investment of $10,000 on May 15, 2020 (inception of Class M offering).

CTAC Class N Performance Data (Unaudited)
Total Return Based on a $250,000 Investment

The chart above assumes an initial gross investment of $250,000 on April 18, 2019 (inception of Class N offering).

CTAC Class U Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 on September 1, 2022 (inception of Class U offering).

CTAC Class Y Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 on September 4, 2018 (inception of Class Y offering).

Past Performance is no guarantee of future results. Represents income only and does not include return of capital. Represents annualized distribution rate, which is calculated by taking the current quarter’s distribution rate divided by the current quarter-end NAV and annualizing, without compounding. NAV = NAV Per Share, MTD = Month to Date, QTD = Quarter to Date, YTD = Year to Date and ITD = Inception to Date (calculated on a cumulative basis). Annual Expense Ratios: Gross: Class A shares 6.19% / Class I shares 5.65% / Class L shares 6.16% / Class M shares 6.45% / Class N shares 5.67% / Class U shares 6.44% / Class Y shares 5.92%. Net: Class A shares 6.19% / Class I shares 5.65% / Class L shares 6.16% / Class M shares 6.45% / Class N shares 5.67% / Class U shares 6.44% / Class Y shares 5.92%. The Net Annual Expense Ratios exceed the Gross Annual Expense Ratios for certain share classes as a result of recoupment of previously reimbursed expense waivers. The performance data quoted represents past performance, which does not guarantee future results. Current performance and expense ratios may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than the original cost. For performance data current to the most recent month-end, visit www.CarlyleTacticalCredit.com or call 833-677-3646. Class I, M, N, U and Y shares are not subject to a sales charge. The net expense ratio takes into account contractual fee waivers and/ or reimbursements, without which net performance would have been lower. These undertakings may not be amended or withdrawn for one year from the date of the current prospectus, unless approved by the Board. Generally, Class A, L, M and U shares are offered through Financial Intermediaries on brokerage or transactional platforms. Class I, N and Y shares are generally available through fee-based programs, registered investment advisers and other institutional accounts. Generally, Class I shares and Class N shares can only be purchased with a $250,000 initial investment. See prospectus for details.

Investors should consult with their financial advisor about the suitability of this fund in their portfolio.

INVESTING IN THE FUND INVOLVES A HIGH DEGREE OF RISK, INCLUDING THE RISK THAT YOU MAY RECEIVE LITTLE OR NO RETURN ON YOUR INVESTMENT OR THAT YOU MAY LOSE PART OR ALL OF YOUR INVESTMENT. THIS IS A CLOSED-END INTERVAL FUND AND IS NOT INTENDED TO BE A TYPICAL TRADED INVESTMENT. THE FUND WILL NOT BE LISTED OR TRADED ON ANY STOCK EXCHANGE. LIMITED LIQUIDITY IS PROVIDED TO SHAREHOLDERS ONLY THROUGH THE FUND’S QUARTERLY REPURCHASE OFFERS FOR NO LESS THAN 5% OF THE FUND’S SHARES OUTSTANDING AT NET ASSET VALUE. REGARDLESS OF HOW THE FUND PERFORMS, THERE IS NO GUARANTEE THAT SHAREHOLDERS WILL BE ABLE TO SELL ALL OF THE SHARES THEY DESIRE IN A QUARTERLY REPURCHASE OFFER.

THERE CURRENTLY IS NO SECONDARY MARKET FOR THE FUND'S SHARES AND THE FUND EXPECTS THAT NO SECONDARY MARKET WILL DEVELOP. SHARES OF THE FUND WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE, WHICH MAKES THEM INHERENTLY ILLIQUID. LIMITED LIQUIDITY IS PROVIDED TO SHAREHOLDERS ONLY THROUGH THE FUND'S QUARTERLY REPURCHASE OFFERS, REGARDLESS OF HOW THE FUND PERFORMS.

There is no assurance that quarterly distributions paid by the Fund will be maintained at the targeted level or that dividends will be paid at all. The Fund's distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment.

This material is provided for general and educational purposes only, is not intended to provide legal or tax advice, and is not for use to avoid penalties that may be imposed under U.S. federal tax laws. Contact your attorney or other advisor regarding your specific legal, investment or tax situation.

Investing involves risk. Investment return and principal value of an investment will fluctuate, and an investor's shares, when repurchased, may be worth more or less than their original cost. Fixed income investing entails credit and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund's share prices can fall. Below-investment-grade (“high yield” or “junk”) bonds are more at risk of default and are subject to liquidity risk. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Collateralized loan obligations (CLOs) are debt instruments but also carry additional risks related to the complexity and leverage inherent in the CLO structure. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the credit instruments will have no credit rating at all. The Fund may invest in loans and the value of those loans may be detrimentally affected to the extent a borrower defaults on its obligations. Senior loans are typically lower rated and may be illiquid investments, which may not have a ready market. Investments in lesser-known and middle market companies may be more vulnerable than larger, more established organizations. Distressed credit investments are inherently speculative and are subject to a high degree of risk. Leverage (borrowing) involves transaction and interest costs on amounts borrowed, which may reduce performance. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks.

The mention of specific currencies, securities, issuers or sectors does not constitute a recommendation on behalf of the Fund or Carlyle.

Shares are not FDIC insured, may lose value and not have bank guarantee. Investors should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. This and other important information about the Fund is in the prospectus, which can be obtained by contacting your financial advisor or visiting www.CarlyleTacticalCredit.com. The prospectus should be read carefully before investing.

The Fund is distributed by Foreside Fund Services, LLC.

Top Holdings and Industries
Portfolio holdings and industries are subject to change. Percentages are as of December 31, 2025, and are based on net assets.

Top Ten Industries(1)
Software	17.1%
Health Care Providers & Services	11.7%
Financial Services	11.4%
Diversified Investment Vehicles	7.7%
Hotels, Restaurants & Leisure	6.8%
Consumer Services	6.8%
Professional Services	5.7%
Commercial Services & Supplies	4.4%
Electronic Equipment, Instruments & Components	4.1%
Real Estate Management & Development	3.4%
(1) Although not industries, Collateralized Loan Obligations, which are well-diversified pools of loans in varying industries, and Money Market Funds, which are short-term cash management vehicles, represent 19.6% and 1.8% of net assets, respectively.

Top Ten Holdings
Vensure Employer Services, Inc., Term Loan	1.5%
Project Carbo S.a.r.l., Preferred Stock	1.5%
Deerfield Dakota Holding, LLC, Term Loan	1.2%
Santiago Holdings, LP, Equity	1.2%
Nader Upside 2 S.a.r.l., Term Loan, Tranche B	1.2%
Rome Bidco Ltd., Term Loan	1.1%
Argenbright Holdings V, LLC, Term Loan	1.1%
Allied Benefit Systems Intermediate, LLC, Term Loan, 2nd Amendment	1.1%
Orifarm Holding AS, Term Loan	1.0%
Excelitas Technologies Corp., Term Loan	1.0%

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
First Lien Debt (94.4% of Net Assets)
1251 Insurance Distribution Platform Payco, LP	Revolver	(4) (5) (6) (14)	Insurance	SOFR + 450	8.27%	3/31/2031	$759	$734	$730
1251 Insurance Distribution Platform Payco, LP	Term Loan	(2) (3) (4) (5) (14)	Insurance	SOFR + 450	8.17%	3/31/2031	14,349	14,218	14,201
AAH Topco, LLC	Delayed Draw Term Loan, Class C	(4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 500	8.82%	12/31/2027	280	272	275
Acrisure, LLC	Term Loan, Tranche B6	(2) (3) (4)	Insurance	SOFR + 300	6.72%	11/6/2030	8,147	8,147	8,132
Addev Group, Inc.	Delayed Draw Term Loan, Acquisition Facility	(4) (5) (6)	Distributors	EURIBOR + 575	7.77%	10/28/2032	€1,111	1,174	1,175
Addev Group, Inc.	Term Loan	(4) (5)	Distributors	EURIBOR + 575	7.77%	10/28/2032	€6,665	7,614	7,676
ADPD Holdings, LLC	Revolver	(4) (5) (13) (14)	Consumer Services	SOFR + 600	10.03%	8/16/2028	888	879	797
ADPD Holdings, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 600	10.03%	8/16/2028	11,449	11,312	10,275
Advanced Web Technologies Holding Company	Term Loan, 3rd Amendment	(4) (5) (8) (14)	Containers, Packaging & Glass	SOFR + 425, 2.25% PIK	10.34%	12/17/2027	402	399	398
Advanced Web Technologies Holding Company	Delayed Draw Term Loan, 4th Amendment	(2) (4) (5) (6) (8) (14)	Containers, Packaging & Glass	SOFR + 425, 2.25% PIK	10.34%	12/17/2027	483	466	464
Advanced Web Technologies Holding Company	Term Loan, 4th Amendment	(2) (3) (4) (5) (8) (14)	Containers, Packaging & Glass	SOFR + 425, 2.25% PIK	10.34%	12/17/2027	1,041	1,030	1,029
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(2) (3) (4) (5) (8) (14)	Containers, Packaging & Glass	SOFR + 425, 2.25% PIK	10.34%	12/17/2027	737	734	729
Advanced Web Technologies Holding Company	Delayed Draw Term Loan 2	(2) (3) (4) (5) (8) (14)	Containers, Packaging & Glass	SOFR + 425, 2.25% PIK	10.34%	12/17/2027	1,065	1,061	1,054
Advanced Web Technologies Holding Company	Term Loan	(2) (3) (4) (5) (6) (8) (14)	Containers, Packaging & Glass	SOFR + 425, 2.25% PIK	9.69%	12/17/2027	3,942	3,927	3,891
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(2) (3) (4) (5) (8) (14)	Containers, Packaging & Glass	SOFR + 425, 2.25% PIK	10.34%	12/17/2027	1,448	1,443	1,432
Advisor Group, Inc.	Term Loan	(2) (4) (21)	Financial Services	SOFR + 300	6.60%	8/1/2032	15,000	14,961	15,050
AI Aqua Merger Sub, Inc.	Term Loan, Tranche B	(2) (4) (14) (21)	Commercial Services & Supplies	SOFR + 300	6.85%	7/31/2028	11,011	10,914	11,032
AI Grace AUS Bidco Pty. Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Specialty Retail	SOFR + 525	9.01%	12/17/2029	18,286	18,286	18,150
Alera Group, Inc.	Term Loan	(2) (4) (21)	Insurance	SOFR + 325	6.97%	5/28/2032	6,983	6,950	7,012
Align Precision Group, LLC	Delayed Draw Term Loan	(4) (5) (6) (8) (14)	Aerospace & Defense	SOFR + 6.75% PIK	10.42%	7/3/2030	865	844	865
Align Precision Group, LLC	Term Loan, Tranche A1	(2) (3) (4) (5) (8) (14)	Aerospace & Defense	SOFR + 6.75% PIK	10.42%	7/3/2030	6,089	6,089	6,089
Alliant Holdings Intermediate, LLC	Term Loan, Tranche B	(2) (4) (21)	Insurance	SOFR + 250	6.22%	9/19/2031	9,888	9,877	9,907
Allied Benefit Systems Intermediate, LLC	Term Loan, 2nd Amendment	(2) (3) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 500	8.73%	10/31/2030	51,950	51,534	51,621
Allied Universal Holdco, LLC	Term Loan, Tranche B	(2) (4) (21)	Commercial Services & Supplies	SOFR + 325	6.97%	8/6/2032	9,975	9,963	10,020
AllSpring Buyer, LLC	Term Loan, Tranche B	(2) (4) (21)	Financial Services	SOFR + 300	6.69%	11/1/2030	2,978	2,978	2,991

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Alpine Acquisition Corp. II	Term Loan	(2) (3) (4) (5) (13) (14) (15)	Transportation	SOFR + 600	9.94%	11/30/2029	21,072	20,656	9,673
Alpine Acquisition Corp. II	Revolver	(4) (5) (6) (13) (14) (15)	Transportation	SOFR + 600	9.94%	11/30/2029	2,752	2,656	888
Alterra Mountain Co.	Term Loan, Tranche B9	(2) (4) (14) (21)	Hotels, Restaurants & Leisure	SOFR + 250	6.22%	8/17/2028	3,151	3,142	3,159
AmpersCap LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (14)	Financial Services	SOFR + 525	8.92%	12/17/2032	29,505	28,919	28,907
Amynta Agency Borrower, Inc.	Term Loan, Tranche B	(2) (3) (4)	Financial Services	SOFR + 275	6.47%	12/29/2031	3,648	3,648	3,654
Anticimex Global AB	Term Loan	(2) (3) (4)	Commercial Services & Supplies	SOFR + 290	6.72%	11/17/2028	4,225	4,186	4,241
AP Plastics Acquisition Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 475	8.72%	8/10/2030	128	128	128
AP Plastics Acquisition Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (5) (6) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 475	8.57%	8/10/2030	18,926	18,901	18,904
Apex Companies Holdings, LLC	Delayed Draw Term Loan	(4) (5) (14)	Commercial Services & Supplies	SOFR + 500	8.70%	1/31/2028	754	744	749
Apex Companies Holdings, LLC	Delayed Draw Term Loan, Specified	(4) (5) (14)	Commercial Services & Supplies	SOFR + 500	8.84%	1/31/2028	147	145	146
Apex Companies Holdings, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 500	8.84%	1/31/2028	3,173	2,923	3,012
Apex Companies Holdings, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (14)	Commercial Services & Supplies	SOFR + 500	8.70%	1/31/2028	1,207	1,204	1,199
Apex Companies Holdings, LLC	Delayed Draw Term Loan, Tranche B	(4) (5) (14)	Commercial Services & Supplies	SOFR + 500	8.82%	1/31/2028	2,464	2,458	2,448
Apex Companies Holdings, LLC	Delayed Draw Term Loan, 3rd Amendment	(4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 500	8.84%	1/31/2028	5,121	5,091	5,082
Apex Companies Holdings, LLC	Delayed Draw Term Loan, Specified	(4) (5) (14)	Commercial Services & Supplies	SOFR + 500	8.84%	1/31/2028	1,651	1,635	1,640
Apex Companies Holdings, LLC	Term Loan, Incremental	(2) (3) (4) (5) (14)	Commercial Services & Supplies	SOFR + 500	8.82%	1/31/2028	505	500	501
Applied Technical Services, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (6) (14)	Professional Services	SOFR + 525	8.92%	4/8/2031	879	868	869
Applied Technical Services, LLC	Revolver	(4) (5) (6) (14)	Professional Services	SOFR + 525	8.92%	4/8/2031	202	179	181
Applied Technical Services, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Professional Services	SOFR + 525	8.92%	4/8/2031	24,835	24,599	24,623
Appriss Health, LLC	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 475	8.57%	5/6/2028	6,498	6,455	6,531
Arcline FM Holdings, LLC	Term Loan	(2) (4) (21)	Aerospace & Defense	SOFR + 275	6.42%	6/24/2030	5,970	5,957	5,987
Ardonagh Midco 3 Limited	Term Loan, Tranche B	(2) (4) (21)	Insurance	SOFR + 275	6.42%	2/15/2031	4,963	4,963	4,947
Aretec Group, Inc.	Term Loan	(2) (4) (21)	Capital Markets	SOFR + 300	6.72%	8/9/2030	8,989	8,980	9,017
Argenbright Holdings V, LLC	Term Loan	(5) (8)	Commercial Services & Supplies	14.00% PIK	14.00%	12/2/2030	55,199	53,819	53,819
Armor Holdco Inc.	Term Loan	(2) (4) (14) (21)	Commercial Services & Supplies	SOFR + 375	7.55%	12/30/2031	10,300	10,247	10,335
Artifact Bidco, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 415	7.82%	7/28/2031	17,611	17,405	17,611

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Ascend Buyer, LLC	Term Loan, 4th Amendment	(2) (3) (4) (5) (14)	Containers, Packaging & Glass	SOFR + 525	8.92%	9/29/2028	1,120	1,110	1,117
Ascend Buyer, LLC	Revolver	(4) (5) (6)	Containers, Packaging & Glass	SOFR + 525	8.94%	9/29/2028	343	326	336
Ascend Buyer, LLC	Term Loan	(2) (3) (4) (5) (14)	Containers, Packaging & Glass	SOFR + 525	8.92%	9/29/2028	16,158	16,005	16,117
Ascensus Holdings, Inc.	Term Loan, Tranche B	(2) (4) (21)	Financial Services	SOFR + 300	6.72%	8/2/2028	9,896	9,862	9,878
Associations, Inc.	Delayed Draw Term Loan, Special Purpose	(4) (5) (6) (13) (14)	Construction & Engineering	SOFR + 650	10.66%	7/2/2028	1,301	1,299	1,316
Associations, Inc.	Term Loan, Tranche A	(5) (8)	Construction & Engineering	14.25% PIK	14.25%	5/3/2030	13,746	13,701	13,786
Associations, Inc.	Term Loan, Tranche B	(5) (8)	Construction & Engineering	14.25% PIK	14.25%	5/3/2030	5,249	5,232	5,264
Associations, Inc.	Term Loan, Tranche A, 2nd Amendment	(2) (3) (4) (5) (6) (13) (14)	Construction & Engineering	SOFR + 650	10.66%	7/2/2028	38,820	38,789	39,014
Aston Bidco (Holding) Limited	Term Loan	(4) (5) (13) (14)	Software	SONIA + 600	9.88%	7/31/2032	£11,329	14,603	14,927
Aston IntermediateCo Limited	Term Loan	(4) (5) (8) (13) (14)	Software	SONIA + 1000, 0.75% PIK	14.75%	7/31/2033	£10,513	13,548	13,853
Astra Acquisition Corp.	Term Loan, Tranche B	(2) (3) (4) (5) (14) (15)	Software	SOFR + 525	9.13%	10/25/2028	20,068	5,533	1
Asurion, LLC	Term Loan, Tranche B10	(2) (3) (4) (13)	Insurance	SOFR + 400	7.82%	8/19/2028	958	934	958
Athenahealth Group, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	SOFR + 275	6.47%	2/15/2029	8,995	8,947	9,005
Athlete Buyer, LLC	Delayed Draw Term Loan A, 3rd Amendment	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 600	9.77%	4/26/2029	4,377	4,315	3,856
Athlete Buyer, LLC	Delayed Draw Term Loan B, 3rd Amendment	(4) (5) (13) (14)	Consumer Services	SOFR + 600	9.77%	4/26/2029	13,365	13,179	11,772
Athlete Buyer, LLC	Delayed Draw Term Loan C, 3rd Amendment	(4) (5) (13) (14)	Consumer Services	SOFR + 600	9.77%	4/26/2029	4,030	3,975	3,549
Athlete Buyer, LLC	Revolver	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 600	9.77%	4/26/2029	894	876	720
Athlete Buyer, LLC	Delayed Draw Term Loan, Tranche A	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 600	9.77%	4/26/2029	3,038	2,995	2,676
Athlete Buyer, LLC	Delayed Draw Term Loan, Tranche D	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 600	9.77%	4/26/2029	1,479	1,458	1,303
Atlas US Finco, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 475	8.61%	12/9/2029	2,854	2,799	2,856
Atlas US Finco, Inc.	Term Loan, Incremental	(2) (3) (4) (5) (14)	Software	SOFR + 475	8.61%	12/9/2029	1,321	1,302	1,322
Atlas US Finco, Inc.	Term Loan, 3rd Amendment	(2) (3) (4) (5) (6) (14)	Software	SOFR + 475	8.61%	12/9/2029	13,972	13,900	13,982
AuditBoard, Inc.	Delayed Draw Term Loan	(4) (5)	Software	SOFR + 450	8.24%	7/12/2031	7,143	7,086	7,136
AuditBoard, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 450	8.17%	7/12/2031	15,000	14,852	14,984
AuditBoard, Inc.	Term Loan, 1st Amendment	(2) (3) (4) (5) (14)	Software	SOFR + 450	8.74%	7/12/2031	2,857	2,836	2,855
Avalara, Inc.	Term Loan	(2) (4) (21)	Financial Services	SOFR + 275	6.42%	3/20/2032	6,965	6,933	6,990
Azurite Intermediate Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 600	9.72%	3/19/2031	14,906	14,705	14,980
Azurite Intermediate Holdings, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 600	9.72%	3/19/2031	6,559	6,452	6,591

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Barnes & Noble, Inc.	Term Loan	(2) (3) (4) (5) (11) (13) (14)	Specialty Retail	SOFR + 716	10.98%	5/7/2030	1,616	1,583	1,596
Bausch & Lomb Corp.	Term Loan	(2) (4) (21)	Health Care Providers & Services	SOFR + 400	7.72%	9/29/2028	4,888	4,858	4,888
Bausch & Lomb Corp.	Term Loan, Tranche B	(2) (4) (21)	Health Care Providers & Services	SOFR + 425	7.97%	1/15/2031	9,950	9,904	10,040
BCPE Empire Holdings, Inc.	Term Loan, Tranche B	(2) (4) (21)	Trading Companies & Distributors	SOFR + 325	6.97%	12/11/2030	1,478	1,475	1,460
BCPE Pequod Buyer, Inc.	Term Loan, Tranche B	(2) (3) (4)	Containers, Packaging & Glass	SOFR + 300	6.72%	9/19/2031	9,009	8,968	9,023
Bedford Beverly B, LLC	Term Loan, Building	(2) (4) (5) (6) (14) (20)	Real Estate Management & Development	SOFR + 775	11.75%	9/2/2026	24,952	24,904	24,952
Bedford Beverly B, LLC	Term Loan, Land	(2) (4) (5) (14) (20)	Real Estate Management & Development	SOFR + 775	11.75%	9/2/2026	9,719	9,702	9,719
Bedford Beverly B, LLC	Term Loan, Project	(2) (4) (5) (6) (14) (20)	Real Estate Management & Development	SOFR + 775	11.75%	9/2/2026	6,785	6,772	6,785
Berlin Packaging, LLC	Term Loan, Tranche B7	(2) (3) (4) (14)	Containers, Packaging & Glass	SOFR + 325	6.92%	6/9/2031	3,925	3,872	3,933
Bianalisi S.p.A.	Delayed Draw Term Loan	(4) (5) (6)	Health Care Providers & Services	EURIBOR + 600	8.02%	2/26/2032	€11,089	12,402	12,641
Bianalisi S.p.A.	Term Loan	(4) (5)	Health Care Providers & Services	EURIBOR + 600	8.02%	2/26/2032	€35,485	36,380	40,868
Big Bus Tours Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (8)	Hotels, Restaurants & Leisure	EURIBOR + 810, 0.50% PIK	10.67%	6/4/2031	€16,944	18,012	19,365
Big Bus Tours Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (8)	Hotels, Restaurants & Leisure	SOFR + 810, 0.50% PIK	12.44%	6/4/2031	27,399	26,725	26,646
Big Bus Tours Bidco Ltd.	Delayed Draw Term Loan, Acquisition Facility	(2) (3) (4) (5) (8)	Hotels, Restaurants & Leisure	EURIBOR + 810, 0.50% PIK	10.67%	6/4/2031	€1,159	1,344	1,325
Big Bus Tours Bidco Ltd.	Delayed Draw Term Loan, Capex Facility	(2) (3) (4) (5) (6) (8)	Hotels, Restaurants & Leisure	SOFR + 810, 0.50% PIK	12.44%	6/4/2031	1,513	1,436	1,423
Bingo Group Buyer, Inc.	Delayed Draw Term Loan	(4) (5) (14)	Commercial Services & Supplies	SOFR + 475	8.42%	7/10/2031	2,658	2,631	2,635
Bingo Group Buyer, Inc.	Revolver	(4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 475	8.42%	7/10/2031	31	21	22
Bingo Group Buyer, Inc.	Term Loan	(2) (3) (4) (5) (14)	Commercial Services & Supplies	SOFR + 475	8.42%	7/10/2031	8,499	8,410	8,426
Bingo Group Buyer, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 475	8.68%	7/10/2031	2,499	2,421	2,430
BlueCat Networks, Inc.	Delayed Draw Term Loan, Tranche A	(4) (5) (14)	Software	SOFR + 575	9.48%	8/8/2028	452	448	442
BlueCat Networks, Inc.	Delayed Draw Term Loan, Tranche B	(4) (5) (14)	Software	SOFR + 575	9.48%	8/8/2028	167	165	163
BlueCat Networks, Inc.	Term Loan, Tranche A	(2) (3) (4) (5) (14)	Software	SOFR + 575	9.48%	8/8/2028	3,206	3,175	3,135
BlueCat Networks, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 575	9.48%	8/8/2028	8,967	8,870	8,768

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Boxer Parent Company Inc.	Term Loan, Tranche B	(2) (3) (4)	Software	SOFR + 300	6.82%	7/30/2031	4,963	4,952	4,946
BradyIFS Holdings, LLC	Term Loan	(2) (4) (21)	Distributors	SOFR + 500	8.84%	12/29/2032	10,000	9,850	9,883
BroadStreet Partners, Inc.	Term Loan, Tranche B4	(2) (3) (4)	Insurance	SOFR + 275	6.47%	6/13/2031	4,908	4,874	4,922
Bullhorn, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 500	8.72%	10/1/2029	5,756	5,745	5,735
Bullhorn, Inc.	Delayed Draw Term Loan, 8th Amendment	(4) (5) (6) (14)	Software	SOFR + 500	8.72%	10/1/2029	16,700	16,633	16,636
Bullhorn, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SONIA + 500	8.73%	10/1/2029	£10,422	13,027	13,999
Bullhorn, Inc.	Revolver	(2) (4) (5) (6)	Software	SOFR + 500	8.72%	10/1/2029	184	180	179
BusinesSolver.com, Inc.	Term Loan, 5th Amendment	(2) (3) (4) (5) (6) (14)	Software	SOFR + 450	8.17%	12/3/2032	10,781	10,716	10,716
Calabrio, Inc.	Term Loan	(2) (3) (4) (5)	Computers & Electronics Retail	SOFR + 400	7.82%	11/26/2032	10,000	9,500	9,400
CD&R Hydra Buyer, Inc.	Term Loan, Tranche B	(2) (3) (4) (13)	Trading Companies & Distributors	SOFR + 400	7.82%	3/25/2031	2,945	2,939	2,941
Celerion Buyer, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 500	8.89%	11/5/2029	1,529	1,503	1,520
Celerion Buyer, Inc.	Term Loan, 2nd Amendment	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 500	8.89%	11/5/2029	847	840	842
Celerion Buyer, Inc.	Term Loan, Incremental, 3rd Amendment	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 500	8.89%	11/5/2029	2,890	2,876	2,876
Central Parent, Inc.	Term Loan, Tranche B	(2) (4) (21)	Software	SOFR + 325	6.92%	7/6/2029	3,970	3,228	3,353
Ceva Sante Animale S.A.	Term Loan, Tranche B	(2) (3) (4)	Health Care Providers & Services	SOFR + 275	6.59%	11/1/2030	1,965	1,950	1,974
CFC Bidco 2022 Ltd.	Term Loan, Tranche B	(2) (3) (4) (5)	Insurance	SOFR + 375	7.41%	7/1/2032	5,000	4,953	4,856
Chamberlain Group, Inc.	Term Loan, Tranche B	(2) (4) (21)	Construction & Engineering	SOFR + 275	6.47%	7/22/2032	12,897	12,882	12,916
City Football Group Ltd.	Term Loan	(2) (3) (4) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 300	6.93%	7/22/2030	6,838	6,822	6,823
Clarios Global LP	Term Loan, Tranche B	(2) (4) (21)	Automotives	SOFR + 275	6.47%	1/28/2032	8,479	8,469	8,511
Cliffwater LLC	Term Loan, 2nd Amendment	(2) (3) (4) (5) (6) (14)	Financial Services	SOFR + 475	8.47%	4/22/2032	27,196	26,921	27,174
Cloud Software Group, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	SOFR + 325	6.92%	3/21/2031	4,963	4,933	4,966
Cloud Software Group, Inc.	Term Loan, Tranche B	(2) (4) (14) (21)	Software	SOFR + 325	6.92%	8/13/2032	8,978	8,978	8,983
Clydesdale Acquisition Holdings, Inc.	Term Loan, Tranche B	(2) (4) (21)	Containers, Packaging & Glass	SOFR + 325	6.97%	3/27/2032	8,930	8,868	8,918
Cobham Ultra SeniorCo S.a.r.l.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Electronic Equipment, Instruments & Components	SOFR + 375	8.37%	8/3/2029	2,904	2,904	2,911
ConnectWise, LLC	Term Loan, Tranche B	(2) (4) (13) (14) (21)	Software	SOFR + 350	7.43%	9/29/2028	8,823	8,807	8,652
Cordstrap Holding B.V.	Term Loan	(2) (3) (5) (8)	Transportation	11.00% PIK	11.00%	7/4/2027	€1,206	1,420	1,414
CoreLogic, Inc.	Term Loan	(2) (4) (13) (14) (21)	Commercial Services & Supplies	SOFR + 350	7.33%	6/2/2028	7,031	7,021	7,028
CoreWeave Compute Acquisition Co., II, LLC	Delayed Draw Term Loan	(4) (5)	Electronic Equipment, Instruments & Components	SOFR + 962	13.29%	7/30/2028	2,736	2,709	2,764

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 1	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.67%	6/28/2029	2,226	2,202	2,198
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 9	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.90%	2/5/2030	4,420	4,360	4,365
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 10	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.69%	3/20/2030	647	638	639
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 11	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.86%	4/23/2030	3,849	3,796	3,801
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 12	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.86%	4/25/2030	936	923	924
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 13	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.87%	5/21/2030	517	510	511
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 14	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.67%	8/26/2030	588	579	581
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 15	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.67%	8/26/2030	191	188	189
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 2	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.86%	7/26/2029	3,333	3,296	3,292
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 3	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.82%	8/27/2029	6,522	6,450	6,441
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 4	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.91%	10/11/2029	8,303	8,211	8,199
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 5	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.86%	10/28/2029	4,264	4,217	4,211
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 6	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.82%	11/25/2029	4,823	4,770	4,763
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 7	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.74%	12/10/2029	2,351	2,325	2,322
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan 8	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 600	9.67%	12/31/2029	4,080	4,032	4,029
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan, 5th Amendment, 1	(4) (5) (6)	Electronic Equipment, Instruments & Components	SOFR + 425	7.92%	9/30/2030	20,693	20,330	20,318
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan, 5th Amendment, 2	(4) (5)	Electronic Equipment, Instruments & Components	SOFR + 425	8.13%	11/19/2030	19,015	18,743	18,730
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw Term Loan, 5th Amendment, 3	(4) (5)	Electronic Equipment, Instruments & Components	SOFR + 425	7.94%	12/30/2030	5,986	5,901	5,901
Cornerstone Building Brands, Inc.	Term Loan, Tranche B	(2) (4) (21)	Building Products	SOFR + 450	8.25%	5/15/2031	11,032	10,751	7,759
Cornerstone Building Brands, Inc.	Term Loan	(2) (4)	Building Products	SOFR + 563	9.38%	8/1/2028	9,435	9,394	7,406
Cornerstone OnDemand, Inc.	Term Loan	(2) (4) (14) (21)	Software	SOFR + 375	7.47%	10/16/2028	3,990	3,845	3,651
Cotiviti Holdings, Inc.	Term Loan	(2) (4) (21)	Health Care Technology	SOFR + 275	6.45%	5/1/2031	4,918	4,906	4,717
Cotiviti Holdings, Inc.	Term Loan, 2nd Amendment	(2) (4) (21)	Health Care Technology	SOFR + 275	6.45%	3/26/2032	4,975	4,929	4,767
Coupa Holdings, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 525	9.09%	2/27/2030	6,381	6,259	6,416

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
CP Developer S.a.r.l.	Term Loan	(2) (3) (4) (5) (8) (14)	Real Estate Management & Development	EURIBOR + 800, 4.00% PIK	14.06%	5/21/2026	€13,633	14,690	15,981
Creative Artists Agency, LLC	Term Loan, Tranche B	(2) (4) (21)	Media: Advertising, Printing & Publishing	SOFR + 250	6.22%	10/1/2031	1,985	1,985	1,992
CST Holding Company	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Consumer Goods: Non-Durable	SOFR + 500	8.82%	11/1/2028	2,417	2,374	2,419
Daffodil Bidco Ltd.	Term Loan, Tranche B1	(2) (3) (4) (5) (8)	Financial Services	SONIA + 650, 1.50% PIK	11.72%	4/30/2031	£30,468	38,052	42,096
Daffodil Bidco Ltd.	Term Loan, Tranche B1	(4) (5) (8)	Financial Services	SONIA + 12.50% PIK	16.22%	4/30/2031	£32,271	40,795	45,457
Daffodil Bidco Ltd.	Term Loan, Tranche B2	(2) (3) (4) (5) (8)	Financial Services	SONIA + 650, 1.50% PIK	11.72%	4/30/2031	£3,820	5,057	5,780
Daffodil Bidco Ltd.	Term Loan, Tranche B2	(4) (5) (8)	Financial Services	SONIA + 12.50% PIK	16.22%	4/30/2031	£3,438	4,556	5,503
Dance Midco S.a.r.l.	Term Loan, Tranche B1	(2) (3) (4) (5)	Hotels, Restaurants & Leisure	EURIBOR + 500	7.07%	10/25/2031	€38,383	40,902	44,657
Dance Midco S.a.r.l.	Delayed Draw Term Loan, Tranche B2	(4) (5) (6) (14)	Hotels, Restaurants & Leisure	EURIBOR + 500	7.07%	10/25/2031	€11,990	12,553	13,846
Dayforce, Inc.	Term Loan	(2) (4) (21)	Professional Services	SOFR + 300	6.73%	10/7/2032	25,000	24,938	24,911
DCA Investment Holdings, LLC	Term Loan, Incremental	(2) (3) (4) (5) (14) (15)	Health Care Providers & Services	SOFR + 641	10.08%	4/3/2028	1,428	1,421	1,250
DCA Investment Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (14) (15)	Health Care Providers & Services	SOFR + 641	10.08%	4/3/2028	474	472	415
DCA Investment Holdings, LLC	Term Loan	(2) (3) (4) (5) (14) (15)	Health Care Providers & Services	SOFR + 641	10.08%	4/3/2028	3,151	3,132	2,759
DCA Investment Holdings, LLC	Delayed Draw Term Loan, 3rd Amendment	(2) (4) (5) (13) (14) (15)	Health Care Providers & Services	SOFR + 650	10.17%	4/3/2028	607	598	531
Deerfield Dakota Holding, LLC	Term Loan	(2) (3) (4) (5) (6) (8) (14)	Financial Services	SOFR + 300, 2.75% PIK	9.42%	9/13/2032	59,752	59,127	59,092
Delta TopCo, Inc.	Term Loan, Tranche B	(2) (3) (4)	Computers & Electronics Retail	SOFR + 275	6.44%	11/30/2029	4,938	4,928	4,909
Deltatre Bidco Limited	Term Loan	(2) (3) (4) (5)	Entertainment	SOFR + 775	11.50%	9/14/2028	6,023	5,936	5,601
Deltatre Bidco Limited	Term Loan, Tranche B Facility	(2) (3) (4) (5)	Entertainment	EURIBOR + 850	10.62%	9/14/2028	€20,818	22,492	22,202
Denali Intermediate Holdings, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Professional Services	SOFR + 550	9.23%	8/26/2032	7,186	7,110	7,109
Denali Midco 2, LLC	Delayed Draw Term Loan, 2022-1	(4) (5) (14)	Consumer Services	SOFR + 525	8.97%	12/22/2028	562	555	558
Denali Midco 2, LLC	Delayed Draw Term Loan, 2023-1	(4) (5) (14)	Consumer Services	SOFR + 525	8.97%	12/22/2028	6,331	6,254	6,294
Denali Midco 2, LLC	Delayed Draw Term Loan, Tranche 2A	(4) (5) (14)	Consumer Services	SOFR + 525	8.97%	12/22/2028	1,308	1,292	1,300
Denali Midco 2, LLC	Delayed Draw Term Loan, Tranche 2B	(4) (5) (14)	Consumer Services	SOFR + 525	8.97%	12/22/2028	281	277	279
Denali Midco 2, LLC	Delayed Draw Term Loan, Tranche 3	(4) (5) (14)	Consumer Services	SOFR + 525	8.97%	12/22/2028	957	945	951

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Denali Midco 2, LLC	Delayed Draw Term Loan, Tranche 4	(4) (5) (14)	Consumer Services	SOFR + 525	8.97%	12/22/2028	1,132	1,117	1,125
Denali Midco 2, LLC	Delayed Draw Term Loan, Tranche 5	(4) (5) (6)	Consumer Services	SOFR + 525	8.97%	12/22/2028	3,667	3,551	3,598
Denali Midco 2, LLC	Term Loan, Incremental	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 525	8.97%	12/22/2028	4,201	4,146	4,176
DG Investment Intermediate Holdings 2, Inc.	Term Loan	(2) (4) (14) (21)	Software	SOFR + 375	7.47%	7/9/2032	5,690	5,664	5,690
Digital Intelligence Systems, LLC	Term Loan	(2) (3) (4) (5) (13)	Consumer Services	SOFR + 725	11.23%	2/19/2030	25,253	24,817	24,875
Diligent Corporation	Revolver	(4) (5) (6) (14)	Telecommunications	SOFR + 500	8.82%	8/4/2030	808	789	757
Diligent Corporation	Term Loan, Tranche A1	(2) (3) (4) (5) (6) (14)	Telecommunications	SOFR + 500	8.82%	8/4/2030	32,103	31,866	31,543
Diligent Corporation	Term Loan, Tranche A1	(2) (3) (4) (5) (14)	Telecommunications	SOFR + 500	8.82%	8/4/2030	5,503	5,468	5,421
Disco Parent, Inc.	Term Loan, Tranche B	(2) (4) (5) (21)	Software	SOFR + 300	6.82%	8/1/2032	4,500	4,489	4,523
Dwyer Instruments, Inc.	Delayed Draw Term Loan, 4th Amendment	(4) (5)	Electronic Equipment, Instruments & Components	SOFR + 475	8.42%	7/20/2029	2,835	2,813	2,835
Dwyer Instruments, Inc.	Term Loan, 4th Amendment	(2) (3) (4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 475	8.42%	7/20/2029	21,667	21,495	21,667
Dwyer Instruments, Inc.	Delayed Draw Term Loan	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 475	8.42%	7/20/2029	968	962	968
Dwyer Instruments, Inc.	Delayed Draw Term Loan, Upsize	(4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 475	8.42%	7/20/2029	1,387	1,377	1,387
Dwyer Instruments, Inc.	Revolver	(4) (5) (6) (14)	Electronic Equipment, Instruments & Components	SOFR + 475	8.42%	7/20/2029	1,938	1,906	1,938
Dwyer Instruments, Inc.	Term Loan	(2) (3) (4) (5) (14)	Electronic Equipment, Instruments & Components	SOFR + 475	8.42%	7/20/2029	18,893	18,768	18,893
EFS Cogen Holdings I, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Utilities	SOFR + 300	6.67%	10/1/2027	8,201	8,180	8,260
Einstein Parent, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 650	10.36%	1/22/2031	45,557	44,675	45,029
Electronics for Imaging, Inc.	Term Loan	(2) (3) (4) (5) (14)	High Tech Industries	SOFR + 510	8.94%	7/23/2026	4,616	4,226	3,323
Element Materials Technology Group US Holdings, Inc.	Term Loan	(2) (4) (14) (21)	Professional Services	SOFR + 368	7.35%	7/6/2029	6,564	6,553	6,605
Eliassen Group, LLC	Delayed Draw Term Loan	(4) (5) (14)	Professional Services	SOFR + 575	9.42%	4/14/2028	1,193	1,186	1,163
Eliassen Group, LLC	Term Loan	(2) (3) (4) (5) (14)	Professional Services	SOFR + 575	9.42%	4/14/2028	19,760	19,627	19,256
Ellkay, LLC	Term Loan, 5th Amendment	(2) (3) (4) (5) (6) (8) (14)	Health Care Providers & Services	SOFR + 325, 3.50% PIK	10.51%	9/14/2030	13,143	13,017	13,047
Embark Intermediate Holdings, LLC	Revolver	(4) (5) (6) (14)	Professional Services	SOFR + 450	8.22%	9/2/2032	48	36	36
Embark Intermediate Holdings, LLC	Term loan, Tranche B	(2) (3) (4) (5) (6) (14)	Professional Services	SOFR + 450	8.22%	9/2/2032	5,938	5,835	5,833
Engineered Machinery Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Capital Equipment	SOFR + 325	6.92%	5/19/2028	1,679	1,676	1,688
Enkindle Ltd.	Delayed Draw Term Loan	(4) (5) (6) (8) (14)	Financial Services	SONIA + 375, 3.50% PIK	11.22%	4/16/2031	£3,205	4,045	4,153

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Enkindle Ltd.	Term Loan, Acquisition	(4) (5) (8) (14)	Financial Services	SONIA + 375, 3.50% PIK	11.22%	4/16/2031	£686	884	904
Enkindle Ltd.	Term Loan, Tranche B2	(4) (5) (8) (11) (14)	Financial Services	SONIA + 388, 4.43% PIK	12.28%	4/16/2031	£10,320	13,616	13,633
Enverus Holdings, Inc.	Term Loan	(2) (3) (4) (5) (6)	Software	SOFR + 450	9.42%	12/18/2032	5,557	5,509	5,520
EOC Borrower, LLC	Term Loan, Tranche B	(2) (4) (21)	Media: Advertising, Printing & Publishing	SOFR + 300	6.72%	3/24/2032	2,736	2,724	2,748
Epicor Software Corp.	Term Loan	(2) (4) (21)	Software	SOFR + 250	6.22%	5/30/2031	11,131	11,100	11,161
Espresso Bidco Inc.	Term Loan	(2) (3) (4) (5) (6) (8) (14)	Software	SOFR + 263, 3.13% PIK	9.43%	3/25/2032	23,759	23,317	23,716
Essential Services Holding Corp.	Revolver	(4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 500	8.88%	6/17/2030	1,487	1,459	1,477
Essential Services Holding Corp.	Term Loan	(2) (3) (4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 500	8.88%	6/17/2031	30,334	30,036	30,233
Excel Fitness Holdings, Inc.	Revolver	(4) (5) (6)	Hotels, Restaurants & Leisure	SOFR + 475	8.47%	4/29/2030	490	483	486
Excel Fitness Holdings, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Hotels, Restaurants & Leisure	SOFR + 475	8.42%	4/29/2030	12,009	11,825	11,799
Excelitas Technologies Corp.	Term Loan	(2) (3) (4) (5) (14)	Capital Equipment	EURIBOR + 525	7.15%	8/13/2029	€3,848	4,172	4,522
Excelitas Technologies Corp.	Term Loan	(2) (3) (4) (5) (6) (14)	Capital Equipment	SOFR + 525	8.97%	8/13/2029	49,599	49,564	49,599
FCG Acquisitions, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Commercial Services & Supplies	SOFR + 325	6.97%	3/31/2028	6,779	6,763	6,801
Fertitta Entertainment, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Hotels, Restaurants & Leisure	SOFR + 325	6.97%	1/27/2029	7,789	7,749	7,785
Finastra USA, Inc.	Term Loan	(2) (4) (21)	Software	SOFR + 400	7.72%	9/15/2032	25,000	24,801	24,438
Finastra USA, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 725	10.97%	9/13/2029	9,909	9,772	10,008
First Advantage Holdings, LLC	Term Loan, Tranche B	(2) (4) (21)	Professional Services	SOFR + 275	6.47%	10/31/2031	4,355	4,336	4,305
Floating Infrastructure Holdings Finance, LLC	Term Loan, Tranche A	(2) (3) (5)	Transportation	9.00%	9.00%	8/13/2027	13,135	13,038	13,135
Flynn Restaurant Group LP	Term Loan, Incremental	(2) (4) (21)	Hotels, Restaurants & Leisure	SOFR + 375	7.47%	1/28/2032	9,788	9,728	9,820
Focus Financial Partners, LLC	Term Loan, Tranche B Incremental	(2) (4) (21)	Capital Markets	SOFR + 250	6.22%	9/15/2031	4,987	4,987	4,995
FPG Intermediate Holdco, LLC	Term Loan, 15th Amendment, Tranche A	(4) (5)	Consumer Services	SOFR + 500	8.70%	6/30/2029	16	16	16
FPG Intermediate Holdco, LLC	Term Loan, 15th Amendment, Tranche B	(4) (5) (15)	Consumer Services	SOFR + 500	8.70%	6/30/2029	7	6	7
FPG Intermediate Holdco, LLC	Delayed Draw Term Loan, Tranche B	(4) (5) (6)	Consumer Services	SOFR + 500	8.68%	6/30/2029	5	5	5
FPG Intermediate Holdco, LLC	Delayed Draw Term Loan	(4) (5)	Consumer Services	SOFR + 500	8.75%	3/5/2027	3	3	3
Fullsteam Operations LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 525	9.12%	8/8/2031	8,164	8,053	8,046
Galileo Parent, Inc.	Revolver	(4) (5) (6) (14)	Telecommunications	SOFR + 575	9.42%	5/3/2029	4,743	4,743	4,743
Galileo Parent, Inc.	Term Loan	(2) (3) (4) (5) (14)	Telecommunications	SOFR + 575	9.42%	5/3/2030	45,352	45,352	45,579
Generator U.S. Buyer, Inc.	Term Loan	(2) (3) (4) (5) (14)	Machinery	SOFR + 450	8.17%	7/22/2030	3,785	3,731	3,756

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Genesys Cloud Services Holdings II, LLC	Term Loan, Tranche B	(2) (4) (21)	Software	SOFR + 250	6.22%	1/30/2032	8,942	8,922	8,915
Genmab AS	Term Loan	(2) (4) (21)	Health Care Providers & Services	SOFR + 300	6.73%	11/19/2032	7,000	6,965	7,031
GFL Environmental Services Inc.	Term Loan, Tranche B	(2) (4) (21)	Utilities	SOFR + 250	6.27%	3/3/2032	4,988	4,988	5,002
Global Medical Response, Inc.	Term Loan, Tranche B	(2) (4) (21)	Health Care Providers & Services	SOFR + 350	7.38%	9/11/2032	10,000	9,976	10,057
Greenhouse Software, Inc.	Term Loan, 2nd Amendment	(2) (3) (4) (5) (6) (14)	Software	SOFR + 575	9.42%	9/1/2028	1,600	1,575	1,600
Greenhouse Software, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 575	9.42%	9/1/2028	7,598	7,557	7,598
Gryphon Debt Merger Sub, Inc.	Term Loan, Tranche B	(2) (4) (21)	Electronic Equipment, Instruments & Components	SOFR + 300	6.85%	9/10/2032	5,000	4,976	5,032
GS AcquisitionCo, Inc.	Delayed Draw Term Loan, 7th Supplemental	(4) (5) (6) (14)	Software	SOFR + 525	8.92%	5/25/2028	174	173	174
GS AcquisitionCo, Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 525	8.92%	5/25/2028	242	240	242
GS AcquisitionCo, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 525	8.92%	5/25/2028	13,623	13,596	13,623
Guidehouse LLP	Term Loan	(2) (3) (4) (5) (14)	Sovereign & Public Finance	SOFR + 475	8.72%	12/14/2030	40,486	40,485	40,383
Gymspa SAS	Term Loan, Acquisition	(4) (5) (8)	Hotels, Restaurants & Leisure	EURIBOR + 600, 2.00% PIK	10.05%	5/14/2031	€3,691	4,009	4,284
Gymspa SAS	Delayed Draw Term Loan	(4) (5) (6) (8)	Hotels, Restaurants & Leisure	EURIBOR + 600, 2.00% PIK	10.05%	5/14/2031	€923	954	1,051
Gymspa SAS	Term Loan	(4) (5) (8)	Hotels, Restaurants & Leisure	EURIBOR + 600, 2.00% PIK	10.05%	5/14/2031	€19,839	21,549	23,024
Hadrian Acquisition Limited	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (8) (11) (14)	Financial Services	SONIA + 515, 3.15% PIK	8.72%	2/28/2029	£9,927	12,771	13,422
Hadrian Acquisition Limited	Term Loan, Acquisition	(2) (3) (4) (5) (8) (11) (14)	Financial Services	SONIA + 515, 3.15% PIK	8.72%	2/28/2029	£7,690	10,128	10,391
Hadrian Acquisition Limited	Term Loan, Tranche B2	(2) (3) (4) (5) (8) (11) (14)	Financial Services	SONIA + 515, 3.15% PIK	8.72%	2/28/2029	£20,741	27,248	28,028
Heartland Home Services, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 600	9.77%	12/15/2026	6,717	6,695	6,564
Heartland Home Services, Inc.	Delayed Draw Term Loan, 2nd Amendment	(4) (5) (13) (14)	Consumer Services	SOFR + 575	9.52%	12/15/2026	4,716	4,705	4,599
Heartland Home Services, Inc.	Delayed Draw Term Loan, 1st Amendment	(4) (5) (13) (14)	Consumer Services	SOFR + 600	9.77%	12/15/2026	8,410	8,374	8,219
Heartland Home Services, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 600	9.77%	12/15/2026	2,231	2,223	2,180
Heartland Home Services, Inc.	Revolver	(4) (5) (6) (14)	Consumer Services	SOFR + 600	9.72%	12/15/2026	310	307	294
HelpSystems Holdings Inc.	Term Loan	(2) (4) (13) (14) (21)	Software	SOFR + 600	9.97%	11/29/2026	5,910	5,577	5,330
Hercules Borrower, LLC	Term Loan, 8th Amendment	(2) (3) (4) (5) (6) (14)	Environmental Industries	SOFR + 475	8.42%	12/14/2028	8,266	8,209	8,271
HIG Intermediate, Inc.	Term Loan, 6th Amendment	(2) (3) (4) (5) (6) (14)	Insurance	SOFR + 450	8.22%	6/11/2031	5,936	5,866	5,836

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *		Amortized Cost	Fair Value
Hoosier Intermediate, LLC	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 500	9.00%	11/15/2028		11,896	11,769	11,896
Horizon Avionics Buyer, LLC	Revolver	(4) (5) (6)	Aerospace & Defense	SOFR + 475	8.42%	3/26/2032		28	27	27
Horizon Avionics Buyer, LLC	Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	SOFR + 475	8.42%	3/28/2032		758	753	753
HS Spa Holdings Inc.	Delayed Draw Term Loan, 2nd Amendment	(4) (5) (14)	Consumer Services	SOFR + 525	9.09%	6/2/2029		635	630	628
HS Spa Holdings Inc.	Revolver	(4) (5) (6) (14)	Consumer Services	SOFR + 525	8.97%	6/2/2028		273	263	259
HS Spa Holdings Inc.	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 525	9.07%	6/2/2029		8,346	8,250	8,251
Hunter Douglas, Inc.	Term Loan, Tranche B	(2) (4) (21)	Consumer Goods: Durable	SOFR + 300	6.67%	1/17/2032		6,237	6,209	6,260
Hunter Holdco 3 Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 425	8.02%	8/19/2028		1,565	1,561	1,522
Hyperion Refinance S.a.r.l.	Term Loan, Tranche B	(2) (4) (14) (21)	Insurance	SOFR + 275	6.47%	2/15/2031		14,776	14,737	14,800
Hyperion Refinance S.a.r.l.	Term Loan, Tranche B	(2) (4) (14) (21)	Insurance	SOFR + 275	6.49%	4/18/2030		4,914	4,898	4,924
Hyphen Solutions, LLC	Term Loan, 3rd Amendment	(2) (3) (4) (5) (6) (14)	Software	SOFR + 450	8.22%	8/6/2032		4,521	4,493	4,490
IceFall Parent, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 450	8.17%	1/26/2030		12,610	12,406	12,610
iCIMS, Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 575	9.61%	8/18/2028		805	786	761
iCIMS, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 575	9.61%	8/18/2028		27,544	27,344	27,048
IEM New Sub 2, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Electronic Equipment, Instruments & Components	SOFR + 450	8.27%	12/3/2031		16,977	16,876	16,876
IG Investments Holdings, LLC	Term Loan, Refinancing	(2) (3) (4) (5) (6) (14)	IT Services	SOFR + 500	8.84%	9/22/2028		4,076	4,075	4,076
IGT Holding IV AB	Term Loan	(2) (4) (21)	Hotels, Restaurants & Leisure	SOFR + 300	6.67%	9/1/2031		5,365	5,356	5,392
Infront Luxembourg Finance S.a.r.l.	Term Loan, Tranche B	(2) (3) (4) (5) (8)	Hotels, Restaurants & Leisure	EURIBOR + 450, 5.50% PIK	12.07%	5/28/2027		€21,680	26,033	25,478
Instructure Holdings, Inc.	Term Loan	(2) (4) (21)	Software	SOFR + 275	6.44%	11/13/2031		9,751	9,728	9,762
ION Platform Finance US Inc.	Term Loan	(2) (4) (21)	Financial Services	SOFR + 375	7.42%	10/7/2032		35,650	34,998	33,371
IQN Holding Corp.	Revolver	(4) (5) (6) (8) (14)	Professional Services	SOFR + 263, 3.13% PIK	9.43%	5/2/2028		318	316	316
IQN Holding Corp.	Term Loan	(2) (3) (4) (5) (8) (14)	Professional Services	SOFR + 263, 3.13% PIK	9.43%	5/2/2029		6,893	6,856	6,865
Iron Infinity Buyer Sub, Inc.	Delayed Draw Term Loan, Tranche A	(2) (3) (4) (5) (14)	Software	SOFR + 475	8.42%	10/16/2032		18,056	18,011	18,006
Iron Infinity Buyer Sub, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 475	8.42%	10/16/2032		25,880	25,781	25,770
iSolved, Inc.	Term Loan	(2) (3) (4)	Professional Services	SOFR + 275	6.47%	10/15/2030		4,422	4,405	4,429
Janney Montgomery Scott, LLC	Term Loan	(2) (3) (4) (6)	Financial Services	SOFR + 275	6.42%	11/28/2031		5,530	5,505	5,569
Javelin Buyer, Inc.	Term Loan	(2) (3) (4)	Financial Services	SOFR + 275	6.59%	11/1/2031		9,925	9,903	9,948
Jeg's Automotive, LLC	Term Loan	(2) (3) (4) (5) (8) (14) (15)	Automotives	SOFR + 8.90% PIK	10.67%	12/31/2029		6,824	6,271	6,824
Jeg's Automotive, LLC	Revolver	(4) (5) (8) (14) (15)	Automotives	SOFR + 7.00% PIK	10.67%	12/31/2029		1,134	1,042	1,134
Jordanes Equity AS	Term Loan, Tranche A	(5)	Beverage, Food & Tobacco	10.00%	10.00%	12/27/2031	kr	291,278	24,125	27,524

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *		Amortized Cost	Fair Value
Jordanes Equity AS	Delayed Draw Term Loan, Tranche B	(5)	Beverage, Food & Tobacco	10.00%	10.00%	12/27/2031	kr	166,445	13,786	15,728
Kestra Advisor Services Holdings A, Inc.	Term Loan	(2) (4) (21)	Financial Services	SOFR + 300	6.72%	3/21/2031		4,464	4,459	4,468
KRE HYOD Owner, LLC	Term Loan, Tranche A1	(4) (5) (14)	Real Estate Management & Development	SOFR + 425	8.24%	9/13/2026		1,321	1,321	1,311
KRE HYOD Owner, LLC	Term Loan, Tranche A2	(4) (5) (11) (14)	Real Estate Management & Development	SOFR + 1050	14.49%	9/13/2026		3,720	3,720	3,711
LDS Intermediate Holdings, LLC	Delayed Draw Term Loan	(4) (5)	Transportation	SOFR + 500	8.72%	2/9/2032		5,512	5,451	5,495
LDS Intermediate Holdings, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Transportation	SOFR + 500	8.72%	2/7/2032		27,838	27,478	27,735
LDS Intermediate Holdings, LLC	Term Loan, Incremental	(4) (5) (6) (14)	Transportation	SOFR + 500	8.72%	2/9/2032		2,018	1,925	1,987
Legence Holdings, LLC	Repriced Term Loan, Tranche B	(2) (3) (4) (14)	Commercial Services & Supplies	SOFR + 225	5.97%	12/16/2027		1,701	1,698	1,711
Leia Finco US LLC	Term Loan	(2) (4) (21)	Software	SOFR + 325	7.19%	10/9/2031		11,546	11,495	11,581
Leo BuyerCo, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Capital Equipment	SOFR + 475	8.42%	11/25/2032		6,429	6,318	6,318
Lofty Brickell, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Real Estate Management & Development	SOFR + 475	8.42%	9/25/2028		26,744	26,287	26,244
LSF12 Crown US Commercial Bidco, LLC	Term Loan, Tranche B	(2) (4) (21)	Commercial Services & Supplies	SOFR + 350	7.20%	12/2/2031		4,858	4,815	4,883
Madison IAQ, LLC	Repriced Term Loan	(2) (4) (14) (21)	Machinery	SOFR + 275	6.64%	11/8/2032		2,984	2,956	3,000
Madison Safety & Flow, LLC	Term Loan, Tranche B	(2) (4) (21)	Machinery	SOFR + 250	6.23%	9/19/2031		3,513	3,506	3,535
Magenta Security Holdings, LLC	Term Loan, Super Priority	(2) (3) (4) (14)	Software	SOFR + 625	10.09%	7/27/2028		2,412	2,343	2,407
Material Holdings, LLC	Term Loan, Tranche A	(2) (3) (4) (5) (6) (8) (14)	Professional Services	SOFR + 462, 1.38% PIK	9.67%	8/19/2027		10,933	10,933	8,431
Material Holdings, LLC	Term Loan, Tranche B	(4) (5) (8) (14) (15)	Professional Services	SOFR + 6.00% PIK	9.67%	8/19/2027		2,741	857	—
Material Holdings, LLC	Delayed Draw Term Loan, 6th Amendment	(2) (3) (4) (5) (6) (8) (13) (14)	Professional Services	SOFR + 6.00% PIK	9.77%	8/19/2027		374	374	374
Mavis Tire Express Services Corp.	Term Loan	(2) (4) (14) (21)	Specialty Retail	SOFR + 300	6.72%	5/4/2028		8,316	8,258	8,342
McAfee, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Software	SOFR + 300	6.72%	3/1/2029		11,824	11,344	10,874
Meca Dev SAS	Term Loan, Tranche B1	(4) (5)	Aerospace & Defense	EURIBOR + 310	5.22%	12/8/2032		€7,825	8,925	9,012
Meca Dev SAS	Term Loan, Tranche B1	(4) (5)	Aerospace & Defense	EURIBOR + 1000	12.12%	6/8/2033		€5,086	5,760	5,817
Meca Dev SAS	Term Loan, Tranche B1	(5) (6)	Aerospace & Defense	11.38%	11.38%	6/8/2033		€15,780	17,592	17,751
Medical Manufacturing Technologies, LLC	Delayed Draw Term Loan, 2nd Amendment	(4) (5)	Health Care Providers & Services	SOFR + 575	9.44%	12/23/2027		1,409	1,398	1,409
Medical Manufacturing Technologies, LLC	Term Loan, 2nd Amendment	(2) (3) (4) (5)	Health Care Providers & Services	SOFR + 575	9.44%	12/23/2027		9,112	9,038	9,110
Medical Manufacturing Technologies, LLC	Delayed Draw Term Loan	(4) (5) (14)	Health Care Providers & Services	SOFR + 575	9.44%	12/23/2027		4,996	4,958	4,995
Medical Manufacturing Technologies, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 575	9.44%	12/23/2027		12,396	12,277	12,394
Medical Manufacturing Technologies, LLC	Term Loan, 1st Amendment	(4) (5)	Health Care Providers & Services	SOFR + 575	9.44%	12/23/2027		9,156	9,053	9,155

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Merative LP	Term Loan	(2) (3) (4) (5) (6) (14)	Health Care Technology	SOFR + 450	8.17%	9/30/2032	49,412	49,120	49,412
Minerva Bidco Ltd.	Delayed Draw Term Loan	(2) (3) (4) (5)	Utilities	SONIA + 425	7.98%	11/7/2030	£4,185	5,136	5,641
Minerva Bidco Ltd.	Term Loan	(2) (3) (4) (5)	Utilities	SONIA + 425	7.98%	11/7/2030	£21,761	26,690	29,333
Mitchell International, Inc.	Term Loan	(2) (3) (4)	Health Care Providers & Services	SOFR + 325	6.97%	6/17/2031	6,809	6,773	6,827
MJH Healthcare Holdings, LLC	Repriced Term Loan, Tranche B	(2) (4) (5) (21)	Media: Advertising, Printing & Publishing	SOFR + 275	6.47%	1/29/2029	2,992	2,701	2,676
Monarch Buyer, Inc.	Delayed Draw Term Loan	(4) (5) (6)	Business Services	SOFR + 450	8.32%	6/2/2032	540	473	466
Monarch Buyer, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Business Services	SOFR + 450	8.32%	6/2/2032	17,269	17,078	17,059
More Cowbell II, LLC	Term Loan, 2nd Amendment	(2) (3) (4) (5) (6) (14)	Financial Services	SOFR + 450	8.24%	9/1/2030	16,018	16,018	16,012
MorettiHolding S.p.A.	Term Loan	(5) (8)	Professional Services	13.00% PIK	13.00%	3/18/2032	€24,248	26,011	27,784
Nader Upside 2 S.a.r.l.	Term Loan, Tranche B	(4) (5) (8) (14)	Health Care Providers & Services	EURIBOR + 9.75% PIK	11.75%	3/29/2030	€46,296	49,825	58,352
National Mentor Holdings Inc.	Term Loan, Tranche B	(2) (4) (6) (21)	Health Care Providers & Services	SOFR + 600	9.72%	12/5/2030	3,500	3,350	3,503
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche E	(4) (5) (14)	Building Products	SOFR + 500	8.97%	8/5/2028	3,390	3,346	3,390
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche A	(2) (3) (4) (5) (14)	Building Products	SOFR + 500	8.60%	8/5/2028	837	830	837
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche B	(2) (3) (4) (5) (14)	Building Products	SOFR + 500	8.60%	8/5/2028	632	627	632
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche C	(2) (3) (4) (5) (14)	Building Products	SOFR + 500	9.07%	8/5/2028	1,119	1,110	1,119
NEFCO Holding Company, LLC	Revolver	(4) (5) (6) (14)	Building Products	SOFR + 500	9.06%	8/5/2028	1,295	1,268	1,295
NEFCO Holding Company, LLC	Term Loan	(2) (3) (4) (5) (14)	Building Products	SOFR + 500	9.06%	8/5/2028	6,183	6,131	6,183
NEFCO Holding Company, LLC	Term Loan, Incremental	(2) (3) (4) (5) (14)	Building Products	SOFR + 500	9.06%	8/5/2028	1,275	1,263	1,275
NEFCO Holding Company, LLC	Term Loan, 4th Amendment	(2) (3) (4) (5) (14)	Building Products	SOFR + 500	9.20%	8/5/2028	3,041	3,012	3,041
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche G	(4) (5) (14)	Building Products	SOFR + 500	8.83%	8/5/2028	3,763	3,736	3,763
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche F	(4) (5) (14)	Building Products	SOFR + 500	8.76%	8/5/2028	3,779	3,752	3,779
NEFCO Holding Company, LLC	Term Loan, 6th Amendment Incremental	(2) (3) (4) (5) (14)	Building Products	SOFR + 500	8.74%	8/5/2028	2,053	2,032	2,053
NEFCO Holding Company, LLC	Term Loan, 1st Amendment	(2) (3) (4) (5)	Building Products	SOFR + 500	9.02%	8/5/2028	547	541	547
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche D	(4) (5) (14)	Building Products	SOFR + 500	9.02%	8/5/2028	2,965	2,930	2,965
North Haven Fairway Buyer, LLC	Revolver	(4) (5) (6) (14)	Consumer Services	SOFR + 500	8.69%	5/17/2028	1,832	1,810	1,813
North Haven Fairway Buyer, LLC	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 500	8.67%	5/17/2028	9,919	9,827	9,845
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan, Tranche C1	(4) (5) (14)	Consumer Services	SOFR + 500	8.90%	5/17/2028	94	93	94

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan, Tranche C2	(4) (5) (14)	Consumer Services	SOFR + 500	8.91%	5/17/2028	10,960	10,756	10,878
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (14)	Consumer Services	SOFR + 500	8.89%	5/17/2028	8,917	8,768	8,828
North Haven Fairway Buyer, LLC	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 500	8.90%	5/17/2028	8,062	8,008	8,001
Nuvei Technologies Corp.	Term Loan, Tranche B	(2) (4) (21)	Financial Services	SOFR + 250	6.22%	7/18/2031	7,376	7,383	7,379
Nuzoa Bidco, S.L.U.	Term Loan	(4) (5) (6)	Distributors	EURIBOR + 550	7.52%	6/24/2032	€1,647	1,813	1,856
Nuzoa Bidco, S.L.U.	Term Loan, Tranche B	(4) (5)	Distributors	EURIBOR + 550	7.52%	6/24/2032	€6,341	7,224	7,340
Oak Purchaser, Inc.	Delayed Draw Term Loan, 3rd Amendment	(4) (5) (6) (14)	Capital Markets	SOFR + 525	8.92%	5/31/2028	1,254	1,230	1,227
Oak Purchaser, Inc.	Term Loan, 3rd Amendment	(2) (3) (4) (5) (14)	Capital Markets	SOFR + 550	9.37%	5/31/2028	358	355	355
Oak Purchaser, Inc.	Delayed Draw Term Loan	(4) (5) (14)	Professional Services	SOFR + 550	9.37%	5/31/2028	203	201	201
Oak Purchaser, Inc.	Term Loan	(2) (3) (4) (5) (14)	Professional Services	SOFR + 550	9.37%	5/31/2028	836	826	827
Oak Purchaser, Inc.	Delayed Draw Term Loan	(4) (5) (14)	Professional Services	SOFR + 550	9.37%	5/31/2028	2,445	2,434	2,439
Oak Purchaser, Inc.	Revolver	(4) (5) (6) (14)	Professional Services	PRIME + 450	9.35%	5/31/2028	59	54	57
Oak Purchaser, Inc.	Term Loan	(2) (3) (4) (5) (14)	Professional Services	SOFR + 550	9.37%	5/31/2028	5,030	5,007	5,019
OEConnection, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Automotives	SOFR + 450	8.23%	12/23/2032	11,372	11,273	11,273
OEI, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Construction & Building	SOFR + 450	8.19%	12/29/2032	23,432	23,144	23,144
OID-OL Intermediate I, LLC	Term Loan	(2) (4)	Software	SOFR + 600	9.84%	2/1/2029	13,897	13,706	14,239
OID-OL Intermediate I, LLC	Term Loan	(2) (3) (4) (13)	Software	SOFR + 425	8.24%	2/1/2029	5,247	4,448	4,357
OneDigital Borrower LLC	Term Loan	(2) (4) (14) (21)	Insurance	SOFR + 300	6.72%	7/2/2031	4,925	4,909	4,931
Ontario Gaming GTA LP	Term Loan, Tranche B	(2) (3) (4)	Hotels, Restaurants & Leisure	SOFR + 425	7.92%	8/1/2030	1,940	1,933	1,792
OPAL Bidco SAS	Term Loan, Tranche B4	(2) (4) (21)	Financial Services	SOFR + 300	6.69%	3/31/2032	19,950	19,854	20,056
Optimizely North America, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	EURIBOR + 525	7.15%	10/30/2031	€2,256	2,428	2,609
Optimizely North America, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SONIA + 550	9.23%	10/30/2031	£902	1,160	1,198
Optimizely North America, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 500	8.72%	10/30/2031	6,677	6,603	6,551
Optiv Security, Inc.	Term Loan	(2) (4) (14) (21)	IT Services	SOFR + 525	9.11%	7/31/2026	10,388	9,327	7,327
Orifarm Holding AS	Term Loan	(5) (8)	Health Care Providers & Services	12.00% PIK	12.00%	11/29/2031	€46,871	44,539	49,712
Orthrus Ltd.	Delayed Draw Term Loan	(4) (5) (8)	Financial Services	SOFR + 350, 2.75% PIK	10.15%	12/4/2031	2,831	2,831	2,803
Orthrus Ltd.	Term Loan	(2) (3) (4) (5) (8)	Financial Services	EURIBOR + 350, 2.75% PIK	8.28%	12/4/2031	€7,422	7,772	8,635
Orthrus Ltd.	Term Loan	(2) (3) (4) (5) (6) (8)	Financial Services	SONIA + 350, 2.75% PIK	9.98%	12/4/2031	£8,308	10,554	11,063
Orthrus Ltd.	Term Loan	(2) (3) (4) (5) (8)	Financial Services	SOFR + 350, 2.75% PIK	10.01%	12/4/2031	19,608	19,356	19,412
OVG Business Services, LLC	Term Loan, Tranche B	(2) (4) (5) (21)	Hotels, Restaurants & Leisure	SOFR + 300	6.72%	6/25/2031	6,484	6,452	6,484

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
PAM Bidco Ltd.	Delayed Draw Term Loan, Tranche B3	(5)	Utilities	10.75%	10.75%	10/29/2031	£481	614	642
PAM Bidco Ltd.	Delayed Draw Term Loan, Tranche B4	(4) (5)	Utilities	SONIA + 730	11.03%	10/29/2031	£1,646	2,103	2,191
PAM Bidco Ltd.	Delayed Draw Term Loan, Capex Facility A	(5) (6)	Utilities	10.75%	10.75%	10/29/2031	£841	1,040	1,095
PAM Bidco Ltd.	Delayed Draw Term Loan, Capex Facility B	(4) (5) (6)	Utilities	SONIA + 730	11.03%	10/29/2031	£2,880	3,561	3,716
PAM Bidco Ltd.	Term Loan, Tranche B1	(2) (3) (5)	Utilities	10.75%	10.75%	10/29/2031	£6,490	8,292	8,660
PAM Bidco Ltd.	Term Loan, Tranche B2	(2) (3) (4) (5)	Utilities	SONIA + 730	11.03%	10/29/2031	£22,220	28,389	29,577
Parexel International Corporation	Term Loan, Tranche B	(2) (4) (21)	Health Care Providers & Services	SOFR + 275	6.51%	12/12/2031	5,000	4,988	5,014
PDI TA Holdings, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 550	9.34%	2/1/2031	27,786	27,569	27,017
PDI TA Holdings, Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 550	9.34%	2/1/2031	1,699	1,682	1,635
PEX Holdings LLC	Term Loan, Tranche B	(2) (4) (21)	Financial Services	SOFR + 275	6.42%	11/19/2031	4,963	4,952	4,960
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	(4) (5) (6)	Hotels, Restaurants & Leisure	SOFR + 600	9.85%	11/12/2027	2,800	2,717	2,800
PF Atlantic Holdco 2, LLC	Term Loan	(2) (3) (4) (5) (14)	Hotels, Restaurants & Leisure	SOFR + 600	9.87%	11/12/2027	832	823	832
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 550	9.35%	11/12/2027	12,519	12,430	12,519
PF Atlantic Holdco 2, LLC	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 550	9.36%	11/12/2027	9,931	9,846	9,931
Ping Identity Corporation	Term Loan	(2) (4) (5) (21)	Software	SOFR + 275	6.59%	10/29/2032	5,000	4,988	5,006
Pinnacle Buyer, LLC	Term Loan	(2) (4) (6) (21)	Real Estate Management & Development	SOFR + 250	6.16%	9/12/2032	2,510	2,503	2,519
Pioneer AcquisitionCo, LLC	Term Loan	(2) (4) (5) (21)	Professional Services	SOFR + 325	6.94%	10/25/2032	1,725	1,721	1,731
Planet U.S. Buyer, LLC	Term Loan, Tranche B	(2) (3) (4)	Professional Services	SOFR + 300	6.82%	1/31/2031	3,644	3,637	3,665
Planview Parent, Inc.	Term Loan	(2) (4) (21)	Software	SOFR + 350	7.17%	12/17/2027	6,867	6,749	6,569
PointClickCare Technologies, Inc.	Term Loan, Tranche B	(2) (3) (4)	Health Care Technology	SOFR + 275	6.42%	11/3/2031	7,841	7,824	7,844
Polaris Newco, LLC	Term Loan, Tranche B	(2) (4)	Software	EURIBOR + 375	5.82%	6/2/2028	€9,871	10,102	10,989
Portugal Street East Limited	Term Loan	(5) (6)	Real Estate Management & Development	11.50%	11.50%	12/20/2026	£19,849	25,565	26,756
PPV Intermediate Holdings, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Health Care Providers & Services	SOFR + 525	9.07%	8/31/2029	5,104	5,008	5,104
PPV Intermediate Holdings, LLC	Delayed Draw Term Loan, 1st Amendment	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 525	9.07%	8/31/2029	90	90	90
PPV Intermediate Holdings, LLC	Revolver	(4) (5) (6) (14)	Health Care Providers & Services	SOFR + 575	9.63%	8/31/2029	85	83	83
PPV Intermediate Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 575	9.67%	8/31/2029	7,916	7,896	7,896
Press Ganey Holdings, Inc.	Term Loan, Tranche B	(2) (4) (21)	Health Care Technology	SOFR + 300	6.72%	4/30/2031	2,963	2,939	2,966
Proampac PG Borrower LLC	Term Loan	(2) (3) (4) (14)	Containers, Packaging & Glass	SOFR + 400	7.88%	9/15/2028	5,745	5,741	5,748

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Project Alpha Intermediate Holding, Inc.	Term Loan, Tranche B	(2) (4)	Software	SOFR + 325	6.92%	10/28/2030	2,977	2,971	2,971
Project Castle, Inc.	Term Loan	(2) (3) (4) (14)	Professional Services	SOFR + 550	9.36%	6/1/2029	4,838	4,538	3,114
Project Leopard Holdings, Inc.	Term Loan, Tranche B	(2) (4) (13) (14) (21)	Software	SOFR + 525	9.19%	7/20/2029	11,893	10,753	10,213
Proofpoint, Inc.	Term Loan	(2) (4) (14) (21)	Software	SOFR + 300	6.67%	8/31/2028	13,198	13,134	13,254
Prophix Software Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 600	9.70%	2/1/2026	675	675	673
Prophix Software Inc.	Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Software	SOFR + 600	10.22%	2/1/2027	2,380	2,380	2,374
Prophix Software Inc.	Term Loan, Restatement	(2) (3) (4) (5) (13) (14)	Software	SOFR + 600	10.22%	2/1/2027	39,804	39,474	39,740
Propio LS, LLC	Revolver	(4) (5) (6)	Health Care Providers & Services	SOFR + 475	8.68%	5/10/2030	36	35	35
Propio LS, LLC	Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 475	8.47%	5/12/2030	2,999	2,972	2,982
Propulsion (BC) Finco S.a.r.l.	Term Loan, Tranche B	(2) (4) (21)	Aerospace & Defense	SOFR + 250	6.17%	11/21/2032	5,000	4,988	5,021
PROS Parent, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Transportation	SOFR + 475	8.49%	12/9/2032	27,585	27,508	27,508
PXO Holdings I Corp.	Delayed Draw Term Loan	(4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	9.49%	3/8/2028	2,317	2,298	2,280
PXO Holdings I Corp.	Revolver	(4) (5) (6) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	9.49%	3/8/2028	335	325	314
PXO Holdings I Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	9.49%	3/8/2028	17,858	17,684	17,573
PXO Holdings I Corp.	Term Loan, 1st Amendment	(2) (3) (4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	9.49%	3/8/2028	2,158	2,130	2,123
QBS Parent, Inc.	Revolver	(4) (5) (6)	Energy: Oil & Gas	SOFR + 450	8.22%	6/3/2032	475	453	475
QBS Parent, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Energy: Oil & Gas	SOFR + 450	8.17%	6/3/2032	44,374	44,152	44,688
Rackspace Technology Global, Inc.	Term Loan	(2) (4) (13) (14)	Software	SOFR + 275	6.61%	5/15/2028	15,900	8,975	5,777
Radwell Parent LLC	Delayed Draw Term Loan	(4) (5) (14)	Distributors	SOFR + 550	9.17%	4/1/2029	2,015	2,000	2,015
Radwell Parent LLC	Revolver	(4) (5) (6) (14)	Distributors	SOFR + 550	9.17%	4/1/2028	233	214	233
Radwell Parent LLC	Term Loan, 1st Amendment	(2) (3) (4) (5) (14)	Distributors	SOFR + 550	9.17%	4/1/2029	18,047	17,727	18,047
Raven Acquisition Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (6)	Health Care Providers & Services	SOFR + 300	6.72%	11/19/2031	7,719	7,683	7,742
RealPage, Inc.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 300	6.93%	4/24/2028	4,890	4,827	4,884
Redstone Holdco 2 LP	Term Loan	(2) (3) (4) (5) (13) (14)	Computers & Electronics Retail	SOFR + 475	8.85%	4/27/2028	11,308	10,082	4,523
Rialto Management Group, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Real Estate Management & Development	SOFR + 500	8.72%	12/5/2030	23,538	23,406	23,552
Rialto Management Group, LLC	Term Loan, 1st Amendment	(2) (3) (4) (5) (14)	Real Estate Management & Development	SOFR + 500	8.72%	12/5/2030	5,839	5,810	5,843
Rocket Software, Inc.	Term Loan	(2) (4) (14) (21)	Software	SOFR + 375	7.47%	11/28/2028	11,776	11,696	11,770
Rome Bidco Ltd.	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (8) (14)	Hotels, Restaurants & Leisure	SONIA + 189, 5.86% PIK	11.48%	12/23/2027	£5,027	6,505	6,927

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Rome Bidco Ltd.	Term Loan	(2) (3) (4) (5) (8) (14)	Hotels, Restaurants & Leisure	SONIA + 189, 5.86% PIK	11.48%	12/23/2027	£39,472	52,815	54,271
Rotation Buyer, LLC	Delayed Draw Term Loan	(4) (5) (6)	Machinery	SOFR + 475	8.57%	12/27/2031	557	537	537
Rotation Buyer, LLC	Revolver	(4) (5) (6)	Machinery	SOFR + 475	8.42%	12/27/2031	365	355	355
Rotation Buyer, LLC	Term Loan	(2) (3) (4) (5)	Machinery	SOFR + 475	8.42%	12/27/2031	8,723	8,645	8,647
Savor Acquisition, Inc.	Term Loan, Tranche B	(2) (4) (6) (21)	Beverage, Food & Tobacco	SOFR + 300	6.84%	2/17/2032	2,728	2,721	2,738
SCHP Purchaser, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 450	8.37%	10/24/2032	12,401	12,259	12,260
SCP Eye Care HoldCo, LLC	Delayed Draw Term Loan, Incremental	(4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 550	9.32%	10/7/2029	1,005	990	1,005
SCP Eye Care HoldCo, LLC	Term Loan, Incremental	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 550	9.32%	10/7/2029	541	533	541
SCP Eye Care HoldCo, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Health Care Providers & Services	SOFR + 550	9.32%	10/5/2029	38	38	38
SCP Eye Care HoldCo, LLC	Term Loan	(4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 550	9.32%	10/7/2029	117	115	117
Seahawk Bidco, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Consumer Services	SOFR + 475	8.44%	12/19/2031	9,134	9,092	9,163
Seahawk Bidco, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Consumer Services	SOFR + 475	8.45%	12/19/2031	37,043	36,715	37,076
Sharp Services, LLC	Term Loan, Tranche B	(2) (4) (5) (21)	Commercial Services & Supplies	SOFR + 300	6.67%	9/10/2032	4,750	4,727	4,762
Sigma Irish AcquiCo Ltd.	Delayed Draw Term Loan	(4) (5)	Capital Markets	EURIBOR + 525	7.27%	3/19/2032	€1,596	1,872	1,852
Sigma Irish AcquiCo Ltd.	Term Loan, Tranche B	(4) (5) (6)	Capital Markets	SOFR + 525	8.91%	3/19/2032	20,444	20,001	20,141
Sigma Irish AcquiCo Ltd.	Term Loan, Tranche B	(4) (5)	Capital Markets	EURIBOR + 525	7.27%	3/19/2032	€11,937	12,775	13,853
SitusAMC Holdings Corp.	Term Loan, Incremental	(2) (3) (4) (5) (14)	Professional Services	SOFR + 550	9.17%	5/14/2031	20,717	20,622	20,565
Smarsh, Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 475	8.42%	2/18/2029	296	291	296
Smarsh, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 475	8.42%	2/18/2029	5,357	5,296	5,357
SonicWall US Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Electronic Equipment, Instruments & Components	SOFR + 500	8.67%	5/16/2028	6,887	6,811	4,399
Sophia, LP	Term Loan, Tranche B	(2) (4) (14) (21)	Software	SOFR + 275	6.47%	10/9/2029	7,704	7,682	7,742
Sophos Holdings, LLC	Term Loan, Incremental	(2) (4) (13) (21)	Software	SOFR + 350	7.33%	3/5/2027	974	965	974
Sovos Compliance, LLC	Term Loan, Tranche B	(2) (4) (14) (21)	Software	SOFR + 325	6.97%	8/11/2028	4,907	4,869	4,918
Speciality Pharma III Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 475	8.44%	12/23/2032	24,615	24,476	24,476
Speedstar Holding, LLC	Delayed Draw Term Loan, 3rd Amendment	(4) (5) (6) (14)	Automotives	SOFR + 600	9.67%	7/22/2027	1,300	1,273	1,199
Speedstar Holding, LLC	Term Loan, 3rd Amendment	(2) (3) (4) (5) (14)	Automotives	SOFR + 600	9.84%	7/22/2027	11,908	11,834	11,447
Spotless Brands, LLC	Delayed Draw Term Loan	(4) (5) (14)	Consumer Services	SOFR + 575	9.62%	7/25/2028	7,384	7,266	7,421
Spotless Brands, LLC	Revolver	(4) (5) (6) (14)	Consumer Services	SOFR + 575	9.50%	7/25/2028	219	210	219
Spotless Brands, LLC	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 575	9.62%	7/25/2028	20,497	20,296	20,600
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (14)	Consumer Services	SOFR + 575	9.62%	7/25/2028	4,051	4,010	4,071

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *		Amortized Cost	Fair Value
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche B	(4) (5) (14)	Consumer Services	SOFR + 575	9.62%	7/25/2028		916	907	921
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche E	(4) (5) (14)	Consumer Services	SOFR + 550	9.19%	7/25/2028		25,247	25,075	25,369
Spotless Brands, LLC	Delayed Draw Term Loan, 6th Amendment	(4) (5) (6) (14)	Consumer Services	SOFR + 500	8.88%	7/25/2028		1,700	1,620	1,623
Star Parent, Inc.	Term Loan, Tranche B	(2) (4) (21)	Health Care Providers & Services	SOFR + 400	7.67%	9/27/2030		2,948	2,915	2,950
Starlight Parent, LLC	Term Loan	(2) (4) (21)	IT Services	SOFR + 400	7.70%	4/16/2032		9,975	9,699	9,950
Summit Bidco, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Insurance	CORRA + 475	7.17%	10/1/2032	C$	1,533	1,043	1,066
Summit Bidco, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Insurance	CORRA + 475	7.17%	10/1/2032	C$	15,155	10,744	10,914
Tank Holding Corp.	Term Loan	(2) (3) (4) (6) (13) (14)	Capital Equipment	SOFR + 575	9.57%	3/31/2028		43,320	42,938	39,451
Tank Holding Corp.	Term Loan, Incremental	(2) (3) (4) (5) (13) (14)	Capital Equipment	SOFR + 600	9.82%	3/31/2028		9,865	9,734	9,010
Tank Holding Corp.	Delayed Draw Term Loan, Incremental	(2) (3) (4) (5) (13) (14)	Capital Equipment	SOFR + 600	9.82%	3/31/2028		4,276	4,220	3,906
Tecta America Corp.	Term Loan, Tranche B	(2) (4) (21)	Building Products	SOFR + 275	6.47%	2/18/2032		1,990	1,985	1,985
The Chartis Group, LLC	Delayed Draw Term Loan	(4) (5) (6)	Health Care Providers & Services	SOFR + 425	7.95%	9/17/2031		1,589	1,510	1,589
The Chartis Group, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 425	7.96%	9/17/2031		30,917	30,613	31,274
The Very Group Ltd.	Term Loan, Tranche A	(2) (3) (5) (8)	Consumer Services	13.50% PIK	13.50%	7/30/2027		£4,684	5,893	6,298
The Very Group Ltd.	Term Loan, Tranche B	(2) (3) (5) (8)	Consumer Services	13.50% PIK	13.50%	7/30/2027		£4,052	5,134	5,448
Tiger Acquisition, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	High Tech Industries	SOFR + 250	6.23%	8/23/2032		4,179	4,176	4,190
Titan Acquisition Ltd.	Term Loan, Tranche B	(2) (4) (21)	Machinery	SOFR + 375	7.59%	2/15/2029		1,970	1,949	1,983
TK Elevator U.S. Newco, Inc.	Term Loan, Tranche B	(2) (4) (21)	Machinery	SOFR + 275	6.43%	4/30/2030		9,843	9,838	9,899
Total Power Limited	Delayed Draw Term Loan	(2) (4) (5) (6) (14)	Machinery	CORRA + 450	6.76%	7/22/2030	C$	3,472	2,395	2,497
Total Power Limited	Term Loan, Tranche A	(2) (3) (4) (5) (6) (14)	Machinery	CORRA + 450	6.76%	7/22/2030	C$	19,201	13,748	13,861
TransDigm, Inc.	Term Loan, Tranche M	(2) (4) (21)	Aerospace & Defense	SOFR + 250	6.22%	8/19/2032		4,988	4,976	5,007
Trio Bidco, Inc.	Term Loan, Tranche B	(2) (4) (6) (21)	Commercial Services & Supplies	SOFR + 400	7.67%	10/8/2032		6,333	6,270	6,345
Trioworld Midco 2 AB	Term Loan	(4) (5) (8)	Containers, Packaging & Glass	EURIBOR + 10.25% PIK	12.27%	10/17/2028		€41,474	43,743	48,619
Triton Water Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Beverage, Food & Tobacco	SOFR + 225	5.92%	3/31/2028		8,123	8,106	8,143
Truist Insurance Holdings, LLC	Term Loan, Tranche B	(2) (4) (21)	Insurance	SOFR + 275	6.42%	5/6/2031		6,218	6,208	6,220
Tufin Software North America, Inc.	Term Loan, 1st Amendment	(2) (3) (4) (5) (6) (13) (14)	Software	SOFR + 493	8.75%	8/25/2028		8,578	8,449	8,532
Tufin Software North America, Inc.	Term Loan, 3rd Amendment	(2) (3) (4) (5) (13) (14)	Software	SOFR + 493	8.76%	8/25/2028		2,682	2,661	2,671
Tufin Software North America, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Software	SOFR + 493	8.76%	8/17/2028		27,110	26,843	27,002

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Turquoise TopCo Ltd.	Term Loan, Tranche B	(2) (4) (5) (21)	Hotels, Restaurants & Leisure	PRIME + 225	9.00%	8/4/2032	6,400	6,368	6,312
UFT Buyer LLC	Term Loan, Tranche B	(2) (3) (4) (5) (6) (14)	Environmental Industries	SOFR + 450	8.27%	12/4/2032	14,342	14,126	14,126
UKG, Inc.	Term Loan, Tranche B	(2) (4) (21)	Software	SOFR + 250	6.34%	2/10/2031	9,875	9,865	9,879
USR Parent, Inc.	Term Loan, 3rd Amendment	(2) (3) (4) (5) (11) (14)	Specialty Retail	SOFR + 760	11.32%	4/25/2027	2,160	2,153	2,144
Vensure Employer Services, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Professional Services	SOFR + 500	8.89%	9/27/2031	73,141	72,504	72,408
VGL Midco Ltd.	Term Loan, Tranche A	(2) (3) (5) (8)	Consumer Services	15.00% PIK	15.00%	11/7/2025	£3,037	3,781	4,083
Victors Purchaser, LLC	Revolver, 1st Amendment Incremental	(4) (5) (6) (14)	Business Services	SOFR + 450	8.23%	12/23/2032	86	79	79
Victors Purchaser, LLC	Term Loan, 1st Amendment Incremental	(2) (3) (4) (5) (14)	Business Services	SOFR + 450	8.19%	12/23/2032	6,790	6,773	6,773
Vienna Bidco Ltd.	Term Loan, Tranche B	(4) (5) (14)	Health Care Equipment & Supplies	SONIA + 5.65%	9.38%	8/20/2030	£29,055	38,052	38,283
Vision Solutions, Inc.	Term Loan, Incremental	(2) (4) (13) (14) (21)	Software	SOFR + 400	8.10%	4/24/2028	12,749	12,464	11,803
WestJet Loyalty LP	Term Loan, Tranche B	(2) (4) (21)	Passenger Airlines	SOFR + 325	6.92%	2/14/2031	4,913	4,874	4,929
White Cap Buyer, LLC	Term Loan, Tranche B	(2) (4) (21)	Trading Companies & Distributors	SOFR + 325	6.97%	10/19/2029	4,950	4,929	4,969
Whitney Merger Sub, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Hotels, Restaurants & Leisure	SOFR + 475	8.42%	7/3/2032	17,133	16,948	16,939
Windsor Holdings III, LLC	Term Loan, Tranche B	(2) (4) (21)	Chemicals, Plastics & Rubber	SOFR + 275	6.47%	8/1/2030	3,911	3,868	3,916
Wineshipping.com, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (8) (13) (14)	Beverage, Food & Tobacco	SOFR + 6.25% PIK	10.07%	12/31/2028	407	405	294
Wineshipping.com, LLC	Revolver	(2) (3) (4) (5) (6) (8) (13) (14)	Beverage, Food & Tobacco	SOFR + 6.25% PIK	10.07%	12/31/2028	1,943	1,930	1,345
Wineshipping.com, LLC	Term Loan	(2) (3) (4) (5) (8) (13) (14)	Beverage, Food & Tobacco	SOFR + 6.25% PIK	10.07%	12/31/2028	15,337	15,239	10,700
Yellowstone Buyer Acquisition, LLC	Term Loan	(2) (3) (4) (5) (14)	Consumer Goods: Durable	SOFR + 585	9.72%	9/13/2027	6,472	6,428	5,934
YLG Holdings, Inc.	Term Loan	(2) (3) (4) (5) (6)	Commercial Services & Supplies	SOFR + 475	8.75%	12/23/2030	514	510	516
YLG Holdings, Inc.	Delayed Draw Term Loan, 8th Amendment	(4) (5) (6) (14)	Commercial Services & Supplies	SOFR + 475	8.52%	12/23/2030	57	57	57
Zelis Payments Buyer, Inc.	Term Loan, 5th Amendment	(2) (4) (21)	Health Care Technology	SOFR + 325	6.97%	11/26/2031	9,900	9,857	9,813
First Lien Debt Total								$4,494,367	$4,511,421

Second Lien Debt (2.0% of Net Assets)
11852604 Canada, Inc.	Term Loan	(4) (5) (8) (14)	Health Care Providers & Services	SOFR + 9.50% PIK	13.17%	9/30/2028	$46,792	$46,499	$46,792
AQA Acquisition Holding, Inc.	Term Loan, Incremental	(2) (3) (4) (5) (14)	Software	SOFR + 625	10.09%	3/2/2029	18,856	18,759	18,456
Boxer Parent Company Inc.	Term Loan	(2) (4) (21)	Software	SOFR + 575	9.47%	6/30/2032	3,700	3,575	3,555
Delta TopCo, Inc.	Term Loan	(2) (3) (4)	Computers & Electronics Retail	SOFR + 525	8.94%	11/29/2030	5,000	4,980	4,919

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Loans (96.4% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Denali Midco 2, LLC	Term Loan, 3rd Amendment	(5) (8)	Consumer Services	13.00% PIK	13.00%	12/22/2029	4,312	4,256	4,246
National Mentor Holdings, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 725	11.07%	3/2/2029	2,000	1,990	1,872
Neptune Bidco US, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Professional Services	SOFR + 975	13.76%	10/11/2029	12,440	12,178	12,440
PAI Holdco, Inc.	Term Loan	(2) (3) (4) (5) (8) (13) (14)	Automotives	SOFR + 550, 2.00% PIK	11.61%	10/28/2028	3,749	3,704	3,306
TruGreen Limited Partnership	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 850	12.34%	11/2/2028	2,000	1,981	1,844
Second Lien Debt Total								$97,922	$97,430
Corporate Loans Total								$4,592,289	$4,608,851

Investments—Collateralized Loan Obligations (19.6% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
720 East CLO IV Ltd.	Series 2024-1A, Class E	(4) (5) (7)	SOFR + 650	10.40%	4/15/2037	$1,000	$1,000	$1,004
AB BSL CLO 5 Ltd.	Series 2024-5A, Class E	(4) (5) (7)	SOFR + 610	9.98%	1/20/2038	1,250	1,250	1,250
ABPCI Direct Lending Fund CLO I LLC	Series 2024-17A, Class D	(4) (5) (7)	SOFR + 470	8.55%	8/1/2036	3,300	3,300	3,325
ABPCI Direct Lending Fund CLO V Ltd.	Series 2019-5A, Class CRR	(4) (5) (7)	SOFR + 575	9.63%	1/20/2036	5,275	5,275	5,297
Abry Liquid Credit CLO 2025-1A C Ltd.	Series 2025-1A, Class C	(4) (5) (7)	SOFR + 210	6.05%	10/20/2038	2,500	2,503	2,505
Abry Liquid Credit CLO 2025-2 Ltd.	Series 2025-2A, Class E	(4) (5) (7)	SOFR + 585	9.53%	1/15/2039	6,000	6,000	6,001
Abry Liquid Credit CLO 2025-1 Ltd.	Series 2025-1A, Class E	(4) (5) (7)	SOFR + 600	9.95%	10/20/2028	3,000	3,000	3,032
AGL CLO 19 Ltd.	Series 2022-19A, Class ER	(4) (5) (7)	SOFR + 550	9.37%	7/21/2038	6,050	6,050	5,975
AGL CLO 20 Ltd.	Series 2022-20A, Class ER	(4) (5) (7)	SOFR + 640	10.28%	10/20/2037	2,700	2,700	2,680
AGL CLO 43 Ltd.	Series 2025-43A, Class E	(4) (5) (7)	SOFR + 485	8.83%	9/10/2038	2,000	1,995	1,978
AGL CLO 9 Ltd.	Series 2020-9A, Class ER	(4) (5) (7)	SOFR + 650	10.38%	4/20/2037	5,600	5,600	5,496
Aimco CLO 20 Ltd.	Series 2023-20A, Class ER	(4) (5) (7)	SOFR + 460	8.49%	10/16/2038	10,000	10,000	10,000
Aimco CLO Series 2018-A Ltd.	Series 2018-AA, Class ER	(4) (5) (7)	SOFR + 525	9.13%	10/17/2037	1,330	1,330	1,336
Allegro CLO XV Ltd.	Series 2022-1A, Class ER	(4) (5) (7)	SOFR + 550	9.38%	4/20/2038	2,500	2,500	2,396
Allegro CLO XVII Ltd.	Series 2025-2A, Class SUB	(4) (5) (7) (12)			7/25/2038	1,875	1,447	1,375
Anchorage Capital CLO Ltd.	Series 2021-21A, Class SUB	(4) (5) (7) (12)			10/20/2034	4,149	2,507	1,618
Anchorage Capital CLO Ltd.	Series 2021-18A, Class E	(4) (5) (7) (13)	SOFR + 646	10.63%	4/15/2034	4,000	3,973	3,958
Apidos CLO XLVI Ltd.	Series 2023-46A, Class ER	(4) (5) (7)	SOFR + 485	8.76%	10/24/2038	5,000	5,000	5,040
Apidos CLO XVIII-R Ltd.	Series 2018-18A, Class ER2	(4) (5) (7)	SOFR + 550	9.36%	1/22/2038	5,450	5,450	5,436
Apidos CLO, Ltd.	Series 2020-33A, Class ER2	(4) (5) (7)	SOFR + 732	11.19%	4/24/2038	9,400	9,042	9,636
Apidos CLO, Ltd.	Series 2020-33A, Class FR2	(4) (5) (7)	SOFR + 855	12.42%	4/24/2038	250	231	239
Apidos CLO, Ltd.	Series 2020-33A, Class SUB	(4) (5) (7) (12)			10/24/2034	25,841	12,693	12,966
Arbour CLO IX DAC	Series 9X, Class E	(4) (5) (16)	EURIBOR + 579	7.80%	4/15/2034	€2,337	2,228	2,707
Ares CLO Ltd.	Series 2021-60A, Class SUB	(4) (5) (7) (12)			7/18/2034	6,500	3,825	2,530
Ares European Clo XVIII DAC	Series 18A, Class ER	(4) (5) (7)	EURIBOR + 565	7.62%	10/15/2038	€2,750	3,196	3,224
Ares LV CLO Ltd.	Series 2020-55A, Class SUB	(4) (5) (7) (12)			10/15/2037	12,440	8,582	7,389

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Collateralized Loan Obligations (19.6% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Ares XLIII CLO Ltd.	Series 2017-43A, Class ER2	(4) (5) (7)	SOFR + 600	9.90%	1/15/2038	6,340	6,340	6,356
Ares XLIX CLO Ltd.	Series 2018-49A, Class ER	(4) (5) (7)	SOFR + 650	10.36%	10/22/2036	1,113	1,159	1,117
Ares XXXIV CLO Ltd.	Series 2015-2A, Class ER2	(4) (5) (7)	SOFR + 550	9.38%	7/17/2038	4,070	4,070	4,095
Arini European CLO I DAC	Series 1X, Class ER	(4) (5) (16)	EURIBOR + 575	7.69%	10/15/2038	€3,000	3,537	3,544
Arini European CLO V DAC	Series 5X, Class E	(4) (5) (16)	EURIBOR + 470	6.73%	1/15/2039	€1,900	2,229	2,202
Arini European CLO VI DAC	Series 6A, Class E	(4) (5) (7)	EURIBOR + 575	7.83%	7/15/2039	€3,730	4,384	4,411
Arini U.S. CLO II Ltd.	Series 3A, Class E	(4) (5) (7)	SOFR + 525	9.17%	1/15/2039	4,000	4,000	4,001
Arini U.S. CLO II Ltd.	Series 2A, Class E	(4) (5) (7)	SOFR + 565	9.53%	3/31/2038	8,000	8,000	8,055
Audax Senior Debt CLO 12, LLC	Series 2025-12A, Class SUB	(4) (5) (7) (12)			4/22/2037	1,330	1,230	1,176
Audax Senior Debt CLO 9, LLC	Series 2024-9A, Class D	(4) (5) (7)	SOFR + 520	9.08%	4/20/2036	5,000	5,000	5,037
Avoca CLO XI DAC	Series 11A, Class ERR	(4) (5) (7)	EURIBOR + 615	8.18%	10/15/2038	€1,750	1,876	2,068
Avoca CLO XXIX DAC	Series 29A, Class ER	(4) (5) (7)	EURIBOR + 530	7.33%	10/15/2038	€4,270	4,995	4,978
Avoca CLO XXXIII DAC	Series 33A, Class E	(4) (5) (7)	EURIBOR + 535	7.39%	10/15/2038	€6,220	7,098	7,282
Babson CLO Ltd.	Series 2020-1A, Class ER2	(4) (5) (7)	SOFR + 550	9.40%	1/15/2038	1,600	1,600	1,552
Babson CLO Ltd.	Series 2021-3A, Class SUB	(4) (5) (7) (12)			1/18/2035	14,100	8,010	3,732
Ballyrock CLO 21 Ltd.	Series 2022-21A, Class DR	(4) (5) (7)	SOFR + 600	9.88%	10/20/2037	1,000	1,000	978
Ballyrock CLO 24 Ltd.	Series 2023-24A, Class DR	(4) (5) (7)	SOFR + 600	9.90%	7/13/2038	3,350	3,350	3,352
Ballyrock CLO 26 Ltd.	Series 2024-26A, Class C2	(4) (5) (7)	SOFR + 470	8.56%	7/25/2037	8,250	8,250	8,261
Ballyrock CLO 28 Ltd.	Series 2024-28A, Class SUB	(4) (5) (7) (12)			1/20/2038	5,000	4,149	3,413
Barings CLO 2019-II Ltd.	Series 2019-2A, Class ERR	(4) (5) (7)	SOFR + 600	9.90%	1/15/2038	10,000	10,000	9,811
Barings CLO 2023-II Ltd.	Series 2023-2A, Class ER	(4) (5) (7)	SOFR + 510	9.06%	10/20/2038	2,750	2,750	2,753
Barings CLO 2025-I Ltd.	Series 2025-1A, Class SUB	(4) (5) (7) (12)			4/20/2038	5,000	4,022	3,718
Barings CLO 2025-IV Ltd.	Series 2025-4A, Class E	(4) (5) (7)	SOFR + 500	8.97%	10/15/2040	3,000	3,000	2,986
Barings CLO 2025-VIII Ltd.	Series 2025-8A, Class SUB	(4) (5) (7) (12)			1/15/2039	3,600	2,859	2,859
Barings Middle Market CLO Ltd.	Series 2023-IA, Class C	(4) (5) (7)	SOFR + 640	10.28%	1/20/2036	2,750	2,750	2,762
Benefit Street Partners CLO V-B Ltd.	Series 2018-5BA, Class ER	(4) (5) (7)	SOFR + 630	10.18%	7/20/2037	10,710	10,710	10,763
Benefit Street Partners CLO XVIII Ltd.	Series 2019-18A, Class ER2	(4) (5) (7)	SOFR + 470	8.58%	10/15/2038	6,125	6,125	6,030
Benefit Street Partners CLO XX Ltd.	Series 2020-20A, Class ERR	(4) (5) (7)	SOFR + 490	8.80%	10/15/2028	7,560	7,560	7,567
Benefit Street Partners CLO XXI Ltd.	Series 2020-21A, Class ER2	(4) (5) (7)	SOFR + 495	8.87%	1/15/2039	2,000	2,000	2,002
Benefit Street Partners CLO XXXII Ltd.	Series 2023-32A, Class ER	(4) (5) (7)	SOFR + 470	8.56%	10/25/2038	3,800	3,800	3,741
Benefit Street Partners CLO XXXIV Ltd.	Series 2024-34A, Class E	(4) (5) (7)	SOFR + 670	10.56%	7/25/2037	4,000	4,000	4,065
Benefit Street Partners CLO XXXVIII Ltd.	Series 2024-38A, Class SUB	(4) (5) (7) (12)			1/25/2038	5,000	4,469	4,011
Birch Grove CLO 11 Ltd.	Series 2024-11A, Class E	(4) (5) (7)	SOFR + 580	9.66%	1/22/2038	6,000	6,000	6,068
Birch Grove CLO 13 Ltd.	Series 2025-13A, Class E	(4) (5) (7)	SOFR + 515	9.01%	10/23/2038	14,000	13,997	13,902
Birch Grove CLO 15 Ltd.	Series 2025-15A, Class E	(4) (5) (7)	SOFR + 520	8.91%	1/23/2039	2,000	2,000	1,996
Birch Grove CLO 9 Ltd.	Series 2024-9A, Class E	(4) (5) (7)	SOFR + 625	10.11%	10/22/2037	2,500	2,500	2,526
Birch Grove CLO Ltd.	Series 19A, Class ERR	(4) (5) (7)	SOFR + 694	10.82%	7/17/2037	7,000	6,937	7,028
BlackRock European CLO DAC	Series 5X, Class SUB	(4) (5) (12) (16)			7/16/2031	2,750	151	82

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Collateralized Loan Obligations (19.6% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
BlueMountain CLO XXXI Ltd.	Series 2021-31A, Class E	(4) (5) (7) (13)	SOFR + 653	10.68%	4/19/2034	735	654	712
BlueMountain CLO XXV Ltd.	Series 2019-25A, Class ERR	(4) (5) (7)	SOFR + 742	11.32%	1/15/2038	5,725	5,619	5,569
BlueMountain CLO XXIV Ltd.	Series 2019-24A, Class ER	(4) (5) (7) (13)	SOFR + 684	10.99%	4/20/2034	4,000	3,997	3,830
BlueMountain CLO XXXIII Ltd.	Series 2021-33A, Class SUB	(4) (5) (7) (12)			11/20/2034	5,900	4,180	2,399
Brant Point CLO 2025-9 Ltd.	Series 2025-9A, Class E	(4) (5) (7)	SOFR + 565	9.53%	1/20/2039	2,806	2,806	2,805
Bryant Park Funding 2024-25 Ltd.	Series 2024-25A, Class E	(4) (5) (7)	SOFR + 575	9.63%	1/18/2038	6,000	6,000	6,014
CBAM 2017-3 Ltd.	Series 2017-3A, Class ER	(4) (5) (7) (13)	SOFR + 711	11.25%	7/17/2034	4,000	3,972	3,996
Cedar Funding CLO Ltd.	Series 2016-6A, Class SUB	(4) (5) (7) (12)			4/20/2034	14,822	9,420	5,541
CIFC European Funding CLO IV DAC	Series 4X, Class E	(4) (5) (16)	EURIBOR + 597	7.97%	8/18/2035	€2,845	2,785	3,340
CIFC Funding Ltd.	Series 2019-2A, Class ERR	(4) (5) (7)	SOFR + 485	8.99%	10/17/2038	2,850	2,850	2,854
CIFC Funding Ltd.	Series 2021-3A, Class ER	(4) (5) (7)	SOFR + 485	8.75%	10/15/2038	8,550	8,550	8,486
CIFC Funding Ltd.	Series 2023-1A, Class ER	(4) (5) (7)	SOFR + 470	8.60%	10/15/2038	9,000	9,000	8,957
CIFC Funding Ltd.	Series 2025-8A, Class E	(4) (5) (7)	SOFR + 475	8.42%	1/24/2039	2,000	2,000	2,001
CIFC Funding Ltd.	Series 2017-5A, Class ER	(4) (5) (7)	SOFR + 615	10.03%	7/17/2037	4,750	4,750	4,741
CIFC Funding Ltd.	Series 2018-3A, Class ER	(4) (5) (7)	SOFR + 480	8.88%	10/18/2038	2,250	2,250	2,252
CIFC Funding Ltd.	Series 2018-5A, Class ER	(4) (5) (7)	SOFR + 660	10.50%	7/15/2038	3,000	3,000	3,023
CIFC Funding Ltd.	Series 2023-3A, Class E	(4) (5) (7)	SOFR + 765	11.53%	1/20/2037	7,000	7,000	7,006
CIFC Funding Ltd.	Series 2015-4A, Class SUB	(4) (5) (7) (12)			4/20/2034	8,744	3,066	2,045
CIFC Funding Ltd.	Series 2024-2A, Class E	(4) (5) (7)	SOFR + 640	10.26%	4/22/2037	5,650	5,650	5,706
CVC Cordatus Loan Fund XXII DAC	Series 22X, Class E	(4) (5) (16)	EURIBOR + 616	8.26%	12/15/2034	€1,550	1,554	1,821
CVC Cordatus Loan Fund XXVI DAC	Series 26A, Class ER	(4) (5) (7)	EURIBOR + 575	7.76%	1/15/2038	€4,840	5,066	5,694
Crown Point CLO Ltd.	Series 2019-8A, Class ER	(4) (5) (7) (13)	SOFR + 713	11.28%	10/20/2034	3,463	3,081	3,463
Crown Point CLO Ltd.	Series 2021-10A, Class E	(4) (5) (7) (13)	SOFR + 685	11.00%	7/20/2034	3,000	2,936	2,921
CVC Cordatus Loan Fund XXVII DAC	Series 27A, Class ER	(4) (5) (7)	EURIBOR + 610	8.11%	4/15/2038	€2,125	2,373	2,517
Danby Park CLO Ltd.	Series 2022-1A, Class M1	(4) (5) (7) (12)			10/21/2035	7,191	—	111
Danby Park CLO Ltd.	Series 2022-1A, Class M2	(4) (5) (7) (12)			10/21/2035	7,191	—	259
Danby Park CLO Ltd.	Series 2022-1A, Class SUB	(4) (5) (7) (12)			10/21/2035	7,191	4,094	4,724
Diameter Capital CLO 12 Ltd.	Series 2025-12A, Class E	(4) (5) (7)	SOFR + 475	8.67%	10/20/2038	8,000	8,000	8,000
Elmwood CLO 17 Ltd.	Series 2022-4A, Class SUB	(4) (5) (7) (12)			7/17/2037	17,500	11,243	10,288
Elmwood CLO 21 Ltd.	Series 2022-8A, Class ER2	(4) (5) (7)	SOFR + 535	9.25%	10/15/2038	2,550	2,550	2,569
Elmwood CLO 22 Ltd.	Series 2023-1A, Class ER	(4) (5) (7)	SOFR + 480	8.68%	4/17/2038	5,000	5,000	4,993
Elmwood CLO I Ltd.	Series 2019-1A, Class ERR	(4) (5) (7)	SOFR + 640	10.28%	4/20/2037	3,638	3,625	3,620
Elmwood CLO II Ltd.	Series 2019-2A, Class ERR	(4) (5) (7)	SOFR + 575	9.63%	10/20/2037	6,500	6,500	6,388
Elmwood CLO IX Ltd.	Series 2021-2A, Class ER	(4) (5) (7)	SOFR + 465	8.53%	4/20/2038	1,650	1,644	1,650
Empower CLO 2023-2 Ltd.	Series 2023-2A, Class ER	(4) (5) (7)	SOFR + 560	9.50%	10/15/2028	2,000	2,000	1,957
Empower CLO 2024-1 Ltd.	Series 2024-1A, Class D1	(4) (5) (7)	SOFR + 375	7.61%	4/25/2037	14,000	13,997	14,058
Generate CLO 18 Ltd.	Series 2024-18A, Class E	(4) (5) (7)	SOFR + 600	9.88%	1/20/2038	3,060	3,060	3,041
Generate CLO 5 Ltd.	Series 5A, Class D2R	(4) (5) (7)	SOFR + 510	8.96%	7/22/2037	6,750	6,750	6,795

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Collateralized Loan Obligations (19.6% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Generate CLO 7 Ltd.	Series 7A, Class ER	(4) (5) (7)	SOFR + 694	10.80%	4/22/2037	6,540	6,489	6,241
Generate CLO 8 Ltd.	Series 8A, Class ER2	(4) (5) (7)	SOFR + 635	10.23%	1/20/2038	2,820	2,820	2,758
GoldenTree Loan Management CLO Ltd.	Series 2025-27A, Class E	(4) (5) (7)	SOFR + 475	8.57%	1/20/2039	2,000	2,000	2,001
Golub Capital Partners CLO Ltd.	Series 2025-84A, Class E	(4) (5) (7)	SOFR + 490	8.61%	1/20/2039	2,000	2,000	2,000
Golub Capital Partners CLO Ltd.	Series 2024-71A, Class D	(4) (5) (7)	SOFR + 510	8.96%	2/9/2037	7,500	7,500	7,521
Golub Capital Partners CLO Ltd.	Series 2019-43A, Class ER	(4) (5) (7)	SOFR + 575	9.63%	10/20/2037	6,750	6,750	6,671
Golub Capital Partners CLO Ltd.	Series 2021-53A, Class ER	(4) (5) (7)	SOFR + 470	8.58%	7/20/2034	4,000	4,000	3,863
Golub Capital Partners CLO Ltd.	Series 2019-42RA, Class DR	(4) (5) (7)	SOFR + 610	9.96%	1/20/2036	4,800	4,800	4,800
Harvest Clo XXIX DAC	Series 29X, Class ER	(4) (5) (16)	EURIBOR + 627	8.28%	7/15/2037	€5,000	5,317	5,878
Henley Clo XIII DAC	Series 13A, Class E	(4) (5) (7)	EURIBOR + 570	7.72%	10/15/2038	€3,880	4,560	4,586
HPS Private Credit CLO 2023-1 LLC	Series 2023-1A, Class ER	(4) (5) (7)	SOFR + 700	10.90%	10/15/2037	2,500	2,528	2,525
Invesco U.S. CLO 2024-1 Ltd.	Series 2024-1RA, Class D2R	(4) (5) (7)	SOFR + 550	9.40%	4/15/2037	10,000	10,000	10,071
Ivy Hill Middle Market Credit Fund XXII Ltd.	Series 2024-22A, Class D	(4) (5) (7)	SOFR + 505	8.93%	4/20/2036	2,500	2,500	2,517
KKR CLO 46 Ltd.	Series 2023-46A, Class ER	(4) (5) (7)	SOFR + 700	10.88%	10/20/2037	2,080	2,080	2,099
KKR CLO 54 Ltd.	Series 2024-54A, Class E	(4) (5) (7)	SOFR + 580	9.70%	1/15/2038	6,100	6,100	6,148
KKR CLO 58 Ltd.	Series 2025-58A, Class E	(4) (5) (7)	SOFR + 530	9.28%	10/15/2038	2,000	2,005	2,007
KKR CLO 36 Ltd.	Series 36A, Class SUB	(4) (5) (7) (12)			10/15/2034	8,600	5,365	2,085
KKR CLO 10 Ltd.	Series 10, Class ER	(4) (5) (7) (13)	SOFR + 650	10.48%	9/15/2029	3,000	2,980	3,007
Logan CLO I Ltd.	Series 2024-5A, Class D2R	(4) (5) (7)	SOFR + 460	8.48%	4/20/2037	3,750	3,750	3,760
Madison Park Funding LIV Ltd.	Series 2022-54A, Class ER	(4) (5) (7)	SOFR + 650	10.37%	10/21/2037	750	750	741
Madison Park Funding LV Ltd.	Series 2022-55A, Class ER	(4) (5) (7)	SOFR + 600	9.88%	7/18/2037	5,500	5,500	5,377
Madison Park Funding LVIII Ltd.	Series 2024-58A, Class E	(4) (5) (7)	SOFR + 665	10.51%	4/25/2037	6,000	6,000	6,029
Madison Park Funding XLVII Ltd.	Series 2020-47A, Class DR	(4) (5) (7)	SOFR + 390	7.78%	4/19/2037	5,000	5,000	5,025
Madison Park Funding XLVII Ltd.	Series 2020-47A, Class ER	(4) (5) (7)	SOFR + 665	10.53%	4/19/2037	5,000	5,000	5,016
Madison Park Funding XXXII Ltd.	Series 2018-32A, Class ER2	(4) (5) (7)	SOFR + 640	10.26%	7/22/2037	1,800	1,800	1,748
Magnetite XVII Ltd.	Series 2016-17A, Class ER2	(4) (5) (7)	SOFR + 650	10.38%	4/20/2037	6,400	6,400	6,449
Marble Point CLO XX Ltd.	Series 2021-1A, Class E	(4) (5) (7) (13)	SOFR + 711	11.23%	4/23/2034	2,500	2,483	2,479
Marble Point CLO XXI Ltd.	Series 2021-3A, Class E	(4) (5) (7) (13)	SOFR + 720	11.34%	10/17/2034	4,000	3,942	3,874
MidOcean Credit CLO XIII Ltd.	Series 2023-13A, Class D	(4) (5) (7)	SOFR + 509	8.96%	1/21/2037	3,850	3,817	3,855
MidOcean Credit CLO XIV Ltd.	Series 2024-14A, Class SUB	(4) (5) (7) (12)			4/15/2037	3,375	2,180	1,788
Neuberger Berman Loan Advisers CLO 36R Ltd.	Series 2020-36RA, Class E	(4) (5) (7)	SOFR + 490	9.18%	7/20/2039	4,270	4,270	4,278
Oaktree CLO 2019-2 Ltd.	Series 2019-2A, Class DR	(4) (5) (7)	SOFR + 719	11.09%	10/15/2037	4,550	4,508	4,507
Oaktree CLO 2021-1 Ltd.	Series 2021-1A, Class ER	(4) (5) (7)	SOFR + 610	10.00%	1/15/2038	5,750	5,750	5,756
Oaktree CLO 2025-31 Ltd.	Series 2025-31A, Class E	(4) (5) (7)	SOFR + 535	9.23%	7/20/2038	12,000	12,000	12,000
OCP CLO 2020-8R Ltd.	Series 2020-8RA, Class ER2	(4) (5) (7)	SOFR + 470	8.58%	10/17/2038	2,500	2,500	2,495
OCP CLO 2016-12, Ltd.	Series 2016-12A, Class E1R3	(4) (5) (7)	SOFR + 600	9.88%	10/18/2037	2,750	2,750	2,779
OCP Euro CLO 2017-1 DAC	Series 2017-1X, Class ERR	(4) (5) (16)	EURIBOR + 525	7.18%	7/15/2038	€9,000	10,480	10,577
OCP Euro CLO 2020-4 DAC	Series 2020-4A, Class ERR	(4) (5) (7)	EURIBOR + 560	7.67%	10/20/2039	€3,500	4,068	4,101

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Collateralized Loan Obligations (19.6% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
OCP Euro CLO 2025-14 DAC	Series 2025-14A, Class E	(4) (5) (7)	EURIBOR + 535	7.38%	10/26/2039	€2,500	2,914	2,921
Octagon 58 Ltd.	Series 2022-1A, Class ER	(4) (5) (7)	SOFR + 625	10.15%	4/15/2038	9,500	9,500	9,580
Octagon 62 Ltd.	Series 2022-1A, Class ER	(4) (5) (7)	SOFR + 640	10.26%	1/23/2038	2,000	2,000	2,003
Octagon 70 Alto Ltd.	Series 2023-1A, Class E	(4) (5) (7)	SOFR + 666	10.54%	10/20/2036	1,575	1,507	1,542
Octagon Investment Partners 40 Ltd.	Series 2019-1A, Class SUB	(4) (5) (7) (12)			1/20/2035	22,500	11,335	3,091
OHA Credit Funding 16-R Ltd.	Series 2023-16RA, Class E	(4) (5) (7)	SOFR + 460	8.48%	10/20/2038	2,500	2,500	2,505
OHA Credit Funding 23 Ltd.	Series 2025-23A, Class E	(4) (5) (7)	SOFR + 460	8.31%	1/20/2039	2,000	2,000	2,000
OHA Loan Funding 2015-1 Ltd.	Series 2015-1A, Class ER4	(4) (5) (7)	SOFR + 480	8.68%	10/19/2038	3,500	3,500	3,505
Palmer Square CLO 2018-1 Ltd.	Series 2018-1A, Class DR	(4) (5) (7)	SOFR + 694	10.82%	4/18/2037	3,300	3,316	3,256
Palmer Square CLO 2018-2 Ltd.	Series 2018-2A, Class DR	(4) (5) (7)	SOFR + 700	10.89%	4/16/2037	8,170	8,172	8,049
Palmer Square CLO 2021-4A Ltd.	Series 2021-4A, Class ER	(4) (5) (7)	SOFR + 575	9.65%	7/15/2038	3,500	3,525	3,508
Palmer Square CLO 2022-1A Ltd.	Series 2022-1A, Class ER	(4) (5) (7)	SOFR + 520	9.16%	10/20/2038	2,000	2,000	2,007
Palmer Square CLO 2022-4 Ltd.	Series 2022-4A, Class ER	(4) (5) (7)	SOFR + 550	9.38%	10/20/2037	2,667	2,667	2,679
Palmer Square CLO 2024-2 Ltd.	Series 2024-2A, Class SUB	(4) (5) (7) (12)			7/20/2037	6,600	5,477	4,379
Palmer Square CLO 2023-3 Ltd.	Series 2023-3A, Class E	(4) (5) (7)	SOFR + 783	11.71%	1/20/2037	3,500	3,469	3,500
Palmer Square European CLO 2022-2 DAC	Series 2022-2A, Class ERR	(4) (5) (7)	EURIBOR + 575	7.76%	1/15/2038	€5,880	6,834	6,937
Palmer Square European CLO 2023-2 DAC	Series 2023-2A, Class ER	(4) (5) (7)	EURIBOR + 540	7.49%	10/15/2038	€4,100	4,752	4,818
Palmer Square European CLO 2023-1 DAC	Series 2023-1A, Class ER	(4) (5) (7)	EURIBOR + 570	7.71%	1/15/2038	€8,000	8,452	9,433
PennantPark CLO II Ltd.	Series 2020-2A, Class DR	(4) (5) (7)	SOFR + 495	8.85%	4/15/2036	5,000	5,000	5,007
Penta CLO 15 DAC	Series 2023-15A, Class ER	(4) (5) (7)	EURIBOR + 570	7.69%	10/15/2038	€10,000	11,652	11,781
Providus CLO XIII DAC	Series 13X, Class E	(4) (5) (16)	EURIBOR + 500	7.15%	11/19/2039	€8,000	9,365	9,334
Providus CLO VII DAC	Series 7A, Class ER	(4) (5) (7)	EURIBOR + 642	8.43%	7/15/2038	€2,250	2,399	2,651
RAD CLO 17 Ltd.	Series 2022-17A, Class ER	(4) (5) (7)	SOFR + 625	10.13%	1/20/2038	4,000	4,000	4,000
Reese Park CLO, Ltd.	Series 2020-1A, Class ERR	(4) (5) (7)	SOFR + 600	9.90%	1/15/2038	3,560	3,560	3,494
Regatta 30 Funding Ltd.	Series 2024-4A, Class E	(4) (5) (7)	SOFR + 540	9.26%	1/25/2038	2,560	2,560	2,587
Regatta 35 Funding Ltd.	Series 2025-5A, Class E	(4) (5) (7)	SOFR + 525	9.13%	10/15/2038	4,570	4,570	4,590
Regatta VIII Funding Ltd.	Series 2017-1A, Class ER	(4) (5) (7)	SOFR + 700	10.88%	4/17/2037	5,560	5,560	5,550
Regatta XIX Funding Ltd.	Series 2022-1A, Class ER	(4) (5) (7)	SOFR + 525	9.13%	10/20/2038	2,125	2,125	2,126
Regatta XXIII Funding Ltd.	Series 2021-4A, Class ER	(4) (5) (7)	SOFR + 570	9.63%	10/15/2038	4,000	4,000	4,000
Regatta XXV Funding Ltd.	Series 2023-1A, Class ER	(4) (5) (7)	SOFR + 575	9.65%	7/15/2038	6,250	6,250	6,294
Regatta XXVIII Funding Ltd.	Series 2024-2A, Class E	(4) (5) (7)	SOFR + 685	10.71%	4/25/2037	5,000	5,000	5,032
Riverbank Park CLO Ltd.	Series 2024-1A, Class SUB	(4) (5) (7) (12)			1/25/2038	19,550	15,078	14,989
RR Ltd.	Series 2022-24A, Class DR2	(4) (5) (7)	SOFR + 550	9.40%	1/15/2037	4,760	4,760	4,712
RRE 17 Loan Management DAC	Series 17A, Class DR	(4) (5) (7)	EURIBOR + 520	7.13%	1/15/2041	€3,000	3,481	3,514
RRE 6 Loan Management DAC	Series 6A, Class DR	(4) (5) (7)	EURIBOR + 515	7.18%	10/15/2038	€1,200	1,402	1,410
Silver Point CLO 1 Ltd.	Series 2022-1A, Class ER	(4) (5) (7)	SOFR + 525	9.13%	1/20/2038	1,363	1,380	1,337
Silver Point CLO 11 Ltd.	Series 2025-11A, Class E	(4) (5) (7)	SOFR + 565	9.53%	7/15/2028	8,500	8,500	8,499
Silver Point CLO 13 Ltd.	Series 2025-13A, Class E	(4) (5) (7)	SOFR + 525	9.18%	10/15/2038	2,000	2,000	1,972

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Collateralized Loan Obligations (19.6% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Silver Point CLO 14 Ltd.	Series 2025-14A, Class E	(4) (5) (7)	SOFR + 535	9.03%	1/15/2039	2,000	2,000	2,001
Silver Point CLO 7 Ltd.	Series 2024-7A, Class E	(4) (5) (7)	SOFR + 575	9.65%	1/15/2038	3,600	3,600	3,544
Sixth Street CLO 31 Ltd.	Series 2025-31A, Class E	(4) (5) (7)	SOFR + 470	8.37%	1/17/2039	2,000	2,000	2,001
Sixth Street CLO XII Ltd.	Series 2018-12A, Class ER2	(4) (5) (7)	SOFR + 505	8.82%	1/17/2039	988	988	988
Sixth Street CLO XV Ltd.	Series 2020-15A, Class ER	(4) (5) (7)	SOFR + 605	9.92%	10/24/2027	5,000	5,000	5,030
Sixth Street CLO XVII Ltd.	Series 2021-17A, Class ER	(4) (5) (7)	SOFR + 475	8.63%	4/17/2038	3,000	2,991	2,959
Sixth Street CLO XXV Ltd.	Series 2024-25A, Class SUB	(4) (5) (7) (12)			7/24/2037	15,000	11,687	10,221
Sound Point CLO 35 Ltd.	Series 2022-35A, Class ER	(4) (5) (7)	SOFR + 580	9.66%	4/26/2038	1,670	1,670	1,630
Sound Point CLO 37 Ltd.	Series 2023-37A, Class D	(4) (5) (7)	SOFR + 555	9.39%	1/29/2037	4,800	4,800	4,831
Sound Point CLO Ltd.	Series 2021-1A, Class E	(4) (5) (7) (13)	SOFR + 685	10.97%	4/25/2034	4,000	3,944	3,722
Symphony CLO XXXIII Ltd.	Series 2022-33A, Class E1R	(4) (5) (7)	SOFR + 535	9.22%	1/24/2038	5,000	5,000	4,730
Sixth Street CLO IX Ltd.	Series 2017-9A, Class ER	(4) (5) (7)	SOFR + 625	10.12%	7/31/2037	6,250	6,250	6,298
TICP CLO XI Ltd.	Series 2018-11A, Class ER	(4) (5) (7)	SOFR + 670	10.56%	4/25/2037	4,700	4,700	4,727
Trimaran CAVU 2022-1 Ltd.	Series 2022-1A, Class ER	(4) (5) (7)	SOFR + 692	10.78%	10/22/2037	6,250	6,221	6,283
Trimaran CAVU 2025-3 Ltd.	Series 2025-3A, Class E	(4) (5) (7)	SOFR + 575	9.32%	1/22/2039	6,000	6,000	5,988
Trinitas Euro CLO V DAC	Series 5A, Class ER	(4) (5) (7)	EURIBOR + 580	7.87%	7/25/2039	€2,500	2,944	2,945
Trinitas Euro CLO VI DAC	Series 6A, Class ER	(4) (5) (7)	EURIBOR + 595	7.94%	1/15/2039	€10,000	11,607	11,776
Trinitas Euro CLO X DAC	Series 10A, Class E	(4) (5) (7)	EURIBOR + 505	7.19%	11/15/2038	€8,500	10,081	9,932
Twin Brook CLO 2024-1 LLC	Series 2024-1A, Class D	(4) (5) (7)	SOFR + 495	8.83%	7/20/2036	6,500	6,500	6,516
Venture CLO Ltd.	Series 2022-45A, Class E	(4) (5) (7)	SOFR + 770	11.58%	7/20/2035	10,000	9,806	7,803
Voya CLO 2020-3, Ltd.	Series 2020-3A, Class SUB	(4) (5) (7) (12)			1/20/2038	7,900	4,986	4,563
Voya CLO 2021-2, Ltd.	Series 2021-2A, Class ER	(4) (5) (7)	SOFR + 485	8.73%	4/20/2038	1,000	1,000	988
Voya CLO 2022-4, Ltd.	Series 2024-4A, Class ER	(4) (5) (7)	SOFR + 670	10.58%	4/20/2037	3,105	3,105	3,131
Voya CLO 2024-2, Ltd.	Series 2024-2A, Class SUB	(4) (5) (7) (12)			7/20/2037	10,650	8,704	7,713
Voya Euro CLO V DAC	Series 5X, Class E	(4) (5) (16)	EURIBOR + 581	7.82%	4/15/2035	€1,416	1,383	1,656
Voya Euro CLO IX DAC	Series 9A, Class E	(4) (5) (7)	EURIBOR + 560	7.52%	10/15/2038	€2,250	2,642	2,655
Voya Euro CLO VIII DAC	Series 8X, Class E	(4) (5) (16)	EURIBOR + 585	7.86%	1/15/2039	€7,970	8,442	9,392
Wellman Park CLO Ltd.	Series 2021-1A, Class ER	(4) (5) (7)	SOFR + 630	10.20%	7/15/2037	6,000	6,000	5,872
Woodmont 2025-13, L.P.	Series 2025-13A, Class E	(4) (5) (7)	SOFR + 660	10.30%	1/15/2038	6,750	6,750	6,756
Collateralized Loan Obligations Total							$967,711	$939,474

Investments—Asset-Backed Securities (6.6% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Absolute Issuer Co. LLC	Class A	(4) (5)	Diversified Investment Vehicles	SOFR + 225	6.22%	12/20/2033	$9,000	$9,000	$9,000
Absolute Issuer Co. LLC	Class B	(4) (5)	Diversified Investment Vehicles	SOFR + 275	6.72%	12/20/2033	19,500	19,500	19,500
Absolute Issuer Co. LLC	Class C	(4) (5)	Diversified Investment Vehicles	SOFR + 450	8.47%	12/20/2033	8,100	8,100	8,100
Absolute Issuer Co. LLC	Class D	(4) (5) (19)	Diversified Investment Vehicles			12/20/2033	23,400	23,400	23,400
Adams Outdoor Advertising LP	Series 2023-1, Class C	(5) (7)	Media: Advertising, Printing & Publishing	11.71%	11.71%	7/15/2053	10,000	10,000	10,482

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Asset-Backed Securities (6.6% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Affirm Asset Securitization Trust 2024-X1	Series 2024-X1, Class CERT	(4) (5) (7) (19)	Diversified Investment Vehicles			5/15/2029	109	—	704
CABF Glamor 2025-1 Trust	Series 2025-1	(4) (5) (19)	Diversified Investment Vehicles				13,595	13,595	13,569
CABF Guild 2025-1 Intermediary, LLC	Series 2025-1	(4) (5) (6) (19)	Diversified Investment Vehicles				1,183	1,183	1,183
Craft Ltd.	Series 2023-IA, Class CLN	(4) (5) (7)	Diversified Investment Vehicles	SOFR + 1175	15.62%	11/28/2032	2,000	2,000	2,075
CSS HIL 2024-1 Trust	Class A	(5)	Diversified Investment Vehicles	7.00%	7.00%	4/20/2050	14,242	14,164	14,537
CSS HIL 2024-1 Trust	Class B	(5)	Diversified Investment Vehicles	7.75%	7.75%	4/20/2050	2,804	2,737	2,896
CSS HIL 2024-1 Trust	Class C	(5)	Diversified Investment Vehicles	7.75%	7.75%	4/20/2050	5,318	4,863	5,099
CSS HIL 2024-1 Trust	Class D	(5)	Diversified Investment Vehicles	7.75%	7.75%	4/20/2050	1,741	1,327	1,386
CSS HIL 2024-1 Trust	Class E	(4) (5) (19)	Diversified Investment Vehicles			4/20/2050	2,759	3,018	1,838
CSS PL 2023-1 Trust	Series 2023-1, Class SUBI 1	(4) (5) (10) (19)	Diversified Investment Vehicles				9,531	2,599	2,080
CSS PL 2023-1 Trust	Series 2023-1, Class SUBI 2	(4) (5) (19)	Diversified Investment Vehicles				15,238	5,454	5,137
Guggenheim Investments Private Debt Fund IV Rated Note Feeder, LLC	Class A1	(4) (5) (6)	Diversified Investment Vehicles	SOFR + 300	6.67%	4/10/2038	5,924	5,924	5,924
Guggenheim Investments Private Debt Fund IV Rated Note Feeder, LLC	Class B1	(4) (5) (6)	Diversified Investment Vehicles	SOFR + 500	8.67%	4/10/2038	1,975	1,975	1,980
Guggenheim Investments Private Debt Fund IV Rated Note Feeder, LLC	Class D	(4) (5) (6)	Diversified Investment Vehicles	SOFR + 864	12.31%	4/10/2038	7,899	7,711	7,502
L Catterton Direct Lending Fund Rated Feeder LP	Class A	(4) (5) (6)	Diversified Investment Vehicles	SOFR + 325	7.16%	1/15/2028	5,279	5,279	5,301
L Catterton Direct Lending Fund Rated Feeder LP	Class B	(4) (5) (6)	Diversified Investment Vehicles	SOFR + 500	8.91%	1/15/2028	2,891	2,891	2,902
L Catterton Direct Lending Fund Rated Feeder LP	Class C	(4) (5) (6)	Diversified Investment Vehicles	SOFR + 800	11.91%	1/15/2028	1,634	1,634	1,612
Mercury Financial Credit Card Master Trust	Series 2025-1A, Class D	(5) (7)	Diversified Investment Vehicles	11.70%	11.70%	12/22/2031	17,600	17,598	17,640
MNR ABS Issuer I, LLC	Series 2023-1, Class A-1	(5) (7)	Energy: Oil & Gas	8.12%	8.12%	12/15/2038	5,186	5,186	5,290
MNR ABS Issuer I, LLC	Series 2023-1, Class A-2	(5) (7)	Energy: Oil & Gas	8.95%	8.95%	12/15/2038	8,100	8,100	8,464
MNR ABS Issuer I, LLC	Series 2023-1, Class B	(5) (7)	Energy: Oil & Gas	12.44%	12.44%	12/15/2038	5,668	5,668	5,795
Monroe Capital CFO I Ltd.	Class A	(4) (5)	Diversified Investment Vehicles	SOFR + 425	8.45%	5/15/2039	48,020	48,020	48,140
SMB Private Education Loan Trust 2024-A	Series 2024-A, Class R	(4) (5) (7) (19)	Diversified Investment Vehicles			3/15/2056	52	52,303	37,348
SoFi Consumer Loan Program 2025-1 Trust	Series 2025-1, Class R1	(4) (5) (7) (19)	Diversified Investment Vehicles			2/27/2034	124	9,478	9,523
Thoma Bravo Credit Asset Funding ABS, LLC	Series 2023-1A, Class BR	(5) (7)	Software	7.06%	7.06%	11/22/2033	5,043	5,042	5,058
Thoma Bravo Credit Asset Funding ABS, LLC	Series 2023-1A, Class CR	(5) (7)	Software	8.41%	8.41%	11/22/2033	4,994	4,993	5,002
Thoma Bravo Credit Asset Funding ABS, LLC	Series 2023-1A, Class DR	(5) (7)	Software	10.51%	10.51%	11/22/2033	3,236	3,236	3,237
VCP RRL ABS III LLC	Series 2024-1A, Class B	(4) (5) (7)	Diversified Investment Vehicles	SOFR + 320	6.87%	4/20/2034	5,447	5,447	5,455
VCP RRL ABS III LLC	Series 2024-1A, Class C	(4) (5) (7)	Diversified Investment Vehicles	SOFR + 550	9.17%	4/20/2034	12,264	12,264	12,315
VCP RRL ABS III LLC	Series 2024-1A, Class D	(4) (5) (7)	Diversified Investment Vehicles	SOFR + 700	10.67%	4/20/2034	6,780	6,780	6,709
Asset-Backed Securities Total								$330,469	$316,183

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Common Stock (2.3% of Net Assets)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
48forty Intermediate Holdings, Inc.	(5) (9) (10)	Transportation	11/5/2024	3,244	$—	$—
Aimbridge Acquisition Co., Inc.	(2) (3) (5) (9) (10)	Hotels, Restaurants & Leisure	3/11/2025	4,280	211	210
Align Precision Group, LLC	(5) (9) (10)	Aerospace & Defense	7/3/2025	2,985	1,761	1,635
Apex Group Ltd.	(2) (3) (5) (9) (10)	Financial Services	5/11/2022	163	250	315
Buckeye Group Holdings, L.P.	(5) (9) (10)	Automotives	12/31/2024	9,427,083	—	—
Buckeye Group Holdings, L.P.	(5) (9) (10)	Automotives	12/31/2024	5,123,437	—	—
Cobham Ultra 1 CY S.C.A.	(5) (9) (10)	Electronic Equipment, Instruments & Components	7/29/2022	2,831,076	28	54
Cobham Ultra S.a.r.l.	(5) (9) (10)	Electronic Equipment, Instruments & Components	7/29/2022	7,695	9	20
CSS PL 2024-1 Trust	(5) (10) (19)	Diversified Investment Vehicles	2/28/2025	1,129,877	—	624
Dwyer Instruments, Inc.	(5) (9) (10)	Electronic Equipment, Instruments & Components	7/21/2021	5,454	52	137
FPG Parent, LLC	(5) (9) (10)	Consumer Services	7/25/2025	76	6	5
GC Lux Project 11 S.a.r.l.	(5) (9) (10)	Consumer Services	11/14/2025	34,209,626	45,463	46,113
KRE HYOD Owner, LLC	(5) (9) (10)	Real Estate Management & Development	9/22/2021	124,276	133	129
L Catterton Direct Lending Fund Rated Feeder LP	(5) (10) (19)	Diversified Investment Vehicles	3/7/2025	270,437	—	271
Material Holdings, LLC	(5) (9) (10)	Professional Services	6/14/2024	2,877	—	—
NearU Holdings LLC	(5) (9) (10)	Consumer Services	8/4/2022	9,881	988	157
PXO Holdings I Corp.	(5) (9) (10)	Chemicals, Plastics & Rubber	3/8/2022	5,232	523	390
RXR Atlas Mezz, LLC	(5) (9) (10)	Real Estate Management & Development	10/24/2025	398,293	398	398
RXR Atlas Mezz, LLC	(5) (9) (10)	Real Estate Management & Development	10/24/2025	34,399	34	34
Santiago Holdings, LP	(4) (5) (6) (10) (19)	Diversified Investment Vehicles	9/6/2024	74,819,060	54,037	58,814
Sinch AB	(9) (10)	High Tech Industries	2/25/2022	5,304	—	18
Tank Holding Corp.	(5) (9) (10)	Capital Equipment	3/26/2019	200,000	—	612
Tufin Software North America, Inc.	(5) (9) (10)	Software	8/25/2022	678,938	971	1,545
Wineshipping.com, LLC	(5) (9) (10)	Beverage, Food & Tobacco	10/29/2021	702	55	—
WP Summit Co-Invest, L.P.	(5) (9) (10)	Insurance	4/27/2023	151,515	74	224
Common Stock Total					$104,993	$111,705

Investments—Corporate Bonds (7.1% of Net Assets)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Secured (5.8% of Net Assets)
Apex Structured Holdings Ltd.	(2) (3) (5) (8)	Financial Services	13.00% PIK	13.00%	7/19/2054	€1,984	$2,308	$2,325
Apex Structured Holdings Ltd.	(5) (8)	Financial Services	13.00% PIK	13.00%	7/19/2054	$20,154	19,808	20,104
Apex Structured Holdings Ltd.	(2) (3) (5) (8)	Financial Services	13.00% PIK	13.00%	7/19/2054	10,120	9,919	10,095
Apex Structured Holdings Ltd.	(2) (3) (5) (8)	Financial Services	13.00% PIK	13.00%	7/19/2054	€893	1,039	1,046
Apex Structured Holdings Ltd.	(2) (3) (5) (8)	Financial Services	13.00% PIK	13.00%	7/19/2054	€6,973	8,053	8,175
Athena S.p.A.	(5)	Entertainment	8.00%	8.00%	4/12/2027	€7,352	7,731	8,641
Birsa S.p.A.	(4) (5) (6)	Health Care Providers & Services	EURIBOR + 525	7.27%	6/30/2031	€9,834	11,130	11,333
Birsa S.p.A.	(4) (5)	Health Care Providers & Services	EURIBOR + 525	7.27%	6/30/2031	€7,931	8,336	9,180
Cartiere Villa Lagarina S.p.A.	(4) (5) (8) (15)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	13.52%	6/30/2026	€2,813	3,363	2,272

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Corporate Bonds (7.1% of Net Assets)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Cartitalia S.p.A.	(4) (5) (8) (15)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	13.52%	6/30/2026	€2,278	2,691	1,841
Cloud Software Group, Inc.	(7)	Software	9.00%	9.00%	9/30/2029	11,329	9,709	11,792
Cobham Ultra PIKCo S.a.r.l.	(2) (3) (4) (5) (13) (14)	Electronic Equipment, Instruments & Components	SOFR + 825	12.54%	8/4/2031	16,071	15,894	16,112
Cobham Ultra SunCo S.a.r.l.	(2) (3) (4) (5) (13) (14)	Electronic Equipment, Instruments & Components	SOFR + 725	11.54%	8/4/2030	9,303	9,162	9,303
Cornerstone Building Brands, Inc.	(2) (3) (7)	Building Products	9.50%	9.50%	8/15/2029	4,000	4,000	2,945
EVODC Evocative, LLC	(5) (6)	IT Services	8.75%	8.75%	12/12/2030	9,595	9,381	9,381
Fideicomiso Fiduoccidente - Acciones TCBuen	(5)	Real Estate Management & Development	9.45%	9.45%	12/30/2029	10,890	10,824	10,999
GPC CAR Issuer, LLC	(5)	Independent Power & Renewable Electricity Producers	9.75%	9.75%	12/31/2031	2,457	2,431	2,427
GREC II CWF LLC	(2) (3) (5)	Independent Power & Renewable Electricity Producers	8.25%	8.25%	7/24/2028	8,820	8,758	8,820
Holding Argon	(4) (5) (6)	Business Services	EURIBOR + 575	7.75%	4/16/2032	€2,401	2,629	2,710
Holding Argon	(4) (5)	Business Services	EURIBOR + 575	7.75%	4/16/2032	€5,054	5,597	5,821
Holding Argon	(4) (5)	Business Services	EURIBOR + 575	7.77%	4/16/2032	€27,799	30,785	32,016
ION Platform Finance US Inc.	(2) (3) (7)	Financial Services	5.75%	5.75%	5/15/2028	3,000	2,945	2,830
ION Platform Finance US Inc.	(2) (3) (7)	Financial Services	9.50%	9.50%	5/30/2029	10,000	10,519	10,134
ION Platform Finance US Inc.	(2) (3) (7)	Financial Services	7.88%	7.88%	9/30/2032	14,500	14,407	13,745
NPA 2023 Holdco, LLC	(2) (3) (5) (8) (15)	Independent Power & Renewable Electricity Producers	14.00% PIK	14.00%	3/31/2026	8,645	6,347	5,662
NPA 2023 Holdco, LLC	(2) (3) (5) (6) (8)	Independent Power & Renewable Electricity Producers	14.00% PIK	14.00%	3/31/2026	8,146	7,918	8,146
NPA 2023 Holdco, LLC	(2) (3) (5) (8) (15)	Independent Power & Renewable Electricity Producers	10.75% PIK	10.75%	3/31/2026	59,822	51,109	45,764
Rackspace Technology Global, Inc.	(2) (3) (7)	Software	5.38%	5.38%	12/1/2028	2,000	1,834	397
Tolentino S.p.A.	(4) (5) (8) (15)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	13.52%	6/30/2026	€1,055	1,261	852
Zayo Group Holdings, Inc.	(2) (3) (7)	Telecommunications	9.25%	9.25%	3/9/2030	3,260	3,152	3,098
Secured Total							$283,040	$277,966

Unsecured (1.3% of Net Assets)
Aretec Group, Inc.	(2) (3) (7)	Capital Markets	7.50%	7.50%	4/1/2029	$9,140	$9,203	$9,171
Covanta Holding Corp.	(2) (3) (7)	Environmental Industries	4.88%	4.88%	12/1/2029	3,000	2,742	2,877
Monroe Capital Income Plus Corporation	(5)	Diversified Investment Vehicles	9.42%	9.42%	11/15/2028	16,800	16,800	17,556
Monroe Capital Income Plus Corporation	(5)	Diversified Investment Vehicles	9.42%	9.42%	12/13/2028	15,700	15,700	16,446
OnePoint SAS	(4) (5) (6) (8)	IT Services	EURIBOR + 9.00% PIK	11.02%	11/3/2031	€10,648	11,340	12,408
OnePoint SAS	(4) (5) (8)	IT Services	EURIBOR + 9.00% PIK	11.02%	11/3/2031	€3,923	4,225	4,587
Unsecured Total							$60,010	$63,045
Corporate Bonds Total							$343,050	$341,011

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Investments—Preferred Stock (5.3% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Ampersand Partners AIV Investors, LLC		(5) (9) (10)	Financial Services			7/9/2025	43,230	$895	$811
Arrowhead GS Holdings, Inc.	Series A	(5) (9) (10)	Trading Companies & Distributors			10/19/2022	9,629	9,458	4,333
Blackbird Purchaser, Inc.		(5) (8) (10)	Capital Equipment	12.50% PIK	12.50%	12/14/2021	21,181	20,925	20,905
Buckeye Group Holdings, L.P.	Class A-2	(5) (9) (10)	Automotives			12/31/2024	5,123,437	1,523	—
HIG Intermediate, Inc.	Series A	(5) (10)	Insurance	10.50%	10.50%	12/10/2024	34,322	33,806	33,941
Integrity Marketing Acquisition, LLC		(5) (8) (10)	Financial Services	10.50% PIK	10.50%	12/21/2021	11,382,837	11,233	11,157
NearU Holdings LLC		(5) (8) (10)	Consumer Services	20.00% PIK	20.00%	8/9/2024	532	71	87
NEFCO Holding Company, LLC	Series A2	(5) (8) (10)	Building Products	8.00% PIK	8.00%	8/5/2022	304	304	304
OnePoint SAS		(4) (5) (8)	IT Services	EURIBOR + 9.00% PIK	11.02%	12/23/2025	1,999	16,935	16,986
PCF Holdco, LLC	Series A	(5) (8) (10) (14)	Insurance	14.00% PIK	14.00%	2/16/2023	14,886	13,715	14,886
Project Carbo S.a.r.l.		(5) (8) (10)	IT Services	14.17% PIK	14.17%	1/27/2025	53,637,824	63,659	70,589
Project Roller S.a.r.l.		(5) (8) (10)	Health Care Providers & Services	13.04% PIK	13.04%	3/24/2025	34,208,379	37,235	40,202
Project Tiger S.a.r.l.		(5) (8) (10)	Professional Services	12.50% PIK	12.50%	3/18/2025	7,751,938	8,697	9,156
Zippy Shell Incorporated	Series A4	(5) (6) (8) (10)	Commercial Services & Supplies	13.00% PIK	13.00%	5/3/2024	432,046	28,984	29,167
Preferred Stock Total								$247,440	$252,524

Investments—Warrants (0.3% of Net Assets)	Footnotes	Industry	Acquisition Date	Expiration Date	Units / Shares / % of Ownership	Cost	Fair Value
CP Developer S.a.r.l.	(5) (9) (10)	Real Estate Management & Development	5/21/2021	5/24/2031	9.5%	$2,093	$1,427
Jordanes Equity AS	(5) (9) (10)	Beverage, Food & Tobacco	12/27/2024	12/27/2031	156,018	1,998	2,100
Orifarm Holding AS	(5) (9) (10)	Health Care Providers & Services	11/29/2024	11/29/2031	5,851,772	6,184	8,803
PCF Holdco, LLC	(5) (9) (10)	Insurance	2/16/2023	2/16/2033	386,981	215	229
PCF Holdco, LLC	(5) (9) (10)	Insurance	2/16/2023	2/16/2033	386,981	814	1,349
Zippy Shell Incorporated	(5) (9) (10)	Commercial Services & Supplies	5/3/2024	5/3/2034	23,333	432	355
Warrants Total						$11,736	$14,263

Investments—Money Market Funds (1.8% of Net Assets)	Daily Yield (Annualized)	Units / Shares	Cost	Fair Value
Fidelity Investments Money Market Government Portfolio	3.73%	84,586	$84,586	$84,586
Money Market Funds Total			$84,586	$84,586

Total Investments, at Fair Value (1)		139.4%	$6,682,274	$6,668,597
Net Other Assets (Liabilities)		(39.4)%		$(1,885,756)
Net Assets		100.0%		$4,782,841

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Interest Rate Swaps as of and for the Year Ended December 31, 2025
Counterparty	Hedged Instrument	Footnotes	Fund Receives	Fund Pays	Maturity Date	Notional Amount	Fair Value	Change in Unrealized Gain / (Loss)
Macquarie Bank Limited	Series A MRP Shares	(17)	3.55%	SOFR	3/8/2027	$75,000	$126	$964
Macquarie Bank Limited	Series B MRP Shares	(17)	3.29%	SOFR	3/7/2029	25,000	(61)	676
Macquarie Bank Limited	Series C MRP Shares	(17)	2.79%	SOFR	9/1/2027	75,000	(680)	1,750
Macquarie Bank Limited	Series C MRP Shares	(17)	4.07%	SOFR	9/1/2027	25,000	285	300
Goldman Sachs & Co. LLC	Series F MRP Shares	(17)	4.36%	SOFR	11/16/2027	50,000	905	538
Goldman Sachs & Co. LLC	Series G MRP Shares	(17)	4.27%	SOFR	9/17/2029	100,000	2,953	2,105
Goldman Sachs & Co. LLC	Series H MRP Shares	(17)	4.21%	SOFR	9/16/2031	100,000	3,408	2,631
Goldman Sachs & Co. LLC	Series I MRP Shares	(17)	3.75%	SOFR	9/9/2030	100,000	1,191	1,191
Goldman Sachs & Co. LLC	Series J MRP Shares	(17)	3.81%	SOFR	9/8/2032	100,000	1,115	1,115
Goldman Sachs & Co. LLC	Series K MRP Shares	(17)	3.89%	SOFR	4/2/2035	100,000	784	784
Total						$750,000	$10,026	$12,054
Cash Collateral Pledged / (Received)		(18)				—	—	—
Total Interest Rate Swaps						$750,000	$10,026	$12,054

Forward Foreign Currency Contracts as of and for the Year Ended December 31, 2025
		Amount to be Purchased		Amount to be Sold			Change in Unrealized
Counterparty	Settlement Date	Currency	Notional	Currency	Notional	Fair Value	Appreciation / (Depreciation)
Macquarie Bank Limited	1/2/2026	USD	11	CAD	15	0	0
Macquarie Bank Limited	1/5/2026	USD	1,128	EUR	1,033	(86)	(86)
Goldman Sachs & Co. LLC	1/5/2026	USD	182	EUR	157	(2)	(2)
Goldman Sachs & Co. LLC	1/6/2026	USD	141	GBP	104	1	1
Macquarie Bank Limited	1/8/2026	USD	2,440	EUR	2,257	(214)	(1,025)
Macquarie Bank Limited	1/9/2026	USD	285	EUR	256	(16)	(16)
Goldman Sachs & Co. LLC	1/14/2026	USD	236	EUR	212	(14)	(20)
Macquarie Bank Limited	1/14/2026	USD	114	EUR	96	2	2
Macquarie Bank Limited	1/16/2026	USD	49,472	EUR	42,050	16	16
Macquarie Bank Limited	1/27/2026	USD	791	EUR	699	(32)	(32)
Macquarie Bank Limited	2/3/2026	USD	976	EUR	888	(68)	(104)
Goldman Sachs & Co. LLC	2/3/2026	USD	1,616	GBP	1,240	(55)	(91)
Macquarie Bank Limited	2/4/2026	USD	421	CAD	574	2	(13)
Macquarie Bank Limited	2/4/2026	USD	48	EUR	41	0	0
Macquarie Bank Limited	2/5/2026	USD	169	EUR	145	(2)	(2)
Goldman Sachs & Co. LLC	2/6/2026	USD	7,190	EUR	6,185	(91)	(91)
Goldman Sachs & Co. LLC	2/10/2026	USD	355	GBP	271	(10)	(10)
Macquarie Bank Limited	2/17/2026	USD	767	EUR	679	(33)	(56)
Goldman Sachs & Co. LLC	2/17/2026	USD	1,049	GBP	823	(60)	(82)

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Forward Foreign Currency Contracts as of and for the Year Ended December 31, 2025
		Amount to be Purchased		Amount to be Sold			Change in Unrealized
Counterparty	Settlement Date	Currency	Notional	Currency	Notional	Fair Value	Appreciation / (Depreciation)
Macquarie Bank Limited	2/19/2026	USD	71,783	EUR	61,842	(1,062)	(1,062)
Goldman Sachs & Co. LLC	2/19/2026	USD	73,033	EUR	62,632	(742)	(742)
Macquarie Bank Limited	2/19/2026	USD	32,296	GBP	24,583	(837)	(837)
Goldman Sachs & Co. LLC	2/19/2026	USD	98,124	GBP	74,562	(2,372)	(2,372)
Macquarie Bank Limited	2/27/2026	USD	763	GBP	597	(42)	(50)
Macquarie Bank Limited	3/5/2026	USD	8,465	EUR	7,870	(812)	(926)
Macquarie Bank Limited	3/5/2026	USD	13,226	GBP	10,429	(830)	(875)
Goldman Sachs & Co. LLC	3/10/2026	USD	549	EUR	481	(18)	(18)
Macquarie Bank Limited	4/2/2026	USD	11	CAD	15	0	0
Macquarie Bank Limited	4/2/2026	USD	171	EUR	146	(1)	(1)
Macquarie Bank Limited	4/7/2026	USD	850	EUR	789	(82)	(82)
Goldman Sachs & Co. LLC	4/7/2026	USD	951	EUR	816	(12)	(12)
Goldman Sachs & Co. LLC	4/7/2026	USD	136	GBP	100	1	1
Macquarie Bank Limited	4/9/2026	USD	276	EUR	247	(16)	(16)
Goldman Sachs & Co. LLC	4/14/2026	USD	294	EUR	261	(14)	(20)
Macquarie Bank Limited	4/14/2026	USD	111	EUR	92	2	2
Macquarie Bank Limited	4/27/2026	USD	761	EUR	669	(30)	(30)
Macquarie Bank Limited	5/4/2026	USD	1,020	EUR	920	(67)	(101)
Macquarie Bank Limited	5/5/2026	USD	332	CAD	449	2	(10)
Macquarie Bank Limited	5/6/2026	USD	167	EUR	143	(2)	(2)
Goldman Sachs & Co. LLC	5/6/2026	USD	1,156	GBP	892	(46)	(81)
Macquarie Bank Limited	5/6/2026	USD	151	GBP	116	(5)	(5)
Goldman Sachs & Co. LLC	5/11/2026	USD	351	GBP	268	(10)	(10)
Macquarie Bank Limited	5/15/2026	USD	540	EUR	483	(31)	(53)
Goldman Sachs & Co. LLC	5/15/2026	USD	1,018	GBP	799	(58)	(79)
Macquarie Bank Limited	5/15/2026	USD	375	GBP	277	1	1
Macquarie Bank Limited	5/29/2026	USD	777	GBP	609	(43)	(51)
Goldman Sachs & Co. LLC	6/9/2026	USD	566	EUR	493	(18)	(18)
Macquarie Bank Limited	6/10/2026	USD	20,331	EUR	18,150	(1,155)	(1,969)
Goldman Sachs & Co. LLC	6/30/2026	USD	11,948	EUR	10,701	(731)	(1,244)
Macquarie Bank Limited	6/30/2026	USD	24,293	GBP	18,972	(1,268)	(1,627)
Goldman Sachs & Co. LLC	6/30/2026	USD	2,989	GBP	2,248	(40)	(40)
Macquarie Bank Limited	7/2/2026	USD	11	CAD	15	0	0
Macquarie Bank Limited	7/6/2026	USD	1,026	EUR	936	(83)	(83)
Goldman Sachs & Co. LLC	7/6/2026	USD	165	EUR	141	(2)	(2)
Goldman Sachs & Co. LLC	7/7/2026	USD	614	EUR	525	(8)	(8)
Macquarie Bank Limited	7/9/2026	USD	279	EUR	249	(16)	(16)

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Forward Foreign Currency Contracts as of and for the Year Ended December 31, 2025
		Amount to be Purchased		Amount to be Sold			Change in Unrealized
Counterparty	Settlement Date	Currency	Notional	Currency	Notional	Fair Value	Appreciation / (Depreciation)
Goldman Sachs & Co. LLC	7/10/2026	USD	11,996	GBP	8,843	82	82
Goldman Sachs & Co. LLC	7/14/2026	USD	296	EUR	262	(14)	(20)
Macquarie Bank Limited	7/14/2026	USD	112	EUR	93	2	2
Macquarie Bank Limited	8/4/2026	USD	1,058	EUR	950	(69)	(103)
Goldman Sachs & Co. LLC	8/4/2026	USD	1,089	GBP	838	(40)	(76)
Macquarie Bank Limited	8/5/2026	USD	338	CAD	458	2	(10)
Macquarie Bank Limited	8/6/2026	USD	173	EUR	147	(2)	(2)
Goldman Sachs & Co. LLC	8/11/2026	USD	363	GBP	277	(11)	(11)
Goldman Sachs & Co. LLC	8/14/2026	USD	1,023	GBP	803	(58)	(79)
Macquarie Bank Limited	8/18/2026	USD	32,914	GBP	24,379	76	76
Macquarie Bank Limited	8/25/2026	USD	41,784	GBP	30,876	197	197
Macquarie Bank Limited	8/28/2026	USD	775	GBP	607	(42)	(50)
Goldman Sachs & Co. LLC	9/9/2026	USD	573	EUR	497	(18)	(18)
Macquarie Bank Limited	10/2/2026	USD	11	CAD	15	0	0
Macquarie Bank Limited	10/5/2026	USD	867	EUR	799	(82)	(82)
Goldman Sachs & Co. LLC	10/5/2026	USD	182	EUR	155	(2)	(2)
Macquarie Bank Limited	10/6/2026	USD	177	EUR	149	(1)	(1)
Goldman Sachs & Co. LLC	10/7/2026	USD	626	EUR	533	(8)	(8)
Macquarie Bank Limited	10/9/2026	USD	284	EUR	252	(16)	(16)
Goldman Sachs & Co. LLC	10/14/2026	USD	300	EUR	264	(14)	(20)
Macquarie Bank Limited	10/14/2026	USD	114	EUR	95	2	2
Macquarie Bank Limited	10/16/2026	USD	41,907	EUR	36,611	(1,640)	(1,640)
Macquarie Bank Limited	10/27/2026	USD	915	EUR	822	(63)	(93)
Goldman Sachs & Co. LLC	11/3/2026	USD	1,186	GBP	915	(46)	(82)
Macquarie Bank Limited	11/3/2026	USD	142	GBP	109	(5)	(5)
Macquarie Bank Limited	11/4/2026	USD	335	CAD	453	1	(10)
Macquarie Bank Limited	11/4/2026	USD	67	EUR	57	0	0
Macquarie Bank Limited	11/5/2026	USD	173	EUR	147	(2)	(2)
Macquarie Bank Limited	11/6/2026	USD	38,636	EUR	34,899	(2,906)	(3,963)
Goldman Sachs & Co. LLC	11/10/2026	USD	367	GBP	281	(11)	(11)
Goldman Sachs & Co. LLC	11/13/2026	USD	1,030	GBP	808	(57)	(79)
Goldman Sachs & Co. LLC	11/30/2026	USD	30,034	EUR	25,985	(924)	(924)
Macquarie Bank Limited	11/30/2026	USD	766	GBP	600	(42)	(50)
Macquarie Bank Limited	12/30/2026	USD	9,662	EUR	8,136	(42)	(42)
Macquarie Bank Limited	1/4/2027	USD	11	CAD	15	0	0
Macquarie Bank Limited	1/5/2027	USD	875	EUR	802	(81)	(81)
Goldman Sachs & Co. LLC	1/5/2027	USD	183	EUR	155	(2)	(2)

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Forward Foreign Currency Contracts as of and for the Year Ended December 31, 2025
		Amount to be Purchased		Amount to be Sold			Change in Unrealized
Counterparty	Settlement Date	Currency	Notional	Currency	Notional	Fair Value	Appreciation / (Depreciation)
Goldman Sachs & Co. LLC	1/7/2027	USD	631	EUR	536	(8)	(8)
Macquarie Bank Limited	1/8/2027	USD	57,070	EUR	50,612	(3,303)	(5,689)
Macquarie Bank Limited	1/11/2027	USD	286	EUR	253	(16)	(16)
Goldman Sachs & Co. LLC	1/14/2027	USD	301	EUR	264	(14)	(20)
Macquarie Bank Limited	1/14/2027	USD	115	EUR	95	2	2
Goldman Sachs & Co. LLC	1/15/2027	USD	89,996	GBP	70,779	(5,255)	(6,881)
Macquarie Bank Limited	2/2/2027	USD	1,078	EUR	964	(73)	(108)
Goldman Sachs & Co. LLC	2/2/2027	USD	1,080	GBP	832	(40)	(75)
Macquarie Bank Limited	2/3/2027	USD	332	CAD	449	1	(9)
Macquarie Bank Limited	2/3/2027	USD	79	EUR	66	0	0
Macquarie Bank Limited	2/4/2027	USD	174	EUR	147	(2)	(2)
Goldman Sachs & Co. LLC	2/11/2027	USD	33	GBP	25	0	0
Macquarie Bank Limited	2/26/2027	USD	752	GBP	590	(41)	(48)
Macquarie Bank Limited	3/5/2027	USD	42,791	EUR	39,220	(4,072)	(4,072)
Goldman Sachs & Co. LLC	3/5/2027	USD	9,281	EUR	7,861	(111)	(111)
Macquarie Bank Limited	3/30/2027	USD	15,580	EUR	13,776	(893)	(893)
Macquarie Bank Limited	4/2/2027	USD	11	CAD	15	0	0
Goldman Sachs & Co. LLC	4/7/2027	USD	623	EUR	527	(8)	(8)
Goldman Sachs & Co. LLC	4/14/2027	USD	295	EUR	259	(14)	(19)
Macquarie Bank Limited	4/14/2027	USD	114	EUR	94	2	2
Macquarie Bank Limited	4/28/2027	USD	9,371	EUR	7,916	(103)	(103)
Macquarie Bank Limited	5/4/2027	USD	1,060	EUR	941	(66)	(97)
Goldman Sachs & Co. LLC	5/4/2027	USD	1,119	GBP	863	(42)	(76)
Macquarie Bank Limited	5/4/2027	USD	128	GBP	99	(5)	(5)
Macquarie Bank Limited	5/5/2027	USD	319	CAD	431	1	(8)
Goldman Sachs & Co. LLC	5/14/2027	USD	20,702	GBP	15,865	(630)	(630)
Macquarie Bank Limited	5/28/2027	USD	769	GBP	603	(41)	(48)
Macquarie Bank Limited	7/2/2027	USD	11	CAD	15	0	0
Goldman Sachs & Co. LLC	7/7/2027	USD	636	EUR	537	(8)	(8)
Goldman Sachs & Co. LLC	7/14/2027	USD	15,073	EUR	13,182	(739)	(959)
Macquarie Bank Limited	7/14/2027	USD	5,916	EUR	4,854	93	93
Macquarie Bank Limited	8/3/2027	USD	1,019	EUR	904	(66)	(98)
Goldman Sachs & Co. LLC	8/3/2027	USD	1,077	GBP	830	(38)	(73)
Macquarie Bank Limited	8/4/2027	USD	16,682	CAD	22,557	(18)	(410)
Macquarie Bank Limited	8/4/2027	USD	75	EUR	63	0	0
Macquarie Bank Limited	8/31/2027	USD	770	GBP	603	(41)	(47)
Macquarie Bank Limited	9/2/2027	USD	486	CAD	658	(2)	(12)

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Forward Foreign Currency Contracts as of and for the Year Ended December 31, 2025
		Amount to be Purchased		Amount to be Sold			Change in Unrealized
Counterparty	Settlement Date	Currency	Notional	Currency	Notional	Fair Value	Appreciation / (Depreciation)
Goldman Sachs & Co. LLC	10/7/2027	USD	649	EUR	547	(9)	(9)
Macquarie Bank Limited	10/25/2027	USD	53,705	EUR	47,661	(3,647)	(5,100)
Macquarie Bank Limited	10/27/2027	USD	4,270	EUR	3,574	(31)	(31)
Goldman Sachs & Co. LLC	10/29/2027	USD	42,904	GBP	33,204	(1,685)	(2,828)
Macquarie Bank Limited	10/29/2027	USD	2,858	GBP	2,215	(117)	(117)
Macquarie Bank Limited	11/12/2027	USD	33,580	GBP	26,421	(1,897)	(2,045)
Macquarie Bank Limited	11/30/2027	USD	68,905	EUR	62,386	(6,247)	(6,639)
Macquarie Bank Limited	12/27/2027	USD	64,100	NOK	727,697	(7,514)	(7,292)
Goldman Sachs & Co. LLC	12/30/2027	USD	49,141	EUR	43,349	(3,127)	(3,127)
Goldman Sachs & Co. LLC	12/31/2027	USD	29,268	EUR	24,611	(403)	(403)
Macquarie Bank Limited	1/24/2028	USD	87,951	EUR	80,457	(9,113)	(9,113)
Macquarie Bank Limited	3/31/2028	USD	64,462	EUR	56,444	(3,763)	(3,763)
Macquarie Bank Limited	9/26/2028	USD	12,135	CAD	16,463	(138)	(138)
Total						$(70,186)	$(82,213)
Cash Collateral Pledged / (Received)						—	—
Total Forward Foreign Currency Contracts						$(70,186)	$(82,213)
* Par / Principal Amount is denominated in USD (“$”) unless otherwise noted, as denominated in British Pound (“£”), Canadian Dollar (“C$”), Euro (“€”), or Norwegian Krone (“kr”).
(1) All of the Fund's Corporate Loans, Collateralized Loan Obligations, Asset-Backed Securities, Common Stocks, Corporate Bonds, Preferred Stocks, Warrants and Money Market Funds, if applicable, as of December 31, 2025 represented 139.4% of the Fund's net assets or 96.2% of the Fund's total assets. Certain investments are subject to contractual restrictions on sales.
(2) The security position has been segregated as collateral against outstanding borrowings. See Note 7, Borrowings.
(3) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “OCPC SPV”). See Note 1, Organization. As of December 31, 2025, the aggregate fair value of these securities is $2,907,460, or 43.6% of the Fund’s Total Investments, at Fair Value.
(4) Represents the interest rate for a variable or increasing rate security, determined as Reference Rate + Basis Point spread. Stated interest rate represents the “all-in” rate as of December 31, 2025. Reference Rates are defined as follows:

CORRA	Canadian Overnight Repo Rate Average
EURIBOR	Euro Interbank Offered Rate
PRIME	U.S. Prime Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
As of December 31, 2025, the reference rates for our variable rate securities were the daily SOFR at 3.87%, the 30-day SOFR at 3.69%, the 90-day SOFR at 3.65%, the 180-day SOFR at 3.57%, the 30-day CORRA at 2.26%, the 30-day EURIBOR at 1.94%, the 90-day EURIBOR at 2.03%, the daily SONIA at 3.73%, and the daily PRIME rate at 6.75%.
(5) The value of this security was determined using significant unobservable inputs. See Note 3, Fair Value Measurement.
(6) The Fund has an unfunded commitment to fund delayed draw debt, revolving debt, and/or equity investments. See Note 9, Commitments and Contingencies.
(7) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities amount to $1,081,027, or 22.6% of the Fund's net assets at period end.
(8) Interest or dividend is paid-in-kind, when applicable.
(9) Non-income producing security.
(10) Securities acquired in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted, excluding 144A securities, Regulation S securities, and loans. As of December 31, 2025, the aggregate fair value of these securities is $363,586, or 7.6% of the Fund’s net assets.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)
(11) In addition to the interest earned based on the stated interest rate of this loan, the Fund is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(12) Class SUB, M1, and M2 are considered equity tranches of collateralized loan obligations (“CLO”) issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the CLO structure. CLO equity tranches are generally issued at a discount and have no contractual principal and interest payments.
(13) Securities include a credit spread adjustment that ranges from 0.10% to 0.43%.
(14) Securities include interest rate floor feature, which generally ranges from 0.50% to 1.00%.
(15) Loan was on non-accrual status as of December 31, 2025.
(16) Represents securities sold outside the U.S. and exempt from registration under the Securities Act of 1933, as amended, under Regulation S. As of December 31, 2025, the aggregate fair value of these securities is $50,533 or 1.1% of the Fund's net assets.
(17) Interest rate swap contains a variable rate structure. Bears interest at a rate determined by three-month term SOFR.
(18) As of December 31, 2025, there was no cash collateral available to offset the net fair value of interest rate swaps.
(19) Residual equity tranches of asset-backed security (“ABS”) issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the ABS structure. ABS residual equity tranches are generally issued at a discount and have no contractual principal and interest payments.
(20) All or a portion of this security is owned by CTAC Bedford Lender, LLC (“CTAC Bedford”). See Note 1, Organization. As of December 31, 2025, the aggregate fair value of these securities is $41,456, or 0.6% of the Fund’s Total Investments, at Fair Value.
(21) All or a portion of this security is owned by CTAC Barracuda SPV LLC (the “Barracuda SPV”). See Note 1, Organization. As of December 31, 2025, the aggregate fair value of these securities is $706,752, or 10.6% of the Fund’s Total Investments, at Fair Value.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

The industry composition of investments at fair value is shown below as of December 31, 2025; although not industries, Collateralized Loan Obligations, which are well-diversified pools of loans in varying industries, and Money Market Funds, which are short-term cash management vehicles, had fair values of $939.5 million (19.6% of net assets) and $84.6 million (1.8% of net assets), respectively.

Industry	Fair Value	% of Net Assets
Software	$819,807	17.1%
Health Care Providers & Services	559,419	11.7%
Financial Services	547,516	11.4%
Diversified Investment Vehicles	366,566	7.7%
Hotels, Restaurants & Leisure	325,380	6.8%
Consumer Services	323,332	6.8%
Professional Services	274,712	5.7%
Commercial Services & Supplies	211,072	4.4%
Electronic Equipment, Instruments & Components	196,710	4.1%
Real Estate Management & Development	160,360	3.4%
Insurance	154,985	3.2%
Capital Equipment	136,011	2.8%
IT Services	135,304	2.8%
Containers, Packaging & Glass	107,773	2.2%
Utilities	94,117	2.0%
Telecommunications	91,141	1.9%
Transportation	87,835	1.8%
Health Care Technology	79,519	1.6%
Construction & Engineering	72,296	1.5%
Independent Power & Renewable Electricity Producers	70,819	1.5%
Beverage, Food & Tobacco	68,572	1.4%
Business Services	64,924	1.4%
Energy: Oil & Gas	64,712	1.4%
Capital Markets	60,611	1.3%
Aerospace & Defense	57,964	1.2%
Building Products	51,278	1.1%
Distributors	48,225	1.0%
Machinery	48,070	1.0%
Chemicals, Plastics & Rubber	45,628	1.0%
Automotives	43,694	0.9%
Sovereign & Public Finance	40,383	0.8%
Health Care Equipment & Supplies	38,283	0.8%
Entertainment	36,444	0.8%
Specialty Retail	30,232	0.6%

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2025
(amounts in thousands)

Industry	Fair Value	% of Net Assets
Environmental Industries	25,274	0.5%
Computers & Electronics Retail	23,751	0.5%
Construction & Building	23,144	0.5%
Media: Advertising, Printing & Publishing	17,898	0.4%
Trading Companies & Distributors	13,703	0.3%
Consumer Goods: Durable	12,194	0.3%
High Tech Industries	7,531	0.2%
Passenger Airlines	4,929	0.1%
Consumer Goods: Non-Durable	2,419	0.1%
Total	$5,644,537	118.0%
The geographical composition of investments at fair value is shown below as of December 31, 2025, and is based on the risk and economic exposure of investments.

Geographic Region	Fair Value	% of Fair Value	% of Net Assets
United States	4,809,903	72.1%	100.5%
Europe	1,586,765	23.8%	33.2%
North America (excl. United States)	224,620	3.4%	4.7%
Australia	36,310	0.5%	0.8%
South America	10,999	0.2%	0.2%
Total	6,668,597	100.0%	139.4%

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2025
(amounts in thousands, except share and per share data, unless otherwise indicated)

December 31, 2025
ASSETS
Investments, at fair value (cost $6,682,274)	$6,668,597
Cash and restricted cash	110,947
Cash and restricted cash denominated in foreign currencies (cost of $37,268)	37,625
Receivables and other assets:
Interest and dividends receivable	73,557
Subscriptions receivable	15,728
Deferred financing costs	8,536
Receivable for investments sold (including paydowns)	5,305
Prepaid expenses and other assets	11,122
Total assets	$6,931,417

LIABILITIES
Secured credit facilities	$920,159
Mandatory redeemable preferred shares (net of unamortized deferred issuance costs of $6,017)	946,446
Note-on-note loans	27,686
Forward foreign currency contracts, at fair value	70,186
Income distribution payable	55,254
Payable for incentive fees	17,320
Payable for management fees	5,675
Interest payable on borrowings	17,920
Payable for investments purchased	78,064
Payable for administrative service fees	743
Payable for distribution and shareholder service plan fees	859
Payable for trustees' compensation and expenses	15
Other accrued expenses and liabilities	8,249
Total liabilities	$2,148,576
Net Assets	$4,782,841

Commitments and Contingencies (Note 9)

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest	$576
Additional paid-in capital	4,956,571
Retained earnings (Accumulated deficit)	(174,306)
Net Assets	$4,782,841

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2025
(amounts in thousands, except share and per share data, unless otherwise indicated)

NET ASSET VALUE PER SHARE	Net Asset Value of Share Class	Shares of Beneficial Interest Outstanding	Net Asset Value per Share
Class A Shares:
Net asset value and redemption price per share	$339,511	40,979,294	$8.28
Maximum offering price per share (net asset value plus sales charge of 3.00% of gross purchase price)			$8.54
Class I Shares:
Net asset value and redemption price per share	$902,695	108,502,048	$8.32
Class L Shares:
Net asset value and redemption price per share	$1,961	236,854	$8.28
Maximum offering price per share (net asset value plus sales charge of 3.50% of gross purchase price)			$8.58
Class M Shares:
Net asset value and redemption price per share	$356,042	42,785,852	$8.32
Class N Shares:
Net asset value and redemption price per share	$2,392,477	288,994,414	$8.28
Class U Shares:
Net asset value and redemption price per share	$789,758	94,839,550	$8.33
Class Y Shares:
Net asset value and redemption price per share	$397	47,946	$8.28

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2025
(amounts in thousands)

Investment Income	December 31, 2025

Interest income	$507,661
Dividend income	7,635
PIK interest income	75,398
PIK dividend income	25,715
Other income	6,693
Total investment income	$623,102

Expenses
Management fees	$59,863
Incentive fees	66,838
Distribution and service plan fees:
Class A	1,399
Class L	10
Class M	2,298
Class U	5,272
Class Y	1
Transfer and shareholder servicing agent fees:
Class A	63
Class I	183
Class L	—
Class M	69
Class N	493
Class U	157
Class Y	—
Shareholder communications:
Class A	41
Class I	119
Class L	—
Class M	44
Class N	319
Class U	102
Class Y	—
Interest expense and fees on borrowings	102,342
Professional fees	6,460
Administration and custodian fees	4,396
Administrative service fees (Note 5)	2,374
Trustees' fees and expenses	415
Other expenses	1,108
Total expenses	$254,366
Net Investment Income	$368,736

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	$(26,619)
Forward foreign currency contracts	(17,571)
Foreign currency transactions	2,538
Net realized loss	$(41,652)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	$32,621
Forward foreign currency contracts	(89,331)
Interest rate swaps	421
Foreign currency on secured credit facilities	(17,183)
Foreign currency transactions	273
Net change in unrealized depreciation	$(73,199)
Net Increase in Net Assets Resulting from Operations	$253,885
See accompanying Notes to the Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2025 and December 31, 2024
(amounts in thousands, except share and per share data, unless otherwise indicated)

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income	$368,736	$314,303
Net realized gain (loss)	(41,652)	(13,268)
Net change in unrealized appreciation (depreciation)	(73,199)	34,384
Net increase in net assets resulting from operations	$253,885	$335,419

Dividends and/or Distributions to Shareholders
Class A	$(23,390)	$(16,908)
Class I	(73,087)	(79,096)
Class L	(166)	(187)
Class M	(24,803)	(17,109)
Class N	(196,207)	(175,630)
Class U	(56,987)	(41,153)
Class Y	(33)	(34)
Total Dividends and/or Distributions to Shareholders	$(374,673)	$(330,117)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest:
Class A	$117,286	$102,818
Class I	56,727	176,786
Class L	6	49
Class M	123,642	99,475
Class N	404,686	613,993
Class U	206,703	314,301
Class Y	34	34
Net increase in Beneficial Interest Transactions	$909,084	$1,307,456

Net Assets
Total increase	$788,296	$1,312,758
Beginning of period	3,994,545	2,681,787
End of period	$4,782,841	$3,994,545

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2025
(amounts in thousands)

Year Ended December 31, 2025
Cash Flows from Operating Activities
Net increase in net assets from operations	$253,885
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities, net of change in payable for investments purchased	(3,177,811)
PIK interest and dividend	(101,113)
Proceeds from disposition of investment securities (including paydowns), net of change in receivable for investments sold	1,722,046
Proceeds from (Payments on) forward foreign currency contracts	(17,571)
Cash collateral received (posted) for derivative contracts	2,517
Discount accretion	(26,036)
Amortization of deferred financing and issuance costs	3,891
Net realized loss	41,652
Net change in unrealized depreciation	73,199
Change in hedge basis adjustment for mandatory redeemable preferred shares	12,671
Change in unrealized appreciation for swaps not designated as hedging instruments	421
Change in assets:
Increase in other assets	(5,559)
Increase in interest and dividends receivable	(10,389)
Change in liabilities:
Increase in other liabilities	12,726
Net cash used in operating activities	$(1,215,471)

Cash Flows from Financing Activities
Proceeds from secured credit facilities	1,115,856
Payments on borrowings	(776,950)
Proceeds from note-on-note loans	12,287
Proceeds from mandatory preferred shares sold	300,000
Deferred financing and issuance costs	(8,013)
Proceeds from shares sold, net of subscriptions receivable	1,514,754
Payments on shares redeemed, net of redemptions payable	(715,124)
Cash distributions paid	(212,643)
Net cash provided by financing activities	$1,230,167
Effect of exchange rate changes on cash	2,811
Net increase in cash and restricted cash	$17,507
Cash, restricted cash and foreign currency, beginning balance	131,065
Cash, restricted cash and foreign currency, ending balance	$148,572

Supplemental information:
Reinvestment of dividends and distributions	$162,431
Cash paid for interest on borrowings	94,488

Reconciliation of cash, restricted cash and foreign currency, ending balance:
Cash and restricted cash	$110,947
Cash and restricted cash denominated in foreign currencies	37,625
Total cash, restricted cash and foreign currency, ending balance	$148,572

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS
(amounts in thousands, except share and per share data, unless otherwise indicated)

	Year Ended December 31,
CLASS A	2025	2024	2023	2022	2021
Per Share Operating Data
Net asset value, beginning of period	$8.51	$8.48	$8.24	$9.02	$8.71
Income (loss) from investment operations:
Net investment income (1)	0.69	0.78	0.85	0.67	0.55
Net realized and unrealized gain (loss)	(0.22)	0.07	0.24	(0.78)	0.36
Total from investment operations	0.47	0.85	1.09	(0.11)	0.91
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.70)	(0.82)	(0.85)	(0.67)	(0.60)
Total Dividends and/or distributions to shareholders:	(0.70)	(0.82)	(0.85)	(0.67)	(0.60)
Net asset value, end of period	$8.28	$8.51	$8.48	$8.24	$9.02
Total Return, at Net Asset Value (2)	5.86%	10.23%	13.83%	(1.42)%	10.77%

Ratios/Supplemental Data
Net assets, end of period	$339,511	$229,722	$126,755	$53,960	$33,224
Average net assets	$279,675	$175,679	$79,151	$46,369	$19,818
Ratios to average net assets (3):
Net investment income	8.22%	9.13%	10.12%	7.84%	6.13%
Total expenses	6.19%	5.90%	6.67%	5.63%	4.82%
Expenses after (recoupment of) waivers and reimbursements of expenses (4)	6.19%	5.90%	6.73%	5.68%	4.68%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.75%	1.65%	1.91%	1.87%	2.14%
Interest expense and fees from borrowings	2.38%	2.03%	2.35%	1.55%	0.69%
Distribution and shareholder service fees	0.50%	0.50%	0.51%	0.57%	0.50%
Deal expenses and incentive fees	1.56%	1.72%	1.90%	1.64%	1.48%
Portfolio turnover rate	13%	11%	14%	21%	31%
(1) Per share amounts calculated based on the average shares outstanding during the period.
(2) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(3) Annualized for periods less than one full year.
(4) For the period ended December 31, 2025, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal expense and incentive fees was 1.75% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

	Year Ended December 31,
CLASS I	2025	2024	2023	2022	2021
Per Share Operating Data
Net asset value, beginning of period	$8.55	$8.52	$8.28	$9.06	$8.74
Income (loss) from investment operations:
Net investment income (1)	0.74	0.82	0.88	0.71	0.59
Net realized and unrealized gain (loss)	(0.22)	0.07	0.24	(0.78)	0.38
Total from investment operations	0.52	0.89	1.12	(0.07)	0.97
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.75)	(0.86)	(0.88)	(0.71)	(0.65)
Total Dividends and/or distributions to shareholders:	(0.75)	(0.86)	(0.88)	(0.71)	(0.65)
Net asset value, end of period	$8.32	$8.55	$8.52	$8.28	$9.06
Total Return, at Net Asset Value (2)	6.27%	10.80%	14.15%	(0.79)%	11.28%

Ratios/Supplemental Data
Net assets, end of period	$902,695	$871,370	$692,827	$421,046	$315,036
Average net assets	$823,988	$788,639	$494,441	$384,464	$226,255
Ratios to average net assets (3):
Net investment income	8.73%	9.56%	10.55%	8.31%	6.60%
Total expenses	5.65%	5.40%	6.16%	5.02%	4.32%
Expenses after (recoupment of) waivers and reimbursements of expenses (4)	5.65%	5.50%	6.32%	5.15%	4.14%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.74%	1.64%	1.90%	1.87%	2.18%
Interest expense and fees from borrowings	2.35%	2.03%	2.36%	1.53%	0.67%
Deal expense and incentive fees	1.56%	1.73%	1.90%	1.63%	1.47%
Portfolio turnover rate	13%	11%	14%	21%	31%
(1) Per share amounts calculated based on the average shares outstanding during the period.
(2) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(3) Annualized for periods less than one full year.
(4) For the period ended December 31, 2025, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal expense and incentive fees was 1.74% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

	Year Ended December 31,
CLASS L	2025	2024	2023	2022	2021
Per Share Operating Data
Net asset value, beginning of period	$8.50	$8.48	$8.24	$9.02	$8.70
Income (loss) from investment operations:
Net investment income (1)	0.69	0.77	0.84	0.67	0.54
Net realized and unrealized gain (loss)	(0.21)	0.06	0.24	(0.78)	0.38
Total from investment operations	0.48	0.83	1.08	(0.11)	0.92
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.70)	(0.81)	(0.84)	(0.67)	(0.60)
Total Dividends and/or distributions to shareholders:	(0.70)	(0.81)	(0.84)	(0.67)	(0.60)
Net asset value, end of period	$8.28	$8.50	$8.48	$8.24	$9.02
Total Return, at Net Asset Value (2)	5.85%	10.05%	13.76%	(1.49)%	10.62%

Ratios/Supplemental Data
Net assets, end of period	$1,961	$2,008	$1,953	$1,823	$569
Average net assets	$1,987	$1,984	$1,880	$1,489	$735
Ratios to average net assets (3):
Net investment income	8.24%	8.99%	10.09%	7.96%	6.02%
Total expenses	6.16%	5.90%	6.69%	5.78%	4.98%
Expenses after (recoupment of) waivers and reimbursements of expenses (4)	6.16%	6.08%	6.81%	5.88%	4.52%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.74%	1.64%	1.89%	1.89%	2.46%
Interest expense and fees from borrowings	2.35%	2.03%	2.37%	1.65%	0.61%
Distribution and shareholder service fees	0.50%	0.50%	0.52%	0.58%	0.48%
Deal expense and incentive fees	1.57%	1.73%	1.91%	1.66%	1.43%
Portfolio turnover rate	13%	11%	14%	21%	31%
(1) Per share amounts calculated based on the average shares outstanding during the period.
(2) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(3) Annualized for periods less than one full year.
(4) For the period ended December 31, 2025, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal expense and incentive fees was 1.74% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

	Year Ended December 31,
CLASS M	2025	2024	2023	2022	2021
Per Share Operating Data
Net asset value, beginning of period	$8.55	$8.52	$8.28	$9.07	$8.74
Income (loss) from investment operations:
Net investment income (1)	0.67	0.76	0.83	0.67	0.53
Net realized and unrealized gain (loss)	(0.22)	0.07	0.24	(0.79)	0.38
Total from investment operations	0.45	0.83	1.07	(0.12)	0.91
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.68)	(0.80)	(0.83)	(0.67)	(0.58)
Total Dividends and/or distributions to shareholders:	(0.68)	(0.80)	(0.83)	(0.67)	(0.58)
Net asset value, end of period	$8.32	$8.55	$8.52	$8.28	$9.07
Total Return, at Net Asset Value (2)	5.61%	9.96%	13.54%	(1.66)%	10.47%

Ratios/Supplemental Data
Net assets, end of period	$356,042	$240,572	$140,863	$62,816	$19,906
Average net assets	$305,768	$182,659	$91,772	$39,537	$11,904
Ratios to average net assets (3):
Net investment income	7.97%	8.88%	9.84%	7.94%	5.89%
Total expenses	6.45%	6.15%	6.91%	6.21%	5.18%
Expenses after (recoupment of) waivers and reimbursements of expenses (4)	6.45%	6.15%	6.96%	6.21%	4.93%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.75%	1.65%	1.90%	1.97%	2.24%
Interest expense and fees from borrowings	2.38%	2.03%	2.35%	1.73%	0.70%
Distribution and shareholder service fees	0.75%	0.75%	0.76%	0.83%	0.75%
Deal expense and incentive fees	1.57%	1.72%	1.90%	1.68%	1.48%
Portfolio turnover rate	13%	11%	14%	21%	31%
(1) Per share amounts calculated based on the average shares outstanding during the period.
(2) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(3) Annualized for periods less than one full year.
(4) For the period ended December 31, 2025, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal expense and incentive fees was 1.75% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

	Year Ended December 31,
CLASS N	2025	2024	2023	2022	2021
Per Share Operating Data
Net asset value, beginning of period	$8.51	$8.48	$8.24	$9.02	$8.70
Income (loss) from investment operations:
Net investment income (1)	0.73	0.82	0.89	0.72	0.59
Net realized and unrealized gain (loss)	(0.22)	0.07	0.24	(0.78)	0.37
Total from investment operations	0.51	0.89	1.13	(0.06)	0.96
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.74)	(0.86)	(0.89)	(0.72)	(0.64)
Total Dividends and/or distributions to shareholders:	(0.74)	(0.86)	(0.89)	(0.72)	(0.64)
Net asset value, end of period	$8.28	$8.51	$8.48	$8.24	$9.02
Total Return, at Net Asset Value (2)	6.38%	10.77%	14.42%	(0.80)%	11.32%

Ratios/Supplemental Data
Net assets, end of period	$2,392,477	$2,048,417	$1,431,371	$857,548	$511,836
Average net assets	$2,211,275	$1,736,581	$1,090,490	$774,235	$248,911
Ratios to average net assets (3):
Net investment income	8.74%	9.64%	10.63%	8.48%	6.65%
Total expenses	5.67%	5.40%	6.15%	5.05%	4.34%
Expenses after (recoupment of) waivers and reimbursements of expenses (4)	5.67%	5.40%	6.22%	5.02%	4.19%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.74%	1.65%	1.89%	1.87%	2.15%
Interest expense and fees from borrowings	2.36%	2.03%	2.36%	1.54%	0.71%
Deal expense and incentive fees	1.57%	1.72%	1.90%	1.64%	1.49%
Portfolio turnover rate	13%	11%	14%	21%	31%
(1) Per share amounts calculated based on the average shares outstanding during the period.
(2) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(3) Annualized for periods less than one full year.
(4) For the period ended December 31, 2025, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal expense and incentive fees was 1.74% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

	Year Ended December 31,			Period Ended December 31, 2022 (1)
CLASS U	2025	2024	2023
Per Share Operating Data
Net asset value, beginning of period	$8.56	$8.53	$8.29	$8.53
Income (loss) from investment operations:
Net investment income (2)	0.67	0.76	0.82	0.25
Net realized and unrealized gain (loss)	(0.22)	0.07	0.24	(0.24)
Total from investment operations	0.45	0.83	1.06	0.01
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.68)	(0.80)	(0.82)	(0.25)
Total Dividends and/or distributions to shareholders:	(0.68)	(0.80)	(0.82)	(0.25)
Net asset value, end of period	$8.33	$8.56	$8.53	$8.29
Total Return, at Net Asset Value (3)	5.61%	9.96%	13.46%	0.17%

Ratios/Supplemental Data
Net assets, end of period	$789,758	$602,082	$287,678	$11,604
Average net assets	$702,334	$440,100	$104,553	$3,552
Ratios to average net assets (4):
Net investment income	7.98%	8.87%	9.71%	8.82%
Total expenses	6.44%	6.15%	6.87%	7.54%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	6.44%	6.15%	6.88%	7.42%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.74%	1.65%	1.93%	2.56%
Interest expense and fees from borrowings	2.38%	2.03%	2.31%	2.36%
Distribution and shareholder service fees	0.75%	0.75%	0.75%	0.74%
Deal expense and incentive fees	1.57%	1.72%	1.88%	1.88%
Portfolio turnover rate	13%	11%	14%	21%
(1) For the period from September 1, 2022 (inception of offering) through December 31, 2022.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended December 31, 2025, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal expense and incentive fees was 1.74% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

	Year Ended December 31,
CLASS Y	2025	2024	2023	2022	2021
Per Share Operating Data
Net asset value, beginning of period	$8.51	$8.49	$8.24	$9.02	$8.69
Income (loss) from investment operations:
Net investment income (1)	0.71	0.77	0.87	0.68	0.56
Net realized and unrealized gain (loss)	(0.22)	0.06	0.25	(0.78)	0.39
Total from investment operations	0.49	0.83	1.12	(0.10)	0.95
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.72)	(0.81)	(0.87)	(0.68)	(0.62)
Total Dividends and/or distributions to shareholders:	(0.72)	(0.81)	(0.87)	(0.68)	(0.62)
Net asset value, end of period	$8.28	$8.51	$8.49	$8.24	$9.02
Total Return, at Net Asset Value (2)	6.12%	10.16%	14.13%	(1.03)%	11.02%

Ratios/Supplemental Data
Net assets, end of period	$397	$374	$339	$442	$423
Average net assets	$382	$354	$367	$422	$1,585
Ratios to average net assets (3):
Net investment income	8.49%	9.08%	10.43%	7.98%	6.20%
Total expenses	5.92%	5.65%	6.41%	5.19%	4.87%
Expenses after (recoupment of) waivers and reimbursements of expenses (4)	5.92%	5.98%	6.48%	5.30%	4.22%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.74%	1.64%	1.88%	1.85%	2.65%
Interest expense and fees from borrowings	2.36%	2.03%	2.37%	1.48%	0.59%
Distribution and shareholder service fees	0.25%	0.25%	0.25%	0.25%	0.23%
Deal expense and incentive fees	1.57%	1.73%	1.91%	1.62%	1.40%
Portfolio turnover rate	13%	11%	14%	21%	31%
(1) Per share amounts calculated based on the average shares outstanding during the period.
(2) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(3) Annualized for periods less than one full year.
(4) For the period ended December 31, 2025, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal expense and incentive fees was 1.74% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

Senior Securities
Class and Period Ended	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)

Credit Facility (Bank of America, N.A.)
December 31, 2025	$225,000	$7,048	—	N/A
Credit Facility (JPMorgan Chase Bank, National Association)
December 31, 2025	$695,159	$7,048	—	N/A
December 31, 2024	564,069	9,015	—	N/A
December 31, 2023	326,492	10,439	—	N/A
December 31, 2022	315,344	6,420	—	N/A
December 31, 2021	274,771	4,206	—	N/A
Credit Facility (Société Generale / HSBC)
December 31, 2020	$73,702	$4,124	—	N/A
December 31, 2019	47,611	3,522	—	N/A
Credit Facility (Société Generale)
December 31, 2018	$30,600	$3,809	—	N/A
Mandatory Redeemable Preferred Shares*
December 31, 2025	$950,000	$88.00	$25.00	N/A
December 31, 2024	650,000	106.23	25.00	N/A
December 31, 2023	400,000	117.29	25.00	N/A
December 31, 2022	300,000	82.25	25.00	N/A
Note-on-Note Loan (Axos Bank)+
December 31, 2025	$27,686	$7,048	—	N/A
December 31, 2024	15,399	9,015	—	N/A

* There were no mandatory redeemable preferred shares outstanding as of December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018.
+ There were no note-on-note loans outstanding as of December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018.
(1) Total amount of each class of senior securities outstanding at principal value at the end of the period presented.
(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness as calculated separately for each of the Preferred Shares and the applicable borrowings in accordance with Section 18(h) of the 1940 Act. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a per share liquidation preference of $25). With respect to the credit facilities and note-on-note loans, the asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit”.
(3) The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4) Not applicable to senior securities outstanding as of period end.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2025
(amounts in thousands, except share and per share data, unless otherwise indicated)

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiaries, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, diversified, closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”). Carlyle Global Credit Administration L.L.C. (the “Administrator”) provides the administrative services necessary for the Fund to operate. Both the Adviser and the Administrator are wholly owned subsidiaries of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”), and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund.” Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C., the parent company of CGCIM.
OCPC Credit Facility SPV LLC (the “OCPC SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The OCPC SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation. As of December 31, 2025, the Fund’s net assets were $4,782,841, of which, $2,205,948 or 46%, are represented by the OCPC SPV’s net assets.
CTAC Bedford Lender, LLC (“CTAC Bedford”) is a Delaware limited liability company that was formed on February 6, 2024. CTAC Bedford is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation. As of December 31, 2025, the net assets of CTAC Bedford were $14,087, which represents 0.3% of the Fund’s total net assets. See Note 7, Borrowings, for more information related to the activities of CTAC Bedford.
CTAC Barracuda SPV LLC (the “Barracuda SPV”) is a Delaware limited liability company that was formed on October 18, 2024. Barracuda SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation. As of December 31, 2025, the net assets of the Barracuda SPV were $444,890, which represents 9% of the Fund’s total net assets.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit; (d) structured credit (including collateralized loan obligations, or “CLOs”); (e) asset-backed finance; and (f) real assets credit (including infrastructure, aviation and real estate). To a lesser extent, the Fund also may invest in hybrid capital, including credit-oriented investments, structured equity solutions, and stressed/dislocated investments. The Fund may invest in additional strategies in the future as opportunities in different strategies present. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt and equity securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

The Fund may invest a substantial portion of its assets in credit instruments that are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the credit instruments will have no credit rating at all.
To qualify as a RIC, the Fund must, among other things, meet certain specified source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.
Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares. The Fund offers Class A, Class I, Class L, Class M, Class N, Class U, and Class Y shares. During the reporting period, the Fund’s shares were offered for sale on a daily basis for all of its share classes. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M, U and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiaries, the OCPC SPV, Barracuda SPV, and CTAC Bedford. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
The audited financial statements have been prepared in accordance with U.S. GAAP for annual financial information and pursuant to the requirements for reporting on Form N-CSR under Rule 30e-1 under the Investment Company Act (17 CFR 270 30e-1) and Article 6 of Regulation S-X. In the opinion of management, all adjustments considered necessary for the fair presentation of consolidated financial statements for the years presented have been included. These adjustments are of a normal, recurring nature.
Allocation of Income, Expenses, Gains and Losses
Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Class-specific expenses such as distribution and service plan fees, transfer and shareholder servicing fees, and shareholder communications expenses are broken out by class in the Consolidated Statement of Operations.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Fund’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.
Investments
Investment transactions are recorded as of the applicable trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statement of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3, Fair Value Measurements, for further information about fair value measurements.
Derivative Instruments
ASC Topic 815, Derivatives and Hedging, establishes accounting and reporting standards for derivative instruments and hedging activities. From time to time, the Fund may directly or indirectly, use various derivative instruments including, but not limited to, options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit default swaps, interest rate swaps and other swap agreements primarily for hedging and risk management purposes. The Fund recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. For derivative instruments designated in a hedge accounting relationship, the entire change in the fair value of the hedging instrument will be recorded in the same line item of the Consolidated Statements of Operations as the hedged item. See Note 4, Derivative Instruments, for further information about the Fund’s use and designation of derivative instruments.
Offsetting of assets and liabilities
The Fund presents over-the-counter (“OTC”) derivatives that are executed with the same counterparty under the same master netting agreement on a net basis when the criteria for the right of offset are met. The Fund has elected to offset fair value amounts recognized for cash collateral receivables and/or payables and fair value amounts recognized for derivative positions executed with the same counterparty under the same master netting arrangement. See Note 4, Derivative Instruments, for amounts recognized for cash collateral receivables and/or payables that have been offset against net derivative positions and amounts under master netting arrangements that have not been offset against net derivative positions, if applicable.
Cash, Cash Equivalents and Restricted Cash
Cash, cash equivalents and restricted cash consist of demand deposits and highly liquid investments (e.g., money market funds and U.S. Treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value. Restricted cash includes cash held on deposit in cash collateral accounts that serve as collateral for the borrowings under the credit facility and would be applied to the amounts owed under the credit facility in an event of default (See Note 7, Borrowings). As of December 31, 2025, the Fund had a restricted cash balance of $65,988,579 which represents amounts that are collected by trustees who have been appointed as custodians of the assets securing certain of the Fund's financing transactions, and held for payment of interest expense and principal on the outstanding borrowings, or reinvestment into new assets. The Fund’s cash, cash equivalents and restricted cash are held at one or more large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

Revenue Recognition
Interest from Investments
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any.
The Fund has loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. As of December 31, 2025, the fair value of the fixed income debt securities in the portfolio with PIK provisions was $1,005,197, which represents approximately 15.1% of the total investments at fair value. For the year ended December 31, 2025, the Fund earned $75,398 in PIK interest income, which is included in PIK interest income in the Consolidated Statement of Operations.
The Fund has loans in its portfolio that are first lien/last out loans. The Fund may receive additional interest and/or discount from an agreement with other lenders on such positions and includes such income, calculated in accordance with the effective interest rate method, as interest income in the Consolidated Statement of Operations.
CLO equity investments and asset-backed security (“ABS”) residual equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flow, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.
Dividend Income
Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are expected to be collected. Dividend income on common equity securities, if any, is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded companies. As of December 31, 2025, the fair value of the preferred stock securities in the portfolio with PIK provisions was $213,439, which represents approximately 3.2% of the total investments at fair value. For the year ended December 31, 2025, the Fund earned $25,715 in PIK dividends, which is included in PIK dividends in the Consolidated Statement of Operations.
Other Income
Other income may include income such as consent, waiver, amendment, unused, syndication, arranger and prepayment fees associated with the Fund’s investment activities. Such fees are recognized as income when earned or the services are rendered. The Fund may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the accompanying Consolidated Statement of Assets and Liabilities.
Non-Accrual Income
Loans are generally placed on non-accrual status when principal or interest payments are past due or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are current or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in management’s judgment, are likely to remain current. Management may determine not to place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2025, the fair value of the loans in the portfolio on non-accrual status was $79,873.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

Borrowing Related Costs, Expenses and Deferred Financing Costs (See Note 7, Borrowings)
On May 5, 2021, the OCPC SPV closed on a loan and security agreement with JPMorgan Chase Bank, National Association (the “JPM Credit Facility”), which was subsequently amended to increase the commitment. The agreement provides the OCPC SPV with an asset-backed credit facility.
On March 5, 2024, CTAC Bedford entered into a loan and security agreement with Axos Bank (the “Axos Note-on-Note Loan”) to deploy note-on-note financing for the Fund’s investment in Bedford Beverly B, LLC.
On January 6, 2025, the Barracuda SPV closed on a credit agreement with Bank of America, N.A. (the “BofA Credit Facility”). The agreement provides the Barracuda SPV with an asset-backed credit facility.
Interest expense, unused commitment fees, and administration fees on the credit facilities and loans are recorded on an accrual basis. Unused commitment fees and administration fees are included in interest expense and fees on borrowings in the accompanying Consolidated Statement of Operations.
The JPM Credit Facility, Axos Note-On-Note Loan, and BofA Credit Facility are recorded at carrying value, which approximates fair value.
Mandatory Redeemable Preferred Shares (See Note 8, Mandatory Redeemable Preferred Shares)
The Fund authorized and issued eleven series of Mandatory Redeemable Preferred Shares (“MRP Shares”) on various dates from 2022 to 2025. The Fund carries its MRP Shares at amortized cost, including hedge basis adjustments, and such shares are included as a liability in the Consolidated Statement of Assets and Liabilities.
Dividends to holders of MRP Shares are accrued daily. Issuance costs on the MRP Shares are amortized over the life of the respective MRP Shares.
Distribution and Shareholder Service Plan Fees
Distribution and Shareholders Service Plan Fees consist primarily of fees and expenses incurred in connection with the offering of shares, including legal, underwriting, printing and other costs, as well as costs associated with the preparation and filing of applicable registration statements. Distribution and Shareholder Service Plan Fees are charged against equity when incurred. The Fund offers its shares on a continual basis through the Distributor. Fees can be up to 0.75% of a class’s average monthly net assets. The fees are included in the distribution and service plan fees in the Consolidated Statement of Operations.
Transfer Agent Fees
Transfer Agent Fees consist primarily of fees and expenses incurred in connection with electronic processing of client orders, fund transfers between clients and the Fund, client maintenance and documentation. The Fund pays the Transfer Agent a fee based on various factors, including number of accounts and filings. SS&C GIDS, Inc. (the “Transfer Agent”) serves as the transfer agent for the Fund. The Fund has entered into arrangements with one or more financial intermediaries to provide sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts. In return for these services, the Fund pays sub-transfer agency fees to such financial intermediaries. Fees incurred with respect to these services are included in transfer and shareholder servicing agent fees in the Consolidated Statement of Operations.
Income Taxes
For federal income tax purposes, the Fund has elected to be treated as a RIC under the Code, and intends to make the required distributions to its shareholders as specified therein. In order to qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

The minimum distribution requirements applicable to RICs require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year (the “Annual Distribution Requirement”). ICTI includes non-cash income such as PIK income. Depending on the level of ICTI earned in a tax year, the Fund may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed. The Fund intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements as reasonably practicable.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. The OCPC SPV, Barracuda SPV, and CTAC Bedford are disregarded entities for tax purposes and are consolidated with the tax return of the Fund. All penalties and interest associated with income taxes, if any, are included in income tax expense.
Due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Dividends and Distributions to Shareholders of Beneficial Interest
To the extent that the Fund has taxable income available, the Fund intends to make quarterly distributions to its common shareholders. Estimated dividends and distributions to shareholders of beneficial interest will accrue daily based on the day’s income and expense activity. Dividends and distributions to shareholders of beneficial interest are recorded on the record date executed at the pre-dividend reinvestment program NAV per share. The amount to be distributed is determined by the Board of Trustees each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Fund may decide to retain such capital gains for investment.
The Fund has an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and other distributions on behalf of the shareholder, other than those shareholders who have “opted out” of the plan. As a result of adopting the plan, if the Board of Trustees authorizes, and the Fund declares, a cash dividend or distribution, the shareholders who have not elected to “opt out” of the dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of the Fund’s shares of beneficial interest, rather than receiving cash. Each registered shareholder may elect to have such shareholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered shareholder that does not so elect, distributions on such shareholder’s shares will be reinvested by the Transfer Agent, the Fund’s plan administrator, in additional shares. The number of shares to be issued to the shareholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes.
Functional Currency
The functional currency of the Fund is the U.S. Dollar. Investments are generally made in the local currency of the country in which the investments are domiciled and are translated into U.S. Dollars with foreign currency remeasurement gains or losses recorded within net change in unrealized appreciation (depreciation) on investments in the accompanying Consolidated Statement of Operations. Foreign currency remeasurement gains and losses on non-investment assets and liabilities are separately reflected in the accompanying Consolidated Statement of Operations.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

Commitments and Contingencies
ASC Topic 440, Commitments (“ASC 440”)¸ and ASC Topic 450, Loss Contingencies (“ASC 450”), establish accounting and reporting standards for certain commitments and contingencies, respectively. In accordance with ASC 440, material commitments, if any, are disclosed in the accompanying consolidated financial statements (see Note 9, Commitments and Contingencies). A liability is only recorded by the Fund for a commitment if a triggering event occurs which satisfies liability recognition criteria. Liabilities for loss contingencies are recorded when it is probable that a liability has been incurred and can be reasonably estimated.
Recent Accounting Standards Updates
In November 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses, which requires disaggregated disclosures of certain categories of expenses on an annual and interim basis including employee compensation, depreciation, and intangible asset amortization for each income statement line item that contains those expenses. The guidance is effective for fiscal years beginning after December 15, 2026 and interim periods beginning after December 15, 2027. The Fund is currently evaluating the impact of adopting this guidance on its consolidated financial statements.
In November 2024, the FASB issued ASU 2024-04, Induced Conversions of Convertible Debt Instruments, which amends ASC 470-20 to clarify the requirements related to accounting for the settlement of a debt instrument as an induced conversion. The amendments are effective for fiscal years and interim periods within fiscal years beginning after December 15, 2025. The Fund has evaluated the impact of this guidance and concluded that its adoption will not impact its consolidated financial statements.
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances its existing income tax disclosure requirements by requiring additional disaggregation of income taxes paid and expanded information in the effective tax rate reconciliation. The guidance is effective for fiscal years beginning after December 15, 2024, with interim disclosure requirements effective for fiscal years beginning after December 15, 2025. The Fund has evaluated the impact of this guidance and concluded that its adoption will not impact its consolidated financial statements.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
The Board of Trustees has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the Investment Company Act to perform the fair value determination of all of the Fund’s assets in accordance with the terms of ASC 820. Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Adviser engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:
•the nature and realizable value of any collateral;
•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;
•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of December 31, 2025.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities, non-

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the year ended December 31, 2025, there were transfers of $4,724 into Level 3 and transfers of $84,067 out of Level 3. Transfers into and out of Level 3 were primarily due to decreased or increased price transparency, respectively, and are based on the Fund’s policy to determine the fair value hierarchy utilizing available quoted prices in active markets, the bid-ask spread and the liquidity of the investment.
The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of December 31, 2025:

	As of December 31, 2025
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$948,187	$3,563,234	$4,511,421
Second Lien Debt	—	8,474	88,956	97,430
Corporate Bonds
Secured	—	44,941	233,025	277,966
Unsecured	—	12,048	50,997	63,045
Collateralized Loan Obligations	—	—	939,474	939,474
Asset-Backed Securities	—	—	316,183	316,183
Preferred Stock	—	—	252,524	252,524
Common Stock	18	—	111,687	111,705
Warrants	—	—	14,263	14,263
Money Market Funds	84,586	—	—	84,586
Total Investments, at Fair Value	$84,604	$1,013,650	$5,570,343	$6,668,597
Interest Rate Swaps	$—	$10,026	$—	$10,026
Forward Foreign Currency Contracts	—	(70,186)	—	(70,186)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the Year Ended December 31, 2025
	Corporate Loans		Corporate Bonds		Collateralized Loan Obligations	Asset-Backed Securities	Preferred Stock	Common Stock	Warrants	Total
	First Lien Debt	Second Lien Debt	Secured	Unsecured
Balance, beginning of period	$2,614,483	$153,855	$166,657	$59,991	$869,949	$267,482	$148,109	$85,795	$15,548	$4,381,869
Purchases	1,567,176	12,846	134,969	3,539	440,781	141,435	128,868	46,867	—	2,476,481
Sales and paydowns	(593,233)	(73,874)	(61,895)	(17,068)	(356,868)	(69,014)	(5,987)	(32,659)	(1,994)	(1,212,592)
Accretion of discount (premium)	15,050	1,480	1,603	63	1,931	1,051	50	1,061	—	22,289
Net realized gains (losses)	(19,342)	(6,479)	1,366	1,629	(12,085)	620	2,145	(783)	1,415	(31,514)
Net change in unrealized appreciation (depreciation)	57,051	2,520	(9,675)	2,843	(4,234)	(25,391)	(20,661)	11,406	(706)	13,153
Transfers into Level 3	4,724	—	—	—	—	—	—	—	—	4,724
Transfers out of Level 3	(82,675)	(1,392)	—	—	—	—	—	—	—	(84,067)
Balance, end of period	$3,563,234	$88,956	$233,025	$50,997	$939,474	$316,183	$252,524	$111,687	$14,263	$5,570,343
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$(14,883)	$(434)	$(913)	$2,853	$(16,817)	$(7,410)	$9,920	$6,350	$708	$(20,626)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued using an asset approach, which is based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
The fair value of CLOs is estimated based on various valuation models from third-party pricing services. Those analyses consider the current trading activity, position size, liquidity, current financial condition of the CLOs, the third-party financing environment, reinvestment rates, recovery lags, discount rates, and default forecasts. The Fund corroborates quotations from pricing services either with other available pricing data and subsequent or recent trading information. These securities are classified as Level 3.
The fair value of ABS is generally valued by third-party pricing services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. These securities are classified as Level 3.
Investments in equities are generally valued using an income approach, market approach, and/or consensus pricing. The income approach typically uses a discounted cash flow analysis of the portfolio company. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of December 31, 2025:

	Fair Value as of December 31, 2025	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average	Impact to Valuation from Increase in Input
				Low	High
Corporate Loans
First Lien Debt	$3,200,795	Income Approach	Discount Rate	7.3%	18.9%	10.2%	Lower
	310,836	Consensus Pricing	Indicative Quotes	0.01	100.50	97.12	Higher
	51,603	Market Approach	Comparable Multiple	8.50x	11.50x	9.50x	Higher
Second Lien Debt	85,240	Income Approach	Discount Rate	10.9%	17.2%	13.0%	Lower
	3,716	Consensus Pricing	Indicative Quotes	92.19	93.60	92.90	Higher
Corporate Bonds
Secured	164,071	Income Approach	Discount Rate	8.2%	19.5%	11.2%	Lower
	9,381	Consensus Pricing	Indicative Quotes	98.50	98.50	98.50	Higher
	59,573	Asset Approach	N/A	—	—	—	N/A
Unsecured	50,997	Income Approach	Discount Rate	7.7%	12.3%	9.2%	Lower
Collateralized Loan Obligations	938,394	Consensus Pricing	Indicative Quotes	1.55	102.51	94.57	Higher
	1,080	Income Approach	Discount Rate	20.0%	20.0%	20.0%	Lower
Asset-Backed Securities	127,958	Income Approach	Discount Rate	3.0%	16.7%	7.9%	Lower
	188,225	Consensus Pricing	Indicative Quotes	98.96	72,000.00	14,752.11	Higher
Preferred Stock	247,076	Income Approach	Discount Rate	12.1%	22.0%	14.4%	Lower
	5,448	Market Approach	Comparable Multiple	9.50x	20.80x	18.59x	Higher
Common Stock	59,838	Income Approach	Discount Rate	5.0%	20.3%	20.0%	Lower
	51,416	Market Approach	Comparable Multiple	7.75x	21.50x	8.36x	Higher
	433	Asset Approach	N/A	—	—	—	N/A
Warrants	14,263	Market Approach	Comparable Multiple	10.50x	16.75x	11.41x	Higher
Total Level 3 Investments	$5,570,343
Net Asset Value Valuation
The Fund calculates per share price for the beneficial interests of the Fund on a daily basis (each calculation date herein referred to as the “Valuation Date”). The Fund calculates the per share price based on the net asset value of each Class of shares as of approximately 4:00 P.M. Eastern Time, on each Valuation Date, except in the case of a scheduled early closing of the New York Stock Exchange (the “Exchange”), in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
As the Fund’s valuation designee, the Adviser is responsible for the accuracy, reliability and completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.
4. DERIVATIVE INSTRUMENTS
The Fund uses interest rate swap contracts to seek to mitigate interest rate risk associated with some of the Fund’s fixed rate MRP Shares. The Fund has designated certain interest rate swaps held as fair value hedging instruments. The net change in the fair value of the interest rate swaps and the hedged instruments as it relates to the hedged risks are recorded in interest expense and fees on borrowings in the Consolidated Statement of Operations. The fair value of the interest rate swaps, which is netted against the cash collateral, is recorded in prepaid expenses and other assets and/or other accrued expenses and liabilities, as applicable, in the Consolidated Statement of Assets and Liabilities. The fair value of any interest rate swaps entered into by the Fund and not designated as hedging instruments are recorded as interest rate swaps contracts, at fair value in the Consolidated Statement of Assets and Liabilities. Unrealized gains (losses) are recorded in the Consolidated Statements of Operations as part of the net change in unrealized appreciation (depreciation) on these interest rate swaps contracts. For more details on the fair value

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

measurements of derivative instruments and the Fund’s MRP Shares, please refer to Note 3, Fair Value Measurements, and Note 8, Mandatory Redeemable Preferred Shares.
Under the terms of its interest rate swap contracts, the Fund is required to pledge assets as collateral to secure its obligations underlying the instruments. The required collateral amount varies over time based on the mark-to-market values, notional amounts and remaining terms of the instruments, which may exceed the amount owed by the Fund on a mark-to-market basis. Any failure by the Fund to fulfill any collateral requirements may result in a default. In the event of a default by the counterparty, the Fund would be an unsecured creditor to the extent of any such overcollateralization.
The table below summarizes the outstanding interest rate swap contracts, which are all designated as hedging instruments, as of December 31, 2025.

As of and for the Year Ended December 31, 2025
Derivative Contracts	Maturity Date	Pay / Receive (1)	Fixed Rate	Notional Amount	Change in Unrealized Gain / (Loss)	Fair Value
Interest Rate Swap	3/8/2027	Pay Floating / Receive Fixed	3.55%	$75,000	$964	$126
Interest Rate Swap	3/7/2029	Pay Floating / Receive Fixed	3.29%	25,000	676	(61)
Interest Rate Swap	9/1/2027	Pay Floating / Receive Fixed	2.79%	75,000	1,750	(680)
Interest Rate Swap	9/1/2027	Pay Floating / Receive Fixed	4.07%	25,000	300	285
Interest Rate Swap	11/16/2027	Pay Floating / Receive Fixed	4.36%	50,000	538	905
Interest Rate Swap	9/17/2029	Pay Floating / Receive Fixed	4.27%	100,000	2,105	2,953
Interest Rate Swap	9/16/2031	Pay Floating / Receive Fixed	4.21%	100,000	2,631	3,408
Interest Rate Swap	9/9/2030	Pay Floating / Receive Fixed	3.75%	100,000	1,191	1,191
Interest Rate Swap	9/8/2032	Pay Floating / Receive Fixed	3.81%	100,000	1,115	1,115
Interest Rate Swap	4/2/2035	Pay Floating / Receive Fixed	3.89%	100,000	784	784
Total				750,000	12,054	10,026
Cash Collateral Pledged / (Received) (2)				—	—	—
Total Interest Rate Swaps				$750,000	$12,054	$10,026
(1) The Fund pays floating rate at 3-month Term SOFR on all interest rate swaps held.
(2) As of December 31, 2025, there was no cash collateral available to offset the net fair value of interest rate swaps.
The Fund uses forward foreign currency contracts (“forward contracts”) to seek to mitigate foreign currency risk related to some of the Fund's non-U.S. dollar denominated investments. The fair value of the Fund's investments in the forward contracts was based on the estimated forward contract rates on the estimated settlement dates of the contracts and classified within Level 2 of the fair value hierarchy. Unrealized gains (losses) are recorded in the consolidated statements of operations as part of the net change in unrealized appreciation (depreciation) on forward foreign currency contracts. Realized gains (losses) are recorded at the time the forward contract is settled.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

The terms of the contracts were as follows:

As of and for the Year Ended December 31, 2025
Derivative Contracts	Average Daily Notional Amount Outstanding for the Year Ended December 31, 2025	Net Realized Gain (Loss)	Change in Unrealized Gain / (Loss)	Net Assets Derivatives Value	Net Liabilities Derivatives Value
Forward Foreign Currency Contracts	$1,256,394	$(17,571)	$(89,331)	$—	$70,186
Cash Collateral Pledged / (Received)				—	—
Net amount presented in the Consolidated Statement of Assets and Liabilities				$—	$70,186
The Fund is subject to an enforceable master netting agreement with its counterparties. This agreement governs the terms of certain transactions and reduces the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Master netting agreements may not be specific to each different asset type; in such instances, they would allow the party to close out and net its total exposure to a specified counterparty in the event of a default with respect to any and all the transactions governed under a single agreement with the counterparty. Collateral or margin requirements are contract specific for OTC traded derivatives. Although collateral or margin requirements may differ by type of derivative or investment, as applicable, the Fund typically receives cash posted as collateral (with rights of rehypothecation) or agrees to have such collateral posted to a third-party custodian under a tri-party arrangement that enables a party to take control of such collateral in the event of a counterparty default. As of December 31, 2025, the Fund had three counterparties, Macquarie Bank Limited (“Macquarie”), Goldman Sachs & Co. LLC (“Goldman”), and Citibank, N.A. (“Citi”).
International Swaps and Derivatives Association (“ISDA”) Agreements govern OTC derivative transactions entered into by the Fund and select counterparties. ISDA Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Under the Fund’s ISDA Agreement for OTC derivative contracts, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty. This requirement is based on the net asset value of the Fund, and a negotiated threshold amount for total exposure of derivatives in a net liability position. Certain of the Fund’s derivative contracts have been transacted pursuant to bilateral agreements with certain counterparties that may require the Fund to terminate the transactions or post additional collateral if the Fund’s net asset value declines below an agreed upon level (a “Trigger Event”). As of December 31, 2025, the aggregate fair value of such derivative contracts executed with Macquarie were in a net liability position of $52,961, and no collateral postings were required by the Fund. The aggregate fair value of such derivative contracts executed with Goldman were in a net liability position of $7,199, and no collateral postings were required by the Fund. The aggregate fair value of such derivative contracts executed with Citi were in a net asset position of $0, and no collateral postings were required by the Fund. If a Trigger Event had occurred on December 31, 2025, for contracts in a net liability position where the counterparties are permitted to terminate the open derivative contracts, additional amounts of collateral may be required. Since the Commencement of Operations through December 31, 2025, the Fund did not experience any Trigger Events.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

The following table presents the effects of netting arrangements for derivative contracts presented in the Consolidated Statement of Assets and Liabilities as of December 31, 2025.

	Counterparty	Gross Amount of Assets / (Liabilities)	Gross Amount Offset in the Consolidated Statement of Assets and Liabilities	Cash Collateral Pledged / (Received)	Net Amount Presented in the Consolidated Statement of Assets and Liabilities
Assets
Forward foreign currency contracts	Macquarie	$404	$(404)	$—	$—
Interest rate swap contracts	Macquarie	411	(411)	—	—
Forward foreign currency contracts	Goldman	84	(84)	—	—
Interest rate swap contracts	Goldman	10,356	—	—	10,356	(1)
Forward foreign currency contracts	Citi	—	—	—	—
Total Assets		$11,255	$(899)	$—	$10,356

Liabilities
Forward foreign currency contracts	Macquarie	$(53,035)	$404	$—	$(52,631)
Interest rate swap contracts	Macquarie	(741)	411	—	(330)	(1)
Forward foreign currency contracts	Goldman	(17,639)	84	—	(17,555)
Interest rate swap contracts	Goldman	—	—	—	—
Forward foreign currency contracts	Citi	—	—	—	—
Total Liabilities		$(71,415)	$899	$—	$(70,516)
(1) Interest rate swap contracts are included in the Consolidated Statement of Assets and Liabilities within Prepaid expenses and other assets, if the swaps are assets, and within Other accrued expenses and liabilities, if the swaps are liabilities.
5. RELATED PARTY TRANSACTIONS
Due to Adviser
In the ordinary course of business, the Fund enters, and may continue to enter into transactions in which the Adviser prepays for the Fund’s expenses that may be considered related party transactions. As of December 31, 2025, the Fund does not owe the Adviser for expense reimbursements.
Investment Advisory Agreement
On May 24, 2018, the Fund’s Board of Trustees, including a majority of the trustees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved an investment advisory agreement (the “Original Investment Advisory Agreement”) between the Fund and the OC Private Capital, LLC in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by Section 15(c) of the Investment Company Act.
The Board approved a second amended and restated investment advisory agreement (the "Investment Advisory Agreement"), which became effective on July 1, 2022. Unless terminated earlier, the Investment Advisory Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Trustees and by the vote of a majority of the Independent Trustees. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the Board of Trustees, the Adviser provides investment advisory services to the Fund. For providing these services, the Adviser receives fees from the Fund consisting of two components—a base management fee and an incentive fee.
The base management fee is calculated at an annual rate of 1.00% of the Fund’s consolidated month-end Managed Assets (such amount not to exceed, in any case, 1.50% of the Fund’s net assets). Managed Assets means the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.
The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s pre-incentive fee net investment income for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature.
Pursuant to the Investment Advisory Agreement, effective July 1, 2022, the Fund pays its Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;
•100% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than or equal to 1.765% (the “catch-up”) is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the hurdle rate but is less than or equal to 1.765% (7.06% annualized). The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.765% of net assets; and
•15% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the “catch-up” will be payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds 1.765% (7.06% annualized). As a result, once the hurdle rate is reached and the catch-up is achieved, 15% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser.
For the year ended December 31, 2025, base management fees were $59,863 and incentive fees related to pre-incentive fee net investment income were $66,838.
As of December 31, 2025, $5,675 and $17,320 were included in management fees payable and incentive fees payable, respectively, in the accompanying Consolidated Statement of Assets and Liabilities.
Expense Limitation Agreement
The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually for a one-year period ending April 30, 2026, with the option to renew annually, to waive its management fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowing and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and other unusual and infrequent expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing fees) in respect of the relevant month exceed 2.00% of the month-end net asset value of such class (the “Expense Limitation”). In consideration of the Adviser’s agreement to waive its management fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed of each class subject to the limitation that reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser, and (ii) the Adviser reimbursement does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any Adviser reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Limitation of such class or another expense limitation in place at that time. As of December 31, 2025, there were no remaining amounts subject to reimbursement by the Fund to the Adviser under the agreement. The Adviser does not owe the Fund any amounts for expense reimbursements as of December 31, 2025, and the Adviser did not recapture any previously waived and/or reimbursed amounts during the year ended December 31, 2025.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

Administration Agreement
On May 28, 2024, the Fund’s Board of Trustees approved an administration agreement (the “Administration Agreement”) between the Fund and the Administrator. Pursuant to the Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Fund’s allocable portion of overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including the Fund’s allocable portion of the compensation paid to or compensatory distributions received by the Fund’s officers (including the Principal Financial Officer and Chief Compliance Officer) and any of their respective staff who provide services to the Fund, operations staff who provide services to the Fund, and any internal audit staff, to the extent internal audit performs a role in the Fund’s Sarbanes-Oxley Act of 2002, as amended, internal control assessment. Reimbursement under the Administration Agreement occurs in arrears.
Unless terminated earlier, the Administration Agreement will continue in effect for two years from the approval date and thereafter renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Trustees or by a majority vote of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s Trustees. The Administration Agreement may not be assigned by a party without the consent of the other party and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.
For the year ended December 31, 2025, the Fund incurred $2,374 in administrative service fees. As of December 31, 2025, $743 was unpaid and included in administrative service fees payable in the accompanying Consolidated Statement of Assets and Liabilities.
Board of Trustees
The Fund’s Board of Trustees currently consists of five members, three of whom are Independent Trustees. The Board of Trustees has established an Audit Committee, a Nominating and Governance Committee and an Independent Trustees Committee, the members of each of which consist entirely of the Fund’s Independent Trustees. The Board of Trustees established a Valuation Committee composed of individuals affiliated with the Adviser to oversee the day-to-day procedures. The Board of Trustees may establish additional committees in the future. For the year ended December 31, 2025, the Fund incurred $415 in fees and expenses associated with its Independent Trustees' services on the Fund's Board of Trustees and its committees. As of December 31, 2025, $15 in fees or expenses associated with the Fund’s Independent Trustees were payable.
Shareholder Concentration
Related parties owned approximately 1% of the Fund's total outstanding shares as of December 31, 2025. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.
6. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated OTC secondary market for institutional investors. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments and implementing the portfolio valuation process set forth in the Adviser’s and the Fund’s valuation policy. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the U.S. Securities and Exchange Commission (“SEC”).
A high proportion of the Fund’s investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Further, the Fund is offered on a daily basis and calculates a daily NAV per Share. The Adviser seeks to evaluate on a daily basis material information about the Fund's portfolio companies; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

The portfolio may include first lien senior secured, second and third lien loans and any other loans.
Asset-Backed Securities (“ABS”)
ABS are a form of structured debt obligation. In addition to the general risks associated with credit or debt securities discussed herein, ABS are subject to additional risks. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, home loans, solar loans, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral (if any) may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS. In many circumstances, ABS are not secured by an interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Fund to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors. During periods of declining interest rates, prepayment of loans underlying ABS can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments. Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted. Some ABS may be structured to include a period of rapid amortization triggered by events such as a significant rise in the default rate of the underlying collateral, a sharp drop in the credit enhancement level because of credit losses on the underlying assets, a specified regulatory event or the bankruptcy of the originator. A rapid amortization event will cause any revolving period to end earlier than expected and all collections on the underlying assets will be used to pay principal to investors earlier than expected. In general, the senior most securities will be paid prior to any payments being made on the subordinated securities, and if such payments are made earlier than expected, the Fund's yield on such ABS may be negatively affected.
Collateralized Loan Obligations (“CLOs”)
The Fund invests in CLOs. CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. However, it is possible that a senior tranche of a CLO could experience losses, particularly in stressed market conditions, due to defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool, increased sensitivity to defaults due to collateral default, market anticipation of defaults and investor aversion to CLO securities as an asset class. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. Investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may be subject to different interpretations and may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.
Covenant-Lite Loans Risk
Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Equity Security Risk
Stocks and other equity securities fluctuate in price and the value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.
Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) the destruction of real assets, catastrophic events (such as earthquakes, wildfires, floods, hurricanes, tornadoes, man-made disasters, and terrorist acts) and other public crises and relief responses; (iii) changes in environmental, governmental and other regulations; (iv) risks related to local economic conditions, overbuilding and increased competition; (v) increases in property taxes and operating expenses; (vi) changes in zoning laws; (vii) casualty and condemnation losses; (viii) surplus capacity and depletion concerns; (ix) the availability of financing; and (x) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
Real Estate Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
Interest Rate Swaps Risk
The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
Corporate Bond Risk
Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, the imposition of tariffs, currency exchange controls,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of heightened geopolitical tensions (including those between the United States and China, Taiwan and mainland China, Israel and Iran and the Axis of Resistance, and between Ukraine and Russia) or other systemic issues or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.
Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. Serious economic disruptions may result in governmental authorities and regulators enacting significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably increasing or lowering interest rates, which, in some cases resulted in negative interest rates.
U.S. and global markets have also experienced increased volatility as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to the Fund or an issuer fails, the Fund or the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by the Fund and issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.
Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. Therefore, the income generated by debt investments may not keep pace with inflation. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Furthermore, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely impact the Fund and its investments.
Interest Rate Risk
As of December 31, 2025, on a fair value basis, approximately 9.7% of the Fund’s debt investments bear interest at a fixed rate and approximately 90.3% of the Fund’s debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within the Fund’s portfolio of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

investments are typically based on floating SOFR, with many of these investments also having a SOFR floor. Additionally, the Fund’s credit facilities are also subject to floating interest rates and are currently paid based on floating EURIBOR, SOFR and SONIA rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund may be exposed to medium- to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.
Payment-in-Kind (“PIK”) Income Risk
The Fund may hold investments that result in PIK interest income or PIK dividends. PIK income creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK income may have a negative impact on liquidity, as it represents a non-cash component of the Fund’s taxable income that may require cash distributions to shareholders in order to maintain the Fund’s ability to be subject to tax as a RIC. PIK income has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK income also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK income results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK income.
Unitranche Loans
Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.
Regulatory Risk
Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, the impact of heightened geopolitical tensions (including those between the United States and China, Taiwan and mainland China, Israel and Iran and the Axis of Resistance, and between Ukraine and Russia) and other economic disruptions, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Currency Hedging Risk
The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. For example, the Fund may enter into foreign currency forward contracts to reduce the Fund’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful. The use of foreign currency forward contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of foreign currency forward contracts will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, currency prices or other variables, the use of foreign currency forward contracts could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of foreign currency forward contracts and the value of the portfolio assets (if any) being hedged could also result in losses.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

Cybersecurity Risk
Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Recent geopolitical tensions may have increased the scale and sophistication of deliberate cyber attacks and other disruptions, particularly from nation-states or entities with nation-state backing. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
7. BORROWINGS
In accordance with the Investment Company Act, the Fund is currently only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 300% after such leveraging. As of December 31, 2025, asset coverage (exclusive of preferred equity shares) was 704.8% and asset coverage (inclusive of preferred equity shares) was 352.0%. The Fund’s subsidiaries are parties to the borrowings described below.
JPM Credit Facility
The OCPC SPV closed on the JPM Credit Facility on May 5, 2021, which was most recently amended on June 2, 2025 to increase the maximum principal. The maximum principal amount of the JPM Credit Facility is $1,050,000, through financing commitments in tranches of advances (the “Tranche A Financing Commitment” and “Tranche B Financing Commitment”). Amounts available to borrow under the JPM Credit Facility is based on certain advance rates multiplied by the value of the OCPC SPV’s portfolio investments (subject to certain concentration limitations) and net of certain other indebtedness that the OCPC SPV may incur in accordance with the terms of the JPM Credit Facility. Proceeds of the JPM Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. The OCPC SPV may borrow amounts in U.S. dollars or certain other permitted currencies.
The OCPC SPV may borrow amounts under any tranche of the financing commitment, each of which has a maximum principal amount and applicable interest rate. The OCPC SPV also pays an unused commitment fee of 0.60% on undrawn amounts under the JPM Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the JPM Credit Facility while the letter of credit is outstanding.
The table below presents the principal amount and interest rate of each tranche.

Financing Commitment	Maximum Principal Amount	Currency Drawn	Reference Rate	Spread
Tranche A	$750,000	USD / Permitted Non-USD	Applicable Benchmark / Base Rate	2.05%
Tranche B	300,000	USD	Term SOFR / Applicable Base Rate	2.05%
Total	$1,050,000
The reinvestment period under the JPM Credit Facility will terminate on May 5, 2028, and the JPM Credit Facility will mature on May 5, 2029. During the period from May 5, 2028 to May 5, 2029, the OCPC SPV will be obligated to make mandatory prepayments under the JPM Credit Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.
Subject to certain exceptions, the JPM Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the OCPC SPV. The JPM Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the occurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature. As of December 31, 2025, the OCPC SPV was in compliance with all covenants and other requirements of the JPM Credit Facility.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

The JPM Credit Facility consisted of the following as of December 31, 2025:

	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
JPM Credit Facility	$1,050,000	$695,159	$354,841	$354,841
(1) The Unused Portion is the Total Facility less Borrowings Outstanding, an amount upon which unused commitment fees are based depending on daily spot and contract rates for CAD, EUR and GBP.
(2) The Amount Available for borrowing is based on the computation of collateral to support the borrowings less Borrowings Outstanding, and is subject to compliance with applicable covenants and financial ratios.
As of December 31, 2025, $9,931 of interest expense and $644 of unused commitment fees and administration fees were included in interest payable on borrowings in the Consolidated Statement of Assets and Liabilities.
During the year ended December 31, 2025, the Fund had borrowings on the JPM Credit Facility of $840,856 and repayments of $726,950. As of December 31, 2025, there were $695,159 in borrowings on the JPM Credit Facility outstanding. For the year ended December 31, 2025, the weighted average interest rate, inclusive of fees, was 6.41% and the average principal debt outstanding was $601,263.
For the year ended December 31, 2025, the OCPC SPV incurred $39,061 of interest expense, unused commitment fees, and administration fees, and $2,192 of amortization of deferred financing costs.
BofA Credit Facility
The Barracuda SPV closed on the BofA Credit Facility on January 6, 2025, which was most recently amended on August 29, 2025 to increase the maximum principal. The maximum principal amount of the BofA Credit Facility is $300,000. Amounts available to borrow under the BofA Credit Facility are based on certain advance rates multiplied by the value of the Barracuda SPV’s portfolio investments (subject to certain concentration limitations) and net of certain other indebtedness that the Barracuda SPV may incur in accordance with the terms of the BofA Credit Facility. Proceeds of the BofA Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. The Barracuda SPV may borrow amounts in U.S. dollars.
The interest on the outstanding principal balance of the BofA Credit Facility accrues at a per annum rate of SOFR plus 1.30%. The Barracuda SPV also pays an unused commitment fee of 1.30% on undrawn amounts below a minimum threshold equal to 75% of the maximum principal amount.
The reinvestment period under the BofA Credit Facility will terminate on January 6, 2028 and the BofA Credit Facility will mature on January 8, 2029. During the period from January 6, 2028 to January 8, 2029, the Barracuda SPV will be obligated to make mandatory prepayments under the BofA Credit Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.
Subject to certain exceptions, the BofA Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the Barracuda SPV. The BofA Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the occurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature. As of December 31, 2025, the Barracuda SPV was in compliance with all covenants and other requirements of the BofA Credit Facility.
The BofA Credit Facility consisted of the following as of December 31, 2025:

	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
BofA Credit Facility	$300,000	$225,000	$75,000	$75,000
(1) The Unused Portion is the Total Facility less Borrowings Outstanding.
(2) The Amount Available for borrowing is based on the computation of collateral to support the borrowings less Borrowings Outstanding, and is subject to compliance with applicable covenants and financial ratios.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

As of December 31, 2025, $2,686 of interest expense and $— of unused commitment fees were included in interest payable on borrowings in the Consolidated Statement of Assets and Liabilities.
During the year ended December 31, 2025, the Fund had borrowings on the BofA Credit Facility of $275,000 and repayments of $50,000. As of December 31, 2025, there were $225,000 in borrowings on the BofA Credit Facility outstanding. For the year ended December 31, 2025, the weighted average interest rate, inclusive of fees, was 5.61% and the average principal debt outstanding was $143,562.
For the year ended December 31, 2025, the Barracuda SPV incurred $8,167 of interest expense and unused commitment fees, and $49 of amortization of deferred financing costs.
Axos Note-On-Note Loan
On March 5, 2024, CTAC Bedford entered into a loan and security agreement with Axos Bank for a secured loan with a maximum principal amount of $30,291,471. Concurrently, CTAC Bedford, along with several other co-investors, made mortgage loans in the aggregate maximum principal amount of $140,000,000 to Bedford Beverly B LLC (the “Bedford Loan”), which is developing a 7-story mixed-use building comprised of rental apartment units, parking, and retail spaces in Brooklyn, New York (the “Project”). The Bedford Loan is advanced by CTAC Bedford, and other co-investors, to pay for costs in connection with the construction, development, operation and maintenance of the Project. The Axos Note-on-Note Loan is designed to reimburse CTAC Bedford for its periodic advances of its Bedford Loan to Bedford Beverly B LLC. The Axos Note-on-Note Loan is secured by a first priority security interest in CTAC Bedford’s interest in the Bedford Loan and a pledge by the Fund’s 100% membership interest in CTAC Bedford.
The interest on the outstanding principal balance of the Axos Note-on-Note Loan accrues at a per annum rate equal to the greater of (i) Term SOFR plus 4.50%, and (ii) 8.00%. The Axos Note-on-Note Loan has an initial maturity date of September 2, 2026, with options to extend. For each advance requested by Bedford Beverly B LLC, Axos Bank will advance 66.79% while the remaining 33.21% will be sourced from the Fund and other co-investors.
During the year ended December 31, 2025, CTAC Bedford incurred $2,010 of interest expense and $61 of amortization of deferred financing costs, which are included in interest expense and fees on borrowings in the Consolidated Statement of Operations. In addition, $222 of interest expense was included in interest payable on borrowings in the Consolidated Statement of Assets and Liabilities. As of December 31, 2025, the outstanding balance of the Axos Note-on-Note Loan was $27,686. For the year ended December 31, 2025, the weighted average interest rate, inclusive of fees, was 8.87% and the average principal debt outstanding was $22,357.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

8. MANDATORY REDEEMABLE PREFERRED SHARES
The Fund authorized and issued eleven series of preferred shares, with a $0.001 par value per share and a liquidation preference of $25 per share, classified and designated as Series A Mandatory Redeemable Preferred Shares (the “Series A MRP Shares”), Series B Mandatory Redeemable Preferred Shares (the “Series B MRP Shares”), Series C Mandatory Redeemable Preferred Shares (the “Series C MRP Shares”), Series D Mandatory Redeemable Preferred Shares (the “Series D MRP Shares”), Series E Mandatory Redeemable Preferred Shares (the “Series E MRP Shares”), Series F Mandatory Redeemable Preferred Shares (the “Series F MRP Shares”), Series G Mandatory Redeemable Preferred Shares (the “Series G MRP Shares”), Series H Mandatory Redeemable Preferred Shares (the “Series H MRP Shares”), Series I Mandatory Redeemable Preferred Shares (the “Series I MRP Shares”), Series J Mandatory Redeemable Preferred Shares (the “Series J MRP Shares”), and Series K Mandatory Redeemable Preferred Shares (the “Series K MRP Shares” and together the “MRP Shares”). The table below summarizes the details of the Fund’s MRP Shares.

	Initial Issuance Date	Redemption Date	Dividend Rate	Share Amount	Price Per Share	Total Raise
Series A MRP Shares	3/7/2022 (1)	3/7/2027	3.66%	6,000,000	$25.00	$150,000
Series B MRP Shares	3/7/2022 (2)	3/7/2029	3.90%	2,000,000	25.00	50,000
Series C MRP Shares	9/1/2022 (3)	9/1/2027	6.00%	4,000,000	25.00	100,000
Series D MRP Shares	6/14/2023 (4)	10/2/2026	7.02%	2,000,000	25.00	50,000
Series E MRP Shares	6/14/2023 (4)	10/2/2028	7.07%	2,000,000	25.00	50,000
Series F MRP Shares	5/16/2024 (5)	11/16/2027	6.55%	2,000,000	25.00	50,000
Series G MRP Shares	5/16/2024 (6)	9/17/2029	6.60%	4,000,000	25.00	100,000
Series H MRP Shares	5/16/2024 (6)	9/16/2031	6.75%	4,000,000	25.00	100,000
Series I MRP Shares	3/20/2025 (7)	9/9/2030	5.84%	4,000,000	25.00	100,000
Series J MRP Shares	3/20/2025 (7)	9/8/2032	6.00%	4,000,000	25.00	100,000
Series K MRP Shares	3/20/2025 (8)	4/2/2035	6.11%	4,000,000	25.00	100,000
Total						$950,000
(1)$38 million funded on March 7, 2022 and $112 million funded on May 11, 2022.
(2)$12 million funded on March 7, 2022 and $38 million funded on May 11, 2022.
(3)$75 million funded on September 1, 2022 and $25 million funded on November 9, 2022.
(4)Funded on October 2, 2023.
(5)Funded on November 18, 2024.
(6)Funded on September 16, 2024.
(7)Funded on September 8, 2025.
(8)Funded on April 2, 2025.
Each holder of MRP Shares is entitled to a liquidation preference of $25.00 per share (the “Liquidation Value”), plus an amount equal to all accumulated and unpaid dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full. With respect to distributions, including the payment of dividends and distribution of the Fund’s assets upon dissolution, liquidation or winding up, the MRP Shares are senior to all other classes and series of common shares of beneficial interest and rank on parity with any other preferred shares.
The holders of MRP Shares are entitled to receive quarterly cumulative cash dividends, at the rate per annum equal to the Dividend Rate of each series of MRP Shares, with certain adjustments for changes in a series' rating (collectively, the “Applicable Rate”). Dividends on MRP Shares accumulate from and include the original issue date. Dividends on the MRP Shares are accrued daily, payable quarterly, and are included in Interest expense and fees on borrowings on the Consolidated Statement of Operations. For the year ended December 31, 2025, $45,430 of dividend expense was included in interest expense and fees on borrowings on the Consolidated Statement of Operations. Costs incurred in connection with the issuance of the MRP Shares are being amortized to expense over the life of each series of MRP Shares. For the year ended December 31, 2025, the Fund recorded $1,589 of amortization of deferred issuance costs related to the MRP Shares.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

The Fund entered into interest rate swap contracts to better align the interest rates of its MRP Shares with the Fund’s investment portfolio, which consists of predominately floating rate loans. The notional amount of the interest rate swaps are $750,000 and match the applicable maturity dates; see Note 4, Derivative Instruments, for MRP Shares hedging details.
The table below summarizes the swap adjusted interest expense for the year ended December 31, 2025, which is included as a component of interest expense and fees on borrowings in the Consolidated Statement of Operations.

For the Year Ended December 31, 2025
Dividends paid on MRP Shares	$45,430
Amortization of deferred financing costs	1,589
Net proceeds paid (received) from interest rate swaps designated as a hedge	2,745
Fair value change difference between (a) interest rate swaps while designated as a hedge and (b) the hedged risk on the MRP Shares	1,038
Swap adjusted interest expense on MRP Shares	$50,802
The MRP Shares are recorded net of unamortized deferred issuance costs and included as a liability on the Consolidated Statement of Assets and Liabilities. As of December 31, 2025, the carrying value of the MRP Shares was $946,446. The table below summarizes the components of the carrying value of the MRP Shares.

As of December 31, 2025
Liquidation preference (1)	$950,000
Less: Unamortized deferred issuance costs	(6,017)
Plus: Hedge basis adjustment	2,463
Carrying value of MRP Shares	$946,446

(1) Based on outstanding funded MRP Shares as of the period end.
The outstanding shares of MRP Shares are subject to redemption at any time by notice of such redemption on a date selected by the Fund for such redemption (the “Redemption Date”). If the Fund elects to cause the redemption of the MRP Shares, each MRP Share will be redeemed for a price equal to 100% of such share’s Liquidation Value, plus an amount equal to accumulated but unpaid dividends and other distributions on the MRP Shares (whether or not earned or declared by the Fund, but excluding interest thereon), to, but excluding, the Redemption Date, plus the amount equal to the excess, if any, of the discounted value of the remaining scheduled payments with respect to the Liquidation Value of such MRP Share over the amount of such Liquidation Value; provided, however, the Fund may, at its option (i) redeem the MRP Shares within 90 days prior to the Term Redemption Date of each series of MRP Shares, at the Liquidation Value plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to, but excluding the Term Redemption Date.
The MRP Shares are not convertible into any other class or series of shares. Except for matters which do not require the vote of holders of MRP Shares under the Investment Company Act and except as otherwise provided in the Fund's Declaration of Trust or bylaws, or as otherwise required by applicable law, each holder of MRP Shares shall be entitled to one vote for each MRP Share held on each matter submitted to a vote of shareholders of the Fund, and holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders. However, the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interests of the Fund, to elect two Trustees of the Fund at all times. In addition, the holders of the outstanding preferred shares and common shares, voting together as a single class, shall elect the balance of the Trustees. However, the number of Trustees constituting the Board shall automatically increase by the smallest number that, when added to the two Trustees elected exclusively by the holders of outstanding preferred shares would constitute a majority of the Board as so increased by such smallest number, and the holders of preferred shares shall be entitled, voting as a class on a one vote per share basis (to the exclusion of the holders of all other securities and classes of shares of the Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect if: (i) at the close of business on any dividend payment date

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

accumulated dividends (whether or not earned or declared) on preferred shares equal to at least two full years’ dividends shall be due and unpaid; or (ii) if at any time holders of any shares of preferred shares are entitled under the Investment Company Act, to elect a majority of the Trustees of the Fund.
9. COMMITMENTS AND CONTINGENCIES
As of December 31, 2025, the Fund had unfunded commitments to fund delayed draw and revolving debt of $459,344 and $149,349, respectively, along with equity investments of $5,839. The fair value of the unfunded positions is included in the investments at fair value on the Consolidated Statement of Assets and Liabilities.

Investments	Type	Footnote	Unused Rate	Par / Principal Amount	Fair Value
1251 Insurance Distribution Platform Payco, LP	Revolver		0.50%	$2,133	$(22)
AAH Topco, LLC	Delayed Draw		1.00%	$700	$(4)
Addev Group, Inc.	Delayed Draw	(1)	—%	$5,222	$(104)
Advanced Web Technologies Holding Company	Delayed Draw		1.00%	$1,232	$(13)
Advanced Web Technologies Holding Company	Revolver		0.50%	$796	$(9)
Align Precision Group, LLC	Delayed Draw		1.00%	$337	$—
Allied Benefit Systems Intermediate, LLC	Delayed Draw		1.00%	$5,079	$(29)
Alpine Acquisition Corp. II	Revolver		0.50%	$695	$(376)
AmpersCap LLC	Delayed Draw		1.00%	$30,330	$(301)
AP Plastics Acquisition Holdings, LLC	Delayed Draw		1.00%	$580	$(1)
AP Plastics Acquisition Holdings, LLC	Revolver		0.50%	$220	$—
Apex Companies Holdings, LLC	Delayed Draw		1.00%	$22,133	$(145)
Applied Technical Services, LLC	Delayed Draw		2.00%	$378	$(3)
Applied Technical Services, LLC	Delayed Draw		1.00%	$1,260	$(10)
Applied Technical Services, LLC	Revolver		0.50%	$2,318	$(19)
Appriss Health, LLC	Revolver		0.50%	$965	$—
Artifact Bidco, Inc.	Delayed Draw		0.50%	$4,310	$—
Artifact Bidco, Inc.	Revolver		0.40%	$3,079	$—
Ascend Buyer, LLC	Revolver		0.50%	$2,105	$(5)
Associations, Inc.	Delayed Draw		—%	$1,734	$9
Associations, Inc.	Revolver		0.50%	$2,441	$—
Athlete Buyer, LLC	Revolver		0.50%	$569	$(68)
Atlas US Finco, Inc.	Revolver		0.50%	$1,740	$—
AuditBoard, Inc.	Revolver		0.50%	$2,857	$(3)
Azurite Intermediate Holdings, Inc.	Revolver		0.50%	$2,385	$—
Bedford Beverly B, LLC	Delayed Draw		—%	$3,901	$—
Bianalisi S.p.A.	Delayed Draw	(1)	1.30%	$6,516	$(130)
Big Bus Tours Bidco Ltd.	Delayed Draw		1.50%	$1,751	$(48)
Bingo Group Buyer, Inc.	Delayed Draw		—%	$5,515	$(47)
Bingo Group Buyer, Inc.	Revolver		0.50%	$993	$(9)
Birsa S.p.A.	Delayed Draw	(1)	1.30%	$3,355	$(50)
Bullhorn, Inc.	Delayed Draw		1.00%	$1,387	$(5)
Bullhorn, Inc.	Revolver		0.50%	$1,198	$(4)
BusinesSolver.com, Inc.	Delayed Draw		—%	$1,615	$(8)
BusinesSolver.com, Inc.	Revolver		0.50%	$719	$(4)
CABF Guild 2025-1 Intermediary, LLC	Delayed Draw		—%	$18,184	$—
Celerion Buyer, Inc.	Revolver		0.50%	$125	$(1)
Cliffwater LLC	Revolver		0.50%	$2,599	$(2)
CoreWeave Compute Acquisition Co., IV, LLC	Delayed Draw		—%	$4,317	$(65)
Coupa Holdings, LLC	Delayed Draw		1.00%	$578	$3
Coupa Holdings, LLC	Revolver		0.50%	$443	$—
CST Holding Company	Revolver		0.50%	$235	$1
Dance Midco S.a.r.l.	Delayed Draw	(1)	1.00%	$10,369	$(104)
Deerfield Dakota Holding, LLC	Revolver		0.50%	$5,555	$(56)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

Investments	Type	Footnote	Unused Rate	Par / Principal Amount	Fair Value
Denali Intermediate Holdings, Inc.	Revolver		0.50%	$719	$(7)
Denali Midco 2, LLC	Delayed Draw		2.00%	$8,013	$(47)
Diligent Corporation	Delayed Draw		1.00%	$5,160	$(78)
Diligent Corporation	Revolver		0.50%	$2,631	$(40)
Dwyer Instruments, Inc.	Revolver		0.50%	$3,471	$—
Einstein Parent, Inc.	Revolver		0.50%	$4,713	$(50)
Ellkay, LLC	Revolver		0.50%	$986	$(7)
Embark Intermediate Holdings, LLC	Delayed Draw		1.00%	$4,762	$(47)
Embark Intermediate Holdings, LLC	Revolver		0.50%	$1,143	$(11)
Enkindle Ltd.	Delayed Draw	(1)	1.00%	$3,111	$(70)
Enverus Holdings, Inc.	Delayed Draw		1.00%	$1,668	$(6)
Enverus Holdings, Inc.	Delayed Draw		—%	$804	$(3)
Enverus Holdings, Inc.	Revolver		0.50%	$2,051	$(8)
Espresso Bidco Inc.	Delayed Draw		0.50%	$6,422	$(8)
Espresso Bidco Inc.	Revolver		0.50%	$2,854	$(4)
Essential Services Holding Corp.	Delayed Draw		1.00%	$5,948	$(17)
Essential Services Holding Corp.	Revolver		0.50%	$2,231	$(6)
EVODC Evocative, LLC	Delayed Draw		2.00%	$4,690	$—
Excel Fitness Holdings, Inc.	Delayed Draw		1.00%	$1,869	$(8)
Excel Fitness Holdings, Inc.	Revolver		0.50%	$401	$(2)
Excelitas Technologies Corp.	Delayed Draw		1.00%	$7,411	$—
Excelitas Technologies Corp.	Revolver		0.40%	$1,940	$—
FPG Intermediate Holdco, LLC	Delayed Draw		—%	$4	$—
Fullsteam Operations LLC	Delayed Draw		1.00%	$2,721	$(27)
Fullsteam Operations LLC	Revolver		0.50%	$907	$(9)
Galileo Parent, Inc.	Revolver		0.50%	$2,474	$—
Greenhouse Software, Inc.	Revolver		0.50%	$802	$—
GS AcquisitionCo, Inc.	Delayed Draw		1.00%	$294	$—
GS AcquisitionCo, Inc.	Revolver		0.50%	$411	$—
Guggenheim Investments Private Debt Fund IV Rated Note Feeder, LLC	Delayed Draw		0.50%	$10,289	$(155)
Gymspa SAS	Delayed Draw	(1)	1.80%	$1,627	$(20)
Hadrian Acquisition Limited	Delayed Draw	(1)	2.30%	$3,222	$8
Heartland Home Services, Inc.	Revolver		0.50%	$385	$(9)
Hercules Borrower, LLC	Revolver		0.40%	$720	$—
HIG Intermediate, Inc.	Delayed Draw		0.50%	$14,049	$(71)
Holding Argon	Delayed Draw	(1)	1.00%	$12,028	$(90)
Hoosier Intermediate, LLC	Revolver		0.40%	$1,800	$—
Horizon Avionics Buyer, LLC	Delayed Draw		0.50%	$316	$(2)
Horizon Avionics Buyer, LLC	Revolver		0.50%	$130	$(1)
HS Spa Holdings Inc.	Revolver		0.50%	$962	$(11)
Hyphen Solutions, LLC	Delayed Draw		1.00%	$837	$(4)
Hyphen Solutions, LLC	Revolver		0.50%	$502	$(3)
IceFall Parent, Inc.	Revolver		0.30%	$1,240	$—
iCIMS, Inc.	Revolver		0.50%	$1,634	$(29)
IEM New Sub 2, LLC	Delayed Draw		—%	$3,293	$(16)
IG Investments Holdings, LLC	Revolver		0.50%	$325	$—
IQN Holding Corp.	Revolver		0.40%	$171	$(1)
Iron Infinity Buyer Sub, Inc.	Delayed Draw		—%	$10,231	$(28)
Iron Infinity Buyer Sub, Inc.	Revolver		—%	$4,213	$(11)
Janney Montgomery Scott, LLC	Delayed Draw		1.60%	$929	$6
L Catterton Direct Lending Fund Rated Feeder LP	Delayed Draw		—%	$24,378	$8
LDS Intermediate Holdings, LLC	Delayed Draw		1.00%	$7,796	$(25)
LDS Intermediate Holdings, LLC	Revolver		0.50%	$4,155	$(13)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

Investments	Type	Footnote	Unused Rate	Par / Principal Amount	Fair Value
Leo BuyerCo, LLC	Delayed Draw		1.00%	$2,571	$(26)
Leo BuyerCo, LLC	Revolver		0.50%	$2,057	$(21)
Lofty Brickell, LLC	Delayed Draw		0.50%	$23,256	$(233)
Material Holdings, LLC	Delayed Draw		—%	$1,064	$—
Material Holdings, LLC	Revolver		—%	$144	$—
Meca Dev SAS	Delayed Draw	(1)	—%	$10,728	$(295)
Medical Manufacturing Technologies, LLC	Revolver		0.50%	$2,603	$—
Merative LP	Delayed Draw		0.50%	$5,647	$—
Merative LP	Revolver		0.50%	$4,941	$—
Monarch Buyer, Inc.	Delayed Draw		0.50%	$6,673	$(68)
Monarch Buyer, Inc.	Revolver		0.50%	$3,246	$(33)
More Cowbell II, LLC	Delayed Draw		0.50%	$1,112	$—
More Cowbell II, LLC	Revolver		0.50%	$2,225	$(1)
National Mentor Holdings, Inc.	Delayed Draw		—%	$1,500	$1
NEFCO Holding Company, LLC	Revolver		0.50%	$2,447	$—
North Haven Fairway Buyer, LLC	Delayed Draw		1.00%	$2,886	$(22)
North Haven Fairway Buyer, LLC	Revolver		0.50%	$687	$(5)
NPA 2023 Holdco, LLC	Delayed Draw		—%	$3,028	$—
Nuzoa Bidco, S.L.U.	Delayed Draw	(1)	1.30%	$3,387	$(51)
Oak Purchaser, Inc.	Delayed Draw		0.50%	$1,373	$(14)
Oak Purchaser, Inc.	Revolver		0.50%	$824	$(2)
OEConnection, LLC	Delayed Draw		0.50%	$6,673	$(33)
OEConnection, LLC	Revolver		0.50%	$1,757	$(9)
OEI, Inc.	Delayed Draw		—%	$10,651	$(80)
OEI, Inc.	Revolver		0.50%	$4,260	$(32)
OnePoint SAS	Delayed Draw	(1)	2.20%	$8,626	$(44)
Optimizely North America, Inc.	Revolver		0.50%	$1,023	$(17)
Orthrus Ltd.	Delayed Draw	(1)	0.50%	$2,269	$(23)
PAM Bidco Ltd.	Delayed Draw	(1)	3.20%	$2,754	$(28)
PAM Bidco Ltd.	Delayed Draw	(1)	2.20%	$9,429	$(118)
PDI TA Holdings, Inc.	Revolver		0.50%	$618	$(17)
PF Atlantic Holdco 2, LLC	Delayed Draw		1.00%	$5,683	$—
PF Atlantic Holdco 2, LLC	Revolver		0.50%	$1,724	$—
Pinnacle Buyer, LLC	Delayed Draw		—%	$484	$2
Portugal Street East Limited	Delayed Draw	(1)	2.00%	$5,447	$—
PPV Intermediate Holdings, LLC	Delayed Draw		1.00%	$7,901	$—
PPV Intermediate Holdings, LLC	Revolver		0.50%	$593	$(1)
Prophix Software Inc.	Delayed Draw		—%	$1,541	$(2)
Prophix Software Inc.	Revolver		0.50%	$322	$(1)
Propio LS, LLC	Revolver		0.50%	$46	$—
PROS Parent, Inc.	Revolver		0.40%	$3,198	$(8)
PXO Holdings I Corp.	Revolver		0.50%	$979	$(16)
QBS Parent, Inc.	Delayed Draw		—%	$5,288	$33
QBS Parent, Inc.	Revolver		0.50%	$4,752	$—
Radwell Parent LLC	Revolver		0.40%	$1,163	$—
Raven Acquisition Holdings, LLC	Delayed Draw		0.50%	$556	$2
Rialto Management Group, LLC	Revolver		0.50%	$1,462	$—
Rome Bidco Ltd.	Delayed Draw	(1)	2.70%	$785	$16
Rotation Buyer, LLC	Delayed Draw		1.00%	$1,692	$(15)
Rotation Buyer, LLC	Revolver		0.50%	$762	$(7)
Santiago Holdings, LP	Equity	(2)	—%	$181	$—
Savor Acquisition, Inc.	Delayed Draw		—%	$259	$1
SCHP Purchaser, Inc.	Revolver		0.50%	$2,067	$(20)
SCP Eye Care HoldCo, LLC	Delayed Draw		1.00%	$92	$—

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

Investments	Type	Footnote	Unused Rate	Par / Principal Amount	Fair Value
SCP Eye Care HoldCo, LLC	Revolver		0.50%	$19	$—
Seahawk Bidco, LLC	Delayed Draw		1.00%	$2,476	$6
Seahawk Bidco, LLC	Delayed Draw		—%	$11,928	$(60)
Seahawk Bidco, LLC	Revolver		0.50%	$3,499	$—
Sigma Irish AcquiCo Ltd.	Delayed Draw		0.50%	$3,859	$(48)
Smarsh, Inc.	Delayed Draw		1.00%	$1,020	$—
Smarsh, Inc.	Revolver		0.50%	$469	$—
Speciality Pharma III Inc.	Revolver		0.50%	$3,176	$(16)
Speedstar Holding, LLC	Delayed Draw		1.00%	$1,314	$(51)
Spotless Brands, LLC	Delayed Draw		1.00%	$10,071	$(66)
Spotless Brands, LLC	Revolver		0.50%	$877	$—
Summit Bidco, Inc.	Delayed Draw	(1)	1.00%	$4,141	$(40)
Summit Bidco, Inc.	Revolver	(1)	0.50%	$2,103	$(20)
Tank Holding Corp.	Revolver		0.40%	$1,655	$(132)
The Chartis Group, LLC	Delayed Draw		1.00%	$7,967	$—
The Chartis Group, LLC	Revolver		0.50%	$4,780	$48
Total Power Limited	Delayed Draw	(1)	1.00%	$1,501	$(12)
Total Power Limited	Revolver	(1)	0.50%	$2,024	$(16)
Trio Bidco, Inc.	Delayed Draw		—%	$667	$1
Tufin Software North America, Inc.	Revolver		0.50%	$3,100	$(12)
UFT Buyer LLC	Delayed Draw		—%	$5,263	$(53)
UFT Buyer LLC	Revolver		0.50%	$1,974	$(20)
Vensure Employer Services, Inc.	Delayed Draw		0.50%	$1,172	$(12)
Victors Purchaser, LLC	Delayed Draw		—%	$532	$(3)
Victors Purchaser, LLC	Revolver		0.50%	$925	$(5)
Whitney Merger Sub, Inc.	Revolver		0.50%	$2,448	$(24)
Wineshipping.com, LLC	Revolver		0.50%	$214	$(59)
Wineshipping.com, LLC	Delayed Draw		—%	$1,384	$(384)
YLG Holdings, Inc.	Delayed Draw		0.50%	$39	$—
YLG Holdings, Inc.	Revolver		0.50%	$45	$—
Zippy Shell Incorporated	Equity	(3)	—%	$5,658	$(142)
Unfunded Commitments Total				$614,532	$(4,861)
(1) Par / Principal Amount is converted to USD using the applicable exchange rate: USD/CAD of 1.37, USD/EUR of 0.85, or USD/GBP of 0.74.
(2) Par / Principal Amount is based on the issuance price of $1.00 per share.
(3) Par / Principal Amount is based on the issuance price of $56.34 per share.
The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

10. SHARES OF BENEFICIAL INTEREST
The following table summarizes transactions in shares of beneficial interest during the year ended December 31, 2025 and the year ended December 31, 2024:

	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Amount	Shares	Amount
CLASS A
Sold	14,339,991	$120,223	11,718,717	$100,030
Dividends and/or distributions reinvested	1,551,924	12,975	1,007,297	8,592
Repurchased	(1,900,114)	(15,912)	(681,063)	(5,805)
Net increase (decrease)	13,991,801	$117,286	12,044,951	$102,818
CLASS I
Sold	36,111,054	$304,219	27,024,041	$231,584
Dividends and/or distributions reinvested	2,435,573	20,458	2,340,119	20,042
Repurchased	(31,981,918)	(267,950)	(8,731,567)	(74,840)
Net increase (decrease)	6,564,709	$56,727	20,632,593	$176,786
CLASS L
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	4,791	40	5,745	49
Repurchased	(4,106)	(34)	—	—
Net increase (decrease)	685	$6	5,745	$49
CLASS M
Sold	15,713,838	$132,652	12,394,397	$106,222
Dividends and/or distributions reinvested	1,640,168	13,780	1,121,274	9,605
Repurchased	(2,708,306)	(22,790)	(1,904,404)	(16,352)
Net increase (decrease)	14,645,700	$123,642	11,611,267	$99,475
CLASS N
Sold	82,109,080	$688,898	88,530,878	$755,070
Dividends and/or distributions reinvested	8,537,813	71,365	7,279,632	62,052
Repurchased	(42,475,243)	(355,577)	(23,834,720)	(203,128)
Net increase (decrease)	48,171,650	$404,686	71,975,790	$613,993
CLASS U
Sold	25,541,478	$215,780	34,595,028	$296,795
Dividends and/or distributions reinvested	5,207,485	43,784	3,739,575	32,060
Repurchased	(6,281,899)	(52,861)	(1,695,617)	(14,554)
Net increase (decrease)	24,467,064	$206,703	36,638,986	$314,301
CLASS Y
Sold	597	$5	585	$5
Dividends and/or distributions reinvested	3,419	29	3,393	29
Repurchased	—	—	—	—
Net increase (decrease)	4,016	$34	3,978	$34
The Fund has the authority to issue unlimited shares of beneficial interest of each class, $0.001 per share par value. The Fund's shares are offered on a daily basis, and subject to applicable law, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding common shares of beneficial interest (“Shares”) at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased; however, the Fund may, but is not required to, repurchase an additional amount of Shares, not to exceed 2% of its outstanding Shares on the expiration of the repurchase offer. The Fund does not currently intend to list its Shares for trading on any national securities exchange.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

The following table summarizes the share repurchases completed during the year ended December 31, 2025:

Repurchase Pricing Date (1)	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased(2)
January 10, 2025	7,868,244	$8.53	$67,121	23,574,588	5.00%	1.67%
April 8, 2025	35,149,397	8.33	292,711	25,862,002	5.00%	6.80%
July 8, 2025	23,404,023	8.39	196,409	26,542,431	5.00%	4.41%
October 7, 2025	17,341,562	8.39	145,547	27,701,772	5.00%	3.13%
Total	83,763,226		$701,788
(1) Quarterly repurchases offered by the Fund occur in the months of January, April, July and October. Please refer to Note 14, Subsequent Events, for repurchases completed subsequent to the year ended December 31, 2025.
(2) The repurchase offer for April 8, 2025 was oversubscribed and the Fund elected to repurchase the full amount requested by shareholders.
11. SEGMENT REPORTING
The Fund operates through a single operating and reporting segment with an investment objective to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. The chief operating decision maker (“CODM”) is the Fund’s Principal Executive Officer. The CODM assesses the performance of the Fund and makes operating decisions on a consolidated basis, primarily based on the Fund’s Net Increase in Net Assets Resulting from Operations (“Net Income”) as reported on the accompanying Consolidated Statement of Operations. The CODM utilizes Net Income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders, implementing investment policy decisions, strategic initiatives, and managing and assessing the Fund’s portfolio. The CODM assesses performance for the segment and determines how to allocate resources based on Net Income. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as Total assets and the significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
12. LITIGATION
The Fund may become party to certain lawsuits in the ordinary course of business. The Fund does not believe that the outcome of current matters, if any, will materially impact the Fund or its consolidated financial statements. As of December 31, 2025, the Fund was not subject to any material legal proceedings, nor, to the Fund’s knowledge, is any material legal proceeding threatened against the Fund.
In addition, portfolio investments of the Fund could be the subject of litigation or regulatory investigations in the ordinary course of business. The Fund does not believe that the outcome of any current contingent liabilities of its portfolio investments, if any, will materially affect the Fund or these consolidated financial statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

13. TAX
The Fund has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of December 31, 2025.
In the normal course of business, the Fund is subject to examination by federal and certain state, local and foreign tax regulators. The Fund’s tax returns filed for years ended December 31, 2024, December 31, 2023 and December 31, 2022 can be subject to examination.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments. A portion of the capital loss carryforward is subject to limitations in future years under the Code and related regulations.

As of December 31, 2025
Undistributed ordinary income	$—
Accumulated loss carryforwards	(74,719)
Other temporary differences	(21,357)
Net tax basis unrealized appreciation (depreciation)	(78,230)
Retained earnings (Accumulated deficit)	$(174,306)
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in-Capital	Increase to Retained Earnings
$0	$0
The tax character of dividends declared of $374,673 and $330,117 for the years ended December 31, 2025 and 2024, respectively, is ordinary income.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the partnerships, wash sales, mark-to-market on currency subject to section 988 and Passive Foreign Investment Company adjustments.

For the Year Ended December 31, 2025
Federal tax cost of securities	$6,670,010
Gross unrealized appreciation	144,156
Gross unrealized depreciation	(145,569)
Net unrealized depreciation	$(1,413)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(amounts in thousands, except share and per share data, unless otherwise indicated)

14. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.
The Fund commenced a quarterly repurchase offer beginning on November 25, 2025 and ending on January 6, 2026 (the “Repurchase Pricing Date”). The following table summarizes the share repurchases completed following the Repurchase Pricing Date.

Repurchase Pricing Date	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
January 6, 2026	28,555,902	$8.30	$236,903	28,967,474	5.00%	4.93%
On February 10, 2026, the Fund amended its BofA Credit Facility (the “Amendment”). Among other terms, the Amendment increased the maximum principal amount by $100,000, bringing the new maximum to $400,000.
Subsequent to December 31, 2025, the Fund began conducting a private offering of preferred shares to certain institutional investors. No assurances can be given as to what terms this will take place on or how much capital, if any, the Fund will raise.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Carlyle Tactical Private Credit Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Carlyle Tactical Private Credit Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2025, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2025, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the custodians, counterparties and management of the portfolio companies, debt agents, and brokers, as applicable; when replies were not received from the custodians, counterparties and management of the portfolio companies, debt agents, and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

New York, NY
February 26, 2026

FEDERAL INCOME TAX INFORMATION (Unaudited)
(amounts in thousands, except share and per share data, unless otherwise indicated)
In early 2026, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2025.
Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $232,109 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend. In accordance with Sec. 163(j) interest related dividends (“BII%”) passed through to shareholders for the reporting period was 90.64%.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO SCHEDULES OF INVESTMENTS (Unaudited)
The Fund has adopted Portfolio Proxy Voting Policies and Guidelines whereby it has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund (“portfolio proxies”) to the Adviser as part of the Adviser's general management of the Fund's portfolio, subject to the continuing oversight of the Board. The Adviser votes portfolio proxies in accordance with its proxy voting policies and procedures, which are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.
The right to vote a portfolio proxy is an asset of the Fund. The Adviser acts as a fiduciary of the Fund and must vote portfolio proxies in a manner consistent with the best interest of the Fund and its shareholders. As part of this duty, the Adviser recognizes that it must vote portfolio proxies in a timely manner free of conflicts of interest and in what it perceives to be the best interest of the Fund and its shareholders.
The Adviser’s proxy voting decisions will be made by its investment committee. The Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Adviser will generally vote against proposals that may have a negative impact on Fund portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
To ensure that the vote is not the product of a conflict of interest, the Adviser requires that: (1) anyone involved in the decision making process disclose to the Adviser’s investment committee, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The Fund and Adviser’s policies and procedures collectively describe how the Fund votes portfolio proxies. A summary description of the Fund and Adviser’s proxy voting policies and procedures is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, (ii) through the Fund's website at www.CarlyleTacticalCredit.com and (iii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646 or emailing the Fund at carlyle.ai@dstsystems.com and (ii) on the SEC’s website at www.sec.gov.

MANAGEMENT OF THE FUND (Unaudited)
The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of four members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary.
Board of Trustees and Officers
Trustees

Name, Address (1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee
Interested Trustee (2)
Brian Marcus (1983)	Trustee, President, Principal Executive Officer & Chief Risk Officer	Indefinite Length – since May 2025	Partner, The Carlyle Group (since 2024); Managing Director, The Carlyle Group (2021-2023); Principal, The Carlyle Group (2018 -2020)	1	None
Independent Trustees
Mark Garbin (1951)	Trustee	Indefinite Length – since Inception	Managing Principal, Coherent Capital Management LLC (since 2008)	2	Independent Trustee of Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA CLO Enhanced Equity II Genpar LLP (since 2021); Carlyle Credit Income Fund (since 2023); iCapital Altair Eagle Funds (since 2024); iDirect Private Markets Fund (2014-2024)
Sanjeev Handa (1961)	Trustee	Indefinite Length – since Inception	Managing Member, Old Orchard Lane, LLC (since 2014); Adjunct Professor, Fairfield University (since 2020)	2	Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021); Audit Committee Chair and Independent Trustee of Total Fund Solution (since 2023); Audit Committee Chair and Independent Trustee of Carlyle Credit Income Fund (since 2023); Independent Director of OHA CLO Enhanced Equity III Genpar LLP (since 2024); Advisory Board Member of White Oak Partners (2021-2025); Independent Director of Alti Private Equity and Commitments Access Fund (2023-2023)
Joan McCabe (1955)	Trustee	Indefinite Length – since Inception	Managing Member, JMYME, LLC (since 2020)	2	Board member of Gulfstream Goodwill, Inc. (Member since 2017, Chair: 2021-2024, Vice Chair since 2026); Board member of Gulfstream Goodwill Academy, Inc. (since 2018); Member of Governing Council of Independent Directors Council (since 2025); Board member of Elevation Brands (2017-2022); Board member of Sensible Organics (2017-2021); Board member of Goodwill International, Inc. (2015-2021)
(1) The address of each Trustee is care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
(2) “Interested person,” as defined in the Investment Company Act, of the Fund. Mr. Marcus is an interested person of the Fund due to his affiliation with the Adviser.
(3) The portfolios of the “Fund Complex” are the Fund and Carlyle Credit Income Fund.

Officers

Name, address (1), age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Craig Hempstead (1971)	Principal Financial Officer	Indefinite Length – since March 2023	Managing Director, Carlyle Group (since 2022); Managing Director, Goldman Sachs (2010 – 2022)
Nelson Joseph (1979)	Treasurer and Principal Accounting Officer	Indefinite Length – since March 2023	Principal, Carlyle Group (since 2023); Director, Apollo Global Management LLC (2016 – 2022)
Joshua Lefkowitz (1974)	Secretary; Chief Legal Officer	Indefinite Length – since April 2020	Managing Director and Chief Legal Officer (Global Credit), Carlyle Group (since 2018)
Teresa Jung (1992)	Chief Compliance Officer	Indefinite Length – since May 2024	Vice President and Regulated Fund Attorney, Carlyle Group (since 2020)
(1) The address of each officer is care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Biographical Information and Discussion of Experience and Qualifications, etc.
The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Annual Report, that each Trustee should serve as a Trustee of the Fund.
Interested Trustee
Brian Marcus. Brian Marcus has over 20 years of experience in highly regulated financial markets. Additionally, he is the Head of Cross Platform Investing at Carlyle Global Credit Investment Management L.L.C. and a Partner of The Carlyle Group. He also focuses on strategic growth opportunities for the Global Credit platform of The Carlyle Group (the ultimate parent company of CGCIM). He also helped develop TCG Capital Markets and has been involved in acquisitions of credit management platforms. Prior to coming to Carlyle, Mr. Marcus was with Morgan Stanley in the Principal Investments area, which used the firm’s capital in a diverse array of investments including private equity, distressed debt, and mezzanine. In this role, Mr. Marcus served as a director on a number of Boards. Previously, Mr. Marcus worked at Lehman Brothers in the mergers and acquisitions group. He received a B.S. in Economics from the Wharton School of the University of Pennsylvania and currently holds Series 7, 55 and 63 licenses.
Independent Trustees
Mark Garbin. Mark Garbin has over 30 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin is a CFA Charterholder and holds advanced degrees in international business, negotiation and derivatives.
Sanjeev Handa. Sanjeev Handa has over 30 years of experience in the financial industry sector, including global experience in the financial, real estate and securitization markets. In addition to his responsibilities on the boards of CTAC and CCIF, Mr. Handa serves, as an independent trustee, on the board of Total Fund Solution (since 2023) and chairs the audit committee. He also serves, as an independent director, on the boards of certain affiliates of Oak Hill Advisors. He serves on the board of the Mutual Fund Directors Forum (since 2022). Mr. Handa previously served as a member of the Investment Committee of the board of The Cooper Union for Advancement of Science and Art (from 2016-2024), as a board member of Greenpath Financial Wellness (2017-2022) and a board member of Fitch Ratings, Inc. and certain of its affiliates thereof (2015-2020). Mr. Handa has extensive experience with respect to investments as well as to compliance and corporate governance matters as a result of, among other things, his service as an established board member.
Joan McCabe. Joan McCabe has over 30 years of financial and corporate experience, including investing in private equity along with debt financings for those private equity investments. Ms. McCabe is a graduate of Yale College and Harvard Business School. She began her career on Wall Street, where she was a Managing Director on Wall Street at Kidder Peabody, Drexel Burnham Lambert and Paine Webber. She was involved in private equity for over twenty years as a Managing Partner at Brynwood Partners. She is a founding member of the Conference of Boards for the national Goodwill organization and is NACD Director Certified. She is involved in philanthropy through her Board Chair position at the Palm Beach Goodwill and serves on the Board of Gulfstream Goodwill, Inc. In 2025, Ms. McCabe was also appointed to the Governing Council of the Independent Directors Council. Ms. McCabe has served as a board member to a variety of companies and her diverse experience and financial background, among other things, qualifies her to serve as a Trustee.
The Statement of Additional Information includes additional information about the Board members and is available, without charge, upon request. Shareholders may call 833-677-3646 to request the Statement of Additional Information.

CARLYLE TACTICAL PRIVATE CREDIT FUND

Adviser	Carlyle Global Credit Investment Management L.L.C.

Distributor	Foreside Fund Services, LLC

Transfer Agent	SS&C GIDS, Inc.

Legal Counsel	Dechert LLP

Ticker Symbols
Class A	TAKAX
Class I	TAKIX
Class L	TAKLX
Class M	TAKMX
Class N	TAKNX
Class U	TAKUX
Class Y	TAKYX

© 2026 The Carlyle Group Inc. All rights reserved.

PRIVACY NOTICE
As a Carlyle Tactical Private Credit Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain non-public personal information about our shareholders from the following sources:
• The Subscription Agreement and other applications and forms.
• Your transactions with us, our affiliates or others.

Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

Who We Are
This notice describes the privacy policy of the Carlyle Tactical Private Credit Fund. This notice was last updated as of April 2020. In the event it is updated or changed, we will post an updated notice on our website at www.CarlyleTacticalCredit.com. If you have any questions about this privacy policy write to us at P.O. Box 219895, Kansas City, MO 64121-9895, or call us at (833) 677-3646.

This report must be preceded or accompanied by a prospectus.

Visit Us
CarlyleTacticalCredit.com
Call Us
833 677 3646

The Fund is distributed by Foreside Fund Services, LLC,
Three Canal Plaza, Suite 100, Portland, Maine 04101
All rights reserved.

CTACAR 02262026

Item 2. Code of Ethics

(a)The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
(c)The registrant has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.
(d)There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.
(e)Not applicable.
(f)A copy of the Fund’s Code of Ethics is attached hereto as exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Sanjeev Handa, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Handa is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services

(a)-(d)    The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The following information is provided for the years ending December 31, 2025 and December 31, 2024.

“Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for review of federal tax forms and other tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by the principal accountant for certain review of the registrant’s registration statement.

	For the Year Ended December 31,
	2025	2024
Audit Fees	$394,000	$370,000
Audit-Related Fees	15,000	15,000
Tax Fees	—	—
All Other Fees	—	—

(e)(1)    During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2)    The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

For the Year Ended December 31,
	2025	2024
Audit-Related Fees	—%	—%
Tax Fees	—%	—%
All Other Fees	—%	—%

(f)    Not applicable.

(g)    For the fiscal years ended December 31, 2025 and December 31, 2024, aggregate non-audit fees billed by the registrant’s accountant for services rendered to the Fund and to the registrant’s investment adviser were $0 and $0, respectively.
(h)    The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
(i)    Not applicable.
(j)    Not applicable.
Item 5. Audit Committee of Listed Registrants
(a)    Not applicable.
(b)    Not applicable.
Item 6. Schedule of Investments
(a)The complete schedule of investments is included in Item 1 of this Form N-CSR.
(b)Not applicable.
Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies.
(a)     Not applicable.
(b)     Not applicable.
Item 8. Changes in and Disagreements with Accountants For Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures For Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
Not applicable.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Fund has delegated its proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.
It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Adviser as a part of the Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.
The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.
The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.
Item 13. Portfolio Managers of Closed-End Management Investment Companies
(a)(1)

Name	Start Date	Bio
Brian Marcus Portfolio Manager	April 16, 2019
Brian Marcus is the Head of Cross Platform Investing at Carlyle Global Credit Investment Management L.L.C. and a Partner of The Carlyle Group. He also focuses on strategic growth opportunities for the Global Credit platform of The Carlyle Group (the ultimate parent company of CGCIM). He also helped develop TCG Capital Markets and has been involved in acquisitions of credit management platforms. Prior to coming to Carlyle, Mr. Marcus was with Morgan Stanley in the Principal Investments area, which used the firm’s capital in a diverse array of investments including private equity, distressed debt, and mezzanine. In this role, Mr. Marcus served as a director on a number of Boards. Previously, Mr. Marcus worked at Lehman Brothers in the mergers and acquisitions group. He received a B.S. in Economics from the Wharton School of the University of Pennsylvania and currently holds Series 7, 55 and 63 licenses.

(a)(2)The portfolio manager primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

(dollars in billions)	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Brian Marcus
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	0.37	1	0.37
Other Accounts	4	3.05	4	3.05

(a)(2)(iv)    The Fund’s executive officers and Trustees, and the employees of the Adviser, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Carlyle-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to Other Managed Funds.
The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.
The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.
The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.
The Adviser is paid a fee based on a percentage of the Fund’s Net Assets. Certain of the Other Managed Funds pay the Adviser or its affiliates different performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund.
By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.
The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.
(a)(3)Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests and helps the Adviser retain talented investment personnel. Portfolio managers also may receive discretionary compensation through awards under the Adviser’s equity incentive plan.
(a)(4)The following table shows the dollar range of equity securities in the Fund beneficially owned by the portfolio manager as of December 31, 2025.

Name	Aggregate Dollar Range of Equity Securities in the Fund (1)
Brian Marcus	$500,001–$1,000,000
(1) Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders

For the period covered by this Form N-CSR filing, there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures

(a)Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2025, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies
(a)Not applicable.
(b)Not applicable.
Item 18. Recovery of Erroneously Awarded Compensation.
(a)     Not applicable.
(b)     Not applicable.
Item 19. Exhibits
(a)(1)Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit. Filed herewith.
(a)(2)Not applicable.
(a)(3)A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a)(4)Not applicable.
(a)(5)Not applicable.
(b)Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carlyle Tactical Private Credit Fund

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: February 26, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: February 26, 2026

/s/ Craig Hempstead
By: Craig Hempstead
Principal Financial Officer
Date: February 26, 2026